As filed with the Securities and Exchange Commission on January 28, 2021
File Nos. 333-199089/ 811-23002

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 19
☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 22
☒

LATTICE STRATEGIES TRUST
(Exact Name of Registrant as Specified in Charter)

690 Lee Road
Wayne, Pennsylvania 19087
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 386-4068

Thomas R. Phillips, Esquire
Hartford Funds Management Company, LLC
690 Lee Road
Wayne, Pennsylvania 19087
(Name and Address of Agent for Service)

Copy to:
John V. O’Hanlon, Esquire
Dechert LLP
One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110-2605

It is proposed that this filing will become effective (check appropriate box):
  ☒ immediately upon filing pursuant to paragraph (b) of Rule 485
  ☐ on (Date) pursuant to paragraph (b) of Rule 485
  ☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
  ☐ on (Date) pursuant to paragraph (a)(1) of Rule 485
  ☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
  ☐ on (Date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
  ☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Hartford Multifactor ETFs
Prospectus
January 28, 2021

	Ticker	Exchange
Hartford Multifactor Developed Markets (ex-US) ETF	RODM	NYSE Arca
Hartford Multifactor Diversified International ETF	RODE	Cboe BZX
Hartford Multifactor Emerging Markets ETF	ROAM	NYSE Arca
Hartford Multifactor Small Cap ETF	ROSC	NYSE Arca
Hartford Multifactor US Equity ETF	ROUS	NYSE Arca
Neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Because you could lose money by investing in the Funds, be sure to read all risk disclosures carefully before investing.

Hartford Multifactor Developed Markets (ex-US) ETF Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in major developed markets of Europe, Canada and the Pacific Region.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the examples below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.29%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.29%
Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The examples assume that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Year 1	Year 3	Year 5	Year 10
$ 30	$ 93	$ 163	$368
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index (LRODMX) (the “Index”), which is designed to address risks and opportunities within developed markets located outside the U.S. The Index selects equity securities of companies domiciled within developed international equity markets that exhibit a favorable combination of factors, including valuation, momentum, and quality. The Index seeks to outperform a capitalization-weighted universe of companies located in major developed markets of Europe, Canada and the Pacific Region over a complete market cycle with up to 15% less volatility compared to that of the capitalization-weighted universe through the Index construction process. Risk-Optimized refers to the approach Lattice Strategies LLC (“Lattice” or the “Adviser”) takes in the development and management of the Index. The Index, developed by Lattice, seeks to address identified risks within its asset class. For example, country, company, and currency concentrations, valuation insensitivity, and other unmanaged risk factors may be addressed through the index management process. Risk-optimized does not mean “lower risk,” but rather refers to the deliberate and intentional re-allocation of specific risks.
The Index is built with a rules-based, proprietary methodology that employs a multi-layered risk-controlled approach that seeks to address risks associated with the cap-weighted universe, accounting for size, country, liquidity and volatility risks. Specifically, the Index seeks to de-concentrate individual country and currency risks while emphasizing companies that exhibit persistent risk premium factors, including but not limited to, quality, momentum, and value. The Index’s components are risk- and factor-adjusted twice annually, with a reconstitution and rebalance occurring in March and September. The Index was established on December 31, 2013. The components of the Index, and the degree to which these components represent certain industries, may change over time.

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Index but may also reduce some of the risks of active management, such as over concentration in countries and individual equities. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
The Fund generally invests at least 80% of its assets in securities included in the Index and in depositary receipts (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)) representing securities included in the Index. The Fund may invest the remainder of its assets in certain derivative instruments that may not be included in the Index, cash and cash equivalents, including money market funds, as well as in securities that are not included in the Index but that the sub-adviser believes will help the Fund track the Index. To the extent that the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will do so in approximately the same amount as the Index. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received) in accordance with the Fund’s securities lending program and guidelines.
The Index is sponsored by Lattice. Lattice determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. The Index is calculated and distributed by Solactive AG. Additional information on the Index can be found at hartfordfunds.com.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters please see “Additional Information Regarding Investment Strategies and Risks” in the Fund’s statutory prospectus.
Index Tracking Risk – While the Fund seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Foreign Investments Risk − Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Currency Risk − The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Mid Cap Securities Risk – The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Regional/Country Focus Risk − To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory and other risks. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
To the extent the Fund invests a significant portion of its assets in a particular economic region, such as Europe or Asia, the Fund will be more exposed to the economic and other risks associated with that region.
Market Price Risk – The net asset value (“NAV”) of the Fund’s shares and the value of your investment may fluctuate. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV and changes in the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the shares on the Fund’s listing exchange. Although it is expected that the Fund’s shares will remain listed on an exchange, disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s NAV or the intraday value of the Fund’s holdings. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. Neither the Adviser nor the Fund’s sub-adviser can predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. There can be no assurance as to whether and/or to what extent a Fund’s shares will trade at premiums or discounts to NAV or to the intraday value of the Fund’s holdings.
Passive Strategy/Index Risk – The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Index Related Risk – The Fund seeks to achieve a return that corresponds generally to the total return performance, before fees and expenses, of the Index as published by Lattice. There is no assurance that Lattice will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While Lattice does provide descriptions of what the Index is designed to achieve, Lattice does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of the Index it publishes, and does not guarantee that the Index will be in line with Lattice’s described index methodology. The mandate of the Adviser and sub-adviser, as described in this Prospectus, is to manage the Fund consistently with its respective Index. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time or at all, particularly where an index is less commonly used. Therefore, gains, losses or costs associated with the Index’s errors will generally be borne by the Fund and its shareholders. For example, during a period where the Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its shareholders. Shareholders should understand that any gains from Index errors will be kept by the Fund and its shareholders and any losses will be borne by the Fund and its shareholders.
Apart from scheduled rebalances, Lattice may also carry out additional ad hoc rebalances to the Index in order, for example, to correct an error in the selection of index constituents. Where the Fund’s Index is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Errors and unscheduled rebalances to the Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Fund’s Index. Therefore, errors and additional ad hoc rebalances carried out by Lattice with respect to the Index may increase the costs and market exposure risk of the Fund. Unusual market conditions may cause Lattice to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition.
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Industry Concentration Risk – Although the Fund generally will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, to the extent that the Index is concentrated in a particular industry, the Fund will concentrate its investments to approximately the same degree as its Index. If the Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments in an industry than a fund that does not focus its investments in any industry.
Authorized Participant Concentration Risk – Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a discount to NAV and possibly face trading halts and/or delisting.
Valuation Risk – The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
The Fund is subject to certain other risks, which are discussed in "Additional Information Regarding Investment Strategies and Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The bar chart shows the Fund’s performance for each calendar year since the Fund’s inception. The table shows how the Fund’s average annual total returns for different periods compare to the returns of the Index and another broad measure of market performance. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Updated performance information is available by visiting our website at hartfordfunds.com.
Total returns by calendar year

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	13.06%	June 30, 2020
Worst Quarter Return	-24.76%	March 31, 2020
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Average annual total returns for periods ending December 31, 2020
			Since Inception
Hartford Multifactor Developed Markets (ex-US) ETF	1 Year	5 Years	(2/25/15)
Return Before Taxes	-0.22%	6.49%	5.00%
Return After Taxes on Distributions	-0.82%	5.77%	4.29%
Return After Taxes on Distributions and Sale of Fund Shares	0.42%	4.97%	3.79%
Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index	-0.14%	6.64%	5.16%
MSCI World ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	7.59%	7.64%	4.97%
MANAGEMENT. The Fund’s investment adviser is Lattice Strategies LLC. The Fund’s sub-adviser is Mellon Investments Corporation (“Mellon” or the “Sub-Adviser”).
Portfolio Manager	Title	Involved with Fund Since
Thomas J. Durante, CFA	Managing Director, Co-Head of Equity Index Portfolio Management of Mellon	2015
Marlene Walker Smith	Director, Co-Head of Equity Index Portfolio Management of Mellon	2020
Todd Frysinger, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
David France, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
Michael Stoll	Vice President, Senior Portfolio Manager of Mellon	2020
Vlasta Sheremeta, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
PURCHASE AND SALE OF FUND SHARES. The Fund is an exchange-traded fund (“ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly from the Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). When buying and selling Fund shares on an exchange, therefore, investors may incur costs related to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) (the “bid-ask spread”). The Fund will only issue or redeem shares at NAV that have been aggregated into blocks of shares (“Creation Units”) to authorized participants (“Authorized Participants”) who have entered into agreements with the Fund’s distributor, ALPS Distributors, Inc. (the “Distributor”). The Fund will issue or redeem Creation Units in return for a basket of securities and/or cash that the Fund specifies each business day. Additional information about the Fund, including the Fund’s net asset value, market price, premiums and discounts and bid-ask spreads can be found at hartfordfunds.com.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s related companies may pay the intermediary for services and/or data related to the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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Hartford Multifactor Diversified International ETF Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of companies located in both developed and emerging markets.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the examples below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.29%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.29%
Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The examples assume that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Year 1	Year 3	Year 5	Year 10
$ 30	$ 93	$ 163	$368
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 156% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford Multifactor Diversified International Index (LRODEX) (the “Index”), which is designed to enhance return potential available from investment in a capitalization-weighted universe of developed and emerging markets located outside the U.S. The Index methodology seeks to enhance return potential available from investment in developed markets (excluding the US) and emerging market companies while reducing volatility by up to 15% compared to that of the capitalization-weighted universe over a complete market cycle through the Index construction process.
The Index is built with a rules-based, proprietary methodology, which employs a multi-layered risk-controlled approach that seeks to address the risks associated with the cap-weighted universe, accounting for liquidity and volatility risks. Specifically, the Index seeks to select companies exhibiting attractive risk premium profiles, including but not limited to, quality, momentum, and value, while managing overall volatility levels and other risks. The Index’s components are adjusted twice annually, with a reconstitution and rebalance occurring in March and September. The Index was established on June 28, 2019. Each equity security must be within the top 85% of the applicable country’s estimated free float market capitalization and have an average daily trading volume with an equivalent value of $1 million or more. The components of the Index, and the degree to which these components represent certain industries, may change over time. The Index, developed by Lattice Strategies LLC (“Lattice” or the “Adviser”), seeks to address identified risks within its asset class. For example, company concentrations, valuation insensitivity, and other unmanaged risk factors may be addressed through the index management process.
The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Index but also may
6

reduce some of the risks of active management, such as over concentration in countries and individual equities. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
The Fund generally invests at least 80% of its assets in the equity securities that are components of the Index and in depositary receipts (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)) representing securities of the Index. The Fund may invest the remainder of its assets in certain derivative instruments that may not be included in the Index, cash and cash equivalents, including money market funds, as well as in securities that are not included in the Index, but that the sub-adviser believes will help the Fund track the Index. To the extent that the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will do so in approximately the same amount as the Index. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received) in accordance with the Fund’s securities lending program and guidelines.
The Index is sponsored by Lattice. Lattice determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. The Index is calculated and distributed by Solactive AG. Additional information on the Index can be found at hartfordfunds.com.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters please see “Additional Information Regarding Investment Strategies and Risks” in the Fund’s statutory prospectus.
Index Tracking Risk – While the Fund seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Foreign Investments Risk − Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk − The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions,
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confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk − The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Regional/Country Focus Risk − To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory and other risks. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
To the extent the Fund invests a significant portion of its assets in a particular economic region, such as Europe or Asia, the Fund will be more exposed to the economic and other risks associated with that region.
Market Price Risk – The net asset value (“NAV”) of the Fund’s shares and the value of your investment may fluctuate. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV and changes in the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the shares on the Fund’s listing exchange. Although it is expected that the Fund’s shares will remain listed on an exchange, disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s NAV or the intraday value of the Fund’s holdings. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. Neither the Adviser nor the Fund’s sub-adviser can predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. There can be no assurance as to whether and/or to what extent a Fund’s shares will trade at premiums or discounts to NAV or to the intraday value of the Fund’s holdings.
Passive Strategy/Index Risk – The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Index Related Risk – The Fund seeks to achieve a return that corresponds generally to the total return performance, before fees and expenses, of the Index as published by Lattice. There is no assurance that Lattice will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While Lattice does provide descriptions of what the Index is designed to achieve, Lattice does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of the Index it publishes, and does not guarantee that the Index will be in line with Lattice’s described index methodology. The mandate of the Adviser and sub-adviser, as described in this Prospectus, is to manage the Fund consistently with its respective Index. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time or at all, particularly where an index is less commonly used. Therefore, gains, losses or costs associated with the Index’s errors will generally be borne by the Fund and its shareholders. For example, during a period where the Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its shareholders. Shareholders should understand that any gains from Index errors will be kept by the Fund and its shareholders and any losses will be borne by the Fund and its shareholders.
8

Apart from scheduled rebalances, Lattice may also carry out additional ad hoc rebalances to the Index in order, for example, to correct an error in the selection of index constituents. Where the Fund’s Index is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Errors and unscheduled rebalances to the Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Fund’s Index. Therefore, errors and additional ad hoc rebalances carried out by Lattice with respect to the Index may increase the costs and market exposure risk of the Fund. Unusual market conditions may cause Lattice to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition.
Industry Concentration Risk – Although the Fund generally will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, to the extent that the Index is concentrated in a particular industry, the Fund will concentrate its investments to approximately the same degree as its Index. If the Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments in an industry than a fund that does not focus its investments in any industry.
Authorized Participant Concentration Risk – Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a discount to NAV and possibly face trading halts and/or delisting.
Valuation Risk – The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
The Fund is subject to certain other risks, which are discussed in "Additional Information Regarding Investment Strategies and Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The performance information below reflects the Fund’s performance when it pursued a different principal investment strategy and tracked a different proprietary custom benchmark index prior to November 6, 2019. The bar chart shows the Fund’s performance for each calendar year since the Fund’s inception. The table shows how the Fund’s average annual total returns for different periods compare to the returns of the Index and another broad measure of market performance. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Updated performance information is available by visiting our website at hartfordfunds.com.
9

Total returns by calendar year

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	14.85%	December 31, 2020
Worst Quarter Return	-26.26%	March 31, 2020
Average annual total returns for periods ending December 31, 2020
		Since Inception
Hartford Multifactor Diversified International ETF	1 Year	(5/10/17)
Return Before Taxes	-0.26%	4.73%
Return After Taxes on Distributions	-0.91%	4.08%
Return After Taxes on Distributions and Sale of Fund Shares	0.46%	3.66%
Hartford Multifactor Diversified International Index	-0.03%	(1)2.37%
MSCI ACWI ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	10.65%	7.68%
(1)
The Hartford Multifactor Diversified International Index commenced operations on June 28, 2019. Reflects annualized returns starting on June 28, 2019.
MANAGEMENT. The Fund’s investment adviser is Lattice Strategies LLC. The Fund’s sub-adviser is Mellon Investments Corporation (“Mellon” or the “Sub-Adviser”).
Portfolio Manager	Title	Involved with Fund Since
Thomas J. Durante, CFA	Managing Director, Co-Head of Equity Index Portfolio Management of Mellon	2017
Marlene Walker Smith	Director, Co-Head of Equity Index Portfolio Management of Mellon	2020
Todd Frysinger, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
David France, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
Michael Stoll	Vice President, Senior Portfolio Manager of Mellon	2020
Vlasta Sheremeta, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
PURCHASE AND SALE OF FUND SHARES. The Fund is an exchange-traded fund (“ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly from the Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). When buying and selling Fund shares on an exchange, therefore, investors may incur costs related to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) (the “bid-ask spread”). The Fund will only issue or redeem shares at NAV that have been aggregated into blocks of shares (“Creation Units”) to authorized participants (“Authorized Participants”) who have entered into agreements with the Fund’s distributor, ALPS Distributors, Inc. (the “Distributor”). The Fund will issue or redeem Creation Units in return for a basket of securities and/or cash that the Fund specifies each business day. Additional information about the Fund, including the Fund’s net asset value, market price, premiums and discounts and bid-ask spreads can be found at hartfordfunds.com.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
10

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s related companies may pay the intermediary for services and/or data related to the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
11

Hartford Multifactor Emerging Markets ETF Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index based upon the emerging markets of the world.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the examples below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.44%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.44%
Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The examples assume that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Year 1	Year 3	Year 5	Year 10
$ 45	$ 141	$ 246	$555
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford Multifactor Emerging Markets Equity Index (LROEMX) (the “Index”), which is designed to balance risks and opportunities within equity markets of emerging economies while emphasizing constituents exhibiting a favorable combination of factor characteristics. The Index methodology seeks to enhance return potential available from investment in emerging market companies while reducing volatility by up to 15% compared to that of a capitalization-weighted universe of emerging market companies over a complete market cycle through the Index construction process.
The Index is comprised of securities of issuers located in emerging markets. The Index methodology seeks to enhance return potential through multifactor stock selection while applying a comprehensive risk framework to overall Index construction. The rules-based, proprietary methodology utilizes an optimization process to help achieve the desired composition and targeted characteristics, including reduced volatility, relative sector, country and size constraints and positive value, momentum, and quality relative factor scores at the portfolio level. Each equity security must be within the top 85% of the applicable country’s market capitalization and have an average daily trading volume with an equivalent value of $1 million or more. As of December 31, 2020, the approximate market capitalization range of components of the Index was $226.88 million to $691.1 billion. The Index’s components are adjusted twice annually, with a reconstitution and rebalance occurring in March and September. The Index was established on June 28, 2019. The components of the Index, and the degree to which these components represent certain industries, may change over time. The Index, developed by Lattice, seeks to address identified risks within its asset class. For example, country, company, and currency concentrations, valuation insensitivity, and other unmanaged risk factors may be addressed through the index management process.
12

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Index but may also reduce some of the risks of active management, such as over concentration in individual countries or securities. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
The Fund generally invests at least 80% of its assets in securities of the Index and in depositary receipts (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”)) representing securities of the Index. The Fund may invest the remainder of its assets in certain derivative instruments that may not be included in the Index, cash and cash equivalents, including money market funds, as well as in securities that are not included in the Index but that the sub-adviser believes will help the Fund track the Index. Emerging markets are considered to be those countries with economies exhibiting growing liquidity, increasing stability and infrastructure which are not yet considered to be developed markets. To the extent that the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will do so in approximately the same amount as the Index. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received) in accordance with the Fund’s securities lending program and guidelines.
The Index is sponsored by Lattice. Lattice determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. The Index is calculated and distributed by Solactive AG. Additional information on the Index can be found at hartfordfunds.com.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters please see “Additional Information Regarding Investment Strategies and Risks” in the Fund’s statutory prospectus.
Index Tracking Risk – While the Fund seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Foreign Investments Risk − Investments in foreign securities may be riskier, more volatile, and less liquid than investments in U.S. securities. Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions and the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions), may affect the value of the Fund’s investments in foreign securities. Changes in currency exchange rates may also adversely affect the Fund’s foreign investments. The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. This may adversely impact Fund performance.
Emerging Markets Risk − The risks related to investing in foreign securities are generally greater with respect to investments in companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. The risks of investing in emerging markets include risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation and oversight, less extensive and less frequent accounting, financial, auditing and other reporting requirements, significant delays in
13

settlement of trades, risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. In addition, the imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments may also result in losses. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets.
Currency Risk − The risk that the value of the Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency.
Regional/Country Focus Risk − To the extent that the Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, regulatory and other risks. A natural or other disaster could occur in a geographic region in which the Fund invests, which could affect the economy or particular business operations of companies in the specific geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
To the extent the Fund invests a significant portion of its assets in a particular economic region, such as Asia, the Fund will be more exposed to the economic and other risks associated with that region.
Market Price Risk – The net asset value (“NAV”) of the Fund’s shares and the value of your investment may fluctuate. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV and changes in the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the shares on the Fund’s listing exchange. Although it is expected that the Fund’s shares will remain listed on an exchange, disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s NAV or the intraday value of the Fund’s holdings. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. Neither the Adviser nor the Fund’s sub-adviser can predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. There can be no assurance as to whether and/or to what extent a Fund’s shares will trade at premiums or discounts to NAV or to the intraday value of the Fund’s holdings.
Passive Strategy/Index Risk – The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Index Related Risk – The Fund seeks to achieve a return that corresponds generally to the total return performance, before fees and expenses, of the Index as published by Lattice. There is no assurance that Lattice will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While Lattice does provide descriptions of what the Index is designed to achieve, Lattice does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of the Index it publishes, and does not guarantee that the Index will be in line with Lattice’s described index methodology. The mandate of the Adviser and sub-adviser, as described in this Prospectus, is to manage the Fund consistently with its respective Index. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time or at all, particularly where an index is less commonly used. Therefore, gains, losses or costs associated with the Index’s errors will generally be borne by the Fund and its shareholders. For example, during a period where the Fund’s Index contains incorrect constituents, the Fund would have market exposure to such
14

constituents and would be underexposed to the Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its shareholders. Shareholders should understand that any gains from Index errors will be kept by the Fund and its shareholders and any losses will be borne by the Fund and its shareholders.
Apart from scheduled rebalances, Lattice may also carry out additional ad hoc rebalances to the Index in order, for example, to correct an error in the selection of index constituents. Where the Fund’s Index is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Errors and unscheduled rebalances to the Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Fund’s Index. Therefore, errors and additional ad hoc rebalances carried out by Lattice with respect to the Index may increase the costs and market exposure risk of the Fund. Unusual market conditions may cause Lattice to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition.
Industry Concentration Risk – Although the Fund generally will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, to the extent that the Index is concentrated in a particular industry, the Fund will concentrate its investments to approximately the same degree as its Index. If the Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments in an industry than a fund that does not focus its investments in any industry.
Authorized Participant Concentration Risk – Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a discount to NAV and possibly face trading halts and/or delisting.
Valuation Risk – The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
The Fund is subject to certain other risks, which are discussed in "Additional Information Regarding Investment Strategies and Risks" in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The performance information below reflects the Fund’s performance when it pursued a different principal investment strategy and tracked a different proprietary custom benchmark index prior to September 11, 2019. The bar chart shows the Fund’s performance for each calendar year since the Fund’s inception. The table shows how the Fund’s average annual total returns for different periods compare to the returns of the Index and another broad measure of market performance. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Updated performance information is available by visiting our website at hartfordfunds.com.
15

Total returns by calendar year

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	19.71%	December 31, 2020
Worst Quarter Return	-28.55%	March 31, 2020
Average annual total returns for periods ending December 31, 2020
			Since Inception
Hartford Multifactor Emerging Markets ETF	1 Year	5 Years	(2/25/15)
Return Before Taxes	2.23%	6.39%	1.18%
Return After Taxes on Distributions	1.62%	5.83%	0.68%
Return After Taxes on Distributions and Sale of Fund Shares	1.97%	5.06%	0.97%
Hartford Multifactor Emerging Markets Equity Index	2.89%	N/A	(1)2.77%
MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	18.31%	12.81%	7.12%
(1)
The Hartford Multifactor Emerging Markets Equity Index commenced operations on June 28, 2019. Reflects annualized returns starting on June 28, 2019.
MANAGEMENT. The Fund’s investment adviser is Lattice Strategies LLC. The Fund’s sub-adviser is Mellon Investments Corporation (“Mellon” or the “Sub-Adviser”).
Portfolio Manager	Title	Involved with Fund Since
Thomas J. Durante, CFA	Managing Director, Co-Head of Equity Index Portfolio Management of Mellon	2015
Marlene Walker Smith	Director, Co-Head of Equity Index Portfolio Management of Mellon	2020
Todd Frysinger, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
David France, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
Michael Stoll	Vice President, Senior Portfolio Manager of Mellon	2020
Vlasta Sheremeta, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
PURCHASE AND SALE OF FUND SHARES. The Fund is an exchange-traded fund (“ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly from the Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). When buying and selling Fund shares on an exchange, therefore, investors may incur costs related to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) (the “bid-ask spread”). The Fund will only issue or redeem shares at NAV that have been aggregated into blocks of shares (“Creation Units”) to authorized participants (“Authorized Participants”) who have entered into agreements with the Fund’s distributor, ALPS Distributors, Inc. (the “Distributor”). The Fund will issue or redeem Creation Units in return for a basket of securities and/or cash that the Fund specifies each business day. Additional information about the Fund, including the Fund’s net asset value, market price, premiums and discounts and bid-ask spreads can be found at hartfordfunds.com.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
16

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s related companies may pay the intermediary for services and/or data related to the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
17

Hartford Multifactor Small Cap ETF Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of small capitalization exchange traded equity securities.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the examples below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees(1)	0.34%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses(2)	0.34%
(1)
“Management fees” have been restated to reflect current fees.
(2)
“Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include the restated “Management Fees.”
Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The examples assume that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Year 1	Year 3	Year 5	Year 10
$ 35	$ 109	$ 191	$431
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 158% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford Multifactor Small Cap Index (LROSCX) (the “Index”), which is designed to address risks and opportunities within the United States small cap universe by selecting equity securities of companies exhibiting a favorable combination of factor characteristics, including valuation, momentum, and quality. The Index seeks to enhance the return potential available from investment in a capitalization-weighted universe of U.S. small capitalization equity securities over a complete market cycle with up to 15% less volatility compared to that of the capitalization-weighted universe through the Index construction process.
The Index is built with a rules-based, proprietary methodology, which employs a multi-layered risk-controlled approach that seeks to address the risks associated with the cap-weighted universe, accounting for liquidity and volatility risks. Specifically, the Index seeks to select companies exhibiting attractive risk premium profiles, including but not limited to, quality, momentum, and value, while managing overall volatility levels and other risks. The Index’s components are adjusted twice annually, with a reconstitution and rebalance occurring in March and September. The Index was established on June 28, 2019. Small cap securities are defined as the smallest up to 2,000 companies among the up to 3,000 largest U.S. companies by estimated free-float market capitalization. The capitalization range of the Index was $98.86 million to $5.07 billion as of December 31, 2020. The components of the Index, and the degree to which these components represent certain industries, may change over time. The Index, developed by Lattice Strategies LLC (“Lattice” or the “Adviser”), seeks to address identified risks within its asset class. For example, company concentrations, valuation insensitivity, and other unmanaged risk factors may be addressed through the index management process.
18

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
The Fund generally invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain derivative instruments that may not be included in the Index, cash and cash equivalents, including money market funds, as well as in securities that are not included in the Index, but that the sub-adviser believes will help the Fund track the Index. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received) in accordance with the Fund’s securities lending program and guidelines. To the extent that the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will do so in approximately the same amount as the Index.
The Index is sponsored by Lattice. Lattice determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. The Index is calculated and distributed by Solactive AG. Additional information on the Index can be found at hartfordfunds.com.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters please see “Additional Information Regarding Investment Strategies and Risks” in the Fund’s statutory prospectus.
Index Tracking Risk – While the Fund seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Small Cap Securities Risk – Investments in small capitalization companies involve greater risks than investments in larger, more established companies. Many of these companies are young and have limited operating or business history. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks, including the risk of bankruptcy.
Market Price Risk – The net asset value (“NAV”) of the Fund’s shares and the value of your investment may fluctuate. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV and changes in the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the shares on the Fund’s listing exchange. Although it is expected that the Fund’s shares will remain listed on an exchange, disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s NAV or the intraday value of the Fund’s holdings. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. Neither the Adviser nor the Fund’s sub-adviser can predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely
19

related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. There can be no assurance as to whether and/or to what extent a Fund’s shares will trade at premiums or discounts to NAV or to the intraday value of the Fund’s holdings.
Passive Strategy/Index Risk – The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Index Related Risk – The Fund seeks to achieve a return that corresponds generally to the total return performance, before fees and expenses, of the Index as published by Lattice. There is no assurance that Lattice will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While Lattice does provide descriptions of what the Index is designed to achieve, Lattice does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of the Index it publishes, and does not guarantee that the Index will be in line with Lattice’s described index methodology. The mandate of the Adviser and sub-adviser, as described in this Prospectus, is to manage the Fund consistently with its respective Index. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time or at all, particularly where an index is less commonly used. Therefore, gains, losses or costs associated with the Index’s errors will generally be borne by the Fund and its shareholders. For example, during a period where the Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its shareholders. Shareholders should understand that any gains from Index errors will be kept by the Fund and its shareholders and any losses will be borne by the Fund and its shareholders.
Apart from scheduled rebalances, Lattice may also carry out additional ad hoc rebalances to the Index in order, for example, to correct an error in the selection of index constituents. Where the Fund’s Index is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Errors and unscheduled rebalances to the Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Fund’s Index. Therefore, errors and additional ad hoc rebalances carried out by Lattice with respect to the Index may increase the costs and market exposure risk of the Fund. Unusual market conditions may cause Lattice to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition.
Industry Concentration Risk – Although the Fund generally will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, to the extent that the Index is concentrated in a particular industry, the Fund will concentrate its investments to approximately the same degree as its Index. If the Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments in an industry than a fund that does not focus its investments in any industry.
Authorized Participant Concentration Risk – Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a discount to NAV and possibly face trading halts and/or delisting.
Valuation Risk – The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
20

The Fund is subject to certain other risks, which are discussed in "Additional Information Regarding Investment Strategies and Risks” in the Fund’s statutory prospectus.
PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The performance information below reflects the Fund’s performance when it pursued a different principal investment strategy and tracked a different proprietary custom benchmark index prior to November 6, 2019. The bar chart shows the Fund’s performance for each calendar year since the Fund’s inception. The table shows how the Fund’s average annual total returns for different periods compare to the returns of the Index and another broad measure of market performance. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Updated performance information is available by visiting our website at hartfordfunds.com.
Total returns by calendar year

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	23.98%	December 31, 2020
Worst Quarter Return	-32.73%	March 31, 2020
Average annual total returns for periods ending December 31, 2020
			Since Inception
Hartford Multifactor Small Cap ETF	1 Year	5 Years	(3/23/15)
Return Before Taxes	5.65%	9.17%	6.83%
Return After Taxes on Distributions	5.15%	8.50%	6.14%
Return After Taxes on Distributions and Sale of Fund Shares	3.62%	7.14%	5.24%
Hartford Multifactor Small Cap Index	5.78%	N/A	(1)11.03%
Russell 2000 Index (Gross) (reflects no deduction for fees, expenses or taxes)	19.96%	13.26%	9.54%
(1)
The Hartford Multifactor Small Cap Index commenced operations on June 28, 2019. Reflects annualized returns starting on June 28, 2019.
MANAGEMENT. The Fund’s investment adviser is Lattice Strategies LLC. The Fund’s sub-adviser is Mellon Investments Corporation (“Mellon” or the “Sub-Adviser”).
Portfolio Manager	Title	Involved with Fund Since
Thomas J. Durante, CFA	Managing Director, Co-Head of Equity Index Portfolio Management of Mellon	2015
Marlene Walker Smith	Director, Co-Head of Equity Index Portfolio Management of Mellon	2020
Todd Frysinger, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
David France, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
Michael Stoll	Vice President, Senior Portfolio Manager of Mellon	2020
Vlasta Sheremeta, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
21

PURCHASE AND SALE OF FUND SHARES. The Fund is an exchange-traded fund (“ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly from the Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). When buying and selling Fund shares on an exchange, therefore, investors may incur costs related to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) (the “bid-ask spread”). The Fund will only issue or redeem shares at NAV that have been aggregated into blocks of shares (“Creation Units”) to authorized participants (“Authorized Participants”) who have entered into agreements with the Fund’s distributor, ALPS Distributors, Inc. (the “Distributor”). The Fund will issue or redeem Creation Units in return for a basket of securities and/or cash that the Fund specifies each business day. Additional information about the Fund, including the Fund’s net asset value, market price, premiums and discounts and bid-ask spreads can be found at hartfordfunds.com.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s related companies may pay the intermediary for services and/or data related to the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
22

Hartford Multifactor US Equity ETF Summary Section
INVESTMENT OBJECTIVE. The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of an index that tracks the performance of exchange traded U.S. equity securities.
YOUR EXPENSES. The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the examples below.
Shareholder Fees (fees paid directly from your investment):	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management fees	0.19%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.19%
Example. The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The examples assume that:
•
Your investment has a 5% return each year
•
The Fund’s operating expenses remain the same
Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:
Year 1	Year 3	Year 5	Year 10
$ 19	$ 61	$ 107	$243
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGY. The Fund seeks to provide investment results that, before fees and expenses, correspond to the total return performance of the Hartford Multifactor Large Cap Index (LROLCX) (the “Index”), which seeks to enhance the return potential available from investment in the initial capitalization-weighted universe while reducing volatility by up to 15% compared to that of the capitalization-weighted universe over a complete market cycle through the Index construction process. The Index methodology seeks to enhance return potential through multifactor stock selection while applying a comprehensive risk framework to overall Index construction. The rules-based, proprietary methodology uses an optimization process to help achieve the desired composition and targeted characteristics, including reduced volatility, relative sector and size constraints, and positive value, momentum, and quality relative factor scores at the portfolio level. The Index’s components are adjusted twice annually, with a reconstitution and rebalance occurring in March and September. The Index was established on June 28, 2019. The Index is comprised of large capitalization securities, which are defined as securities included among the 1,000 largest U.S. companies by estimated free-float market capitalization. The capitalization range of the Index was $2.37 billion to $2.25 trillion as of December 31, 2020. The components of the Index, and the degree to which these components represent certain industries, may change over time. The Index, developed by Lattice Strategies LLC (“Lattice” or the “Adviser”), seeks to address identified risks within its asset class. For example, country, company, and currency concentrations, valuation insensitivity, and other unmanaged risk factors may be addressed through the index management process.
23

The Adviser uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Index but also may reduce some of the risks of active management, such as over concentration. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
The Fund generally invests at least 80% of its assets in securities of the Index and in depositary receipts representing securities of the Index. The Fund may invest the remainder of its assets in certain instruments that are not included in the Index, cash and cash equivalents, including money market funds, as well as in securities that are not included in the Index, but that the sub-adviser believes will help the Fund track the Index. To the extent that the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will do so in approximately the same amount as the Index. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received) in accordance with the Fund’s securities lending program and guidelines.
The Index is sponsored by Lattice. Lattice determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. The Index is calculated and distributed by Solactive AG. Additional information on the Index can be found at hartfordfunds.com.
PRINCIPAL RISKS. The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective. For more information regarding risks and investment matters please see “Additional Information Regarding Investment Strategies and Risks” in the Fund’s statutory prospectus.
Index Tracking Risk – While the Fund seeks to track the performance of the Index as closely as possible (i.e., achieve a high degree of correlation with the Index), the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.
Market Risk – Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets.
Equity Risk – The risk that the price of equity or equity related securities may decline due to changes in a company’s financial condition and overall market and economic conditions.
Large Cap Securities Risk – Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller and mid-sized companies.
Market Price Risk – The net asset value (“NAV”) of the Fund’s shares and the value of your investment may fluctuate. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV and changes in the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the shares on the Fund’s listing exchange. Although it is expected that the Fund’s shares will remain listed on an exchange, disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s NAV or the intraday value of the Fund’s holdings. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. Neither the Adviser nor the Fund’s sub-adviser can predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. There can be no assurance as to whether and/or to what extent a Fund’s shares will trade at premiums or discounts to NAV or to the intraday value of the Fund’s holdings.
24

Passive Strategy/Index Risk – The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.
Index Related Risk – The Fund seeks to achieve a return that corresponds generally to the total return performance, before fees and expenses, of the Index as published by Lattice. There is no assurance that Lattice will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While Lattice does provide descriptions of what the Index is designed to achieve, Lattice does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of the Index it publishes, and does not guarantee that the Index will be in line with Lattice’s described index methodology. The mandate of the Adviser and sub-adviser, as described in this Prospectus, is to manage the Fund consistently with its respective Index. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time or at all, particularly where an index is less commonly used. Therefore, gains, losses or costs associated with the Index’s errors will generally be borne by the Fund and its shareholders. For example, during a period where the Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. As such, errors may result in a negative or positive performance impact to the Fund and its shareholders. Shareholders should understand that any gains from Index errors will be kept by the Fund and its shareholders and any losses will be borne by the Fund and its shareholders.
Apart from scheduled rebalances, Lattice may also carry out additional ad hoc rebalances to the Index in order, for example, to correct an error in the selection of index constituents. Where the Fund’s Index is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Errors and unscheduled rebalances to the Index may also expose the Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Fund’s Index. Therefore, errors and additional ad hoc rebalances carried out by Lattice with respect to the Index may increase the costs and market exposure risk of the Fund. Unusual market conditions may cause Lattice to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition.
Industry Concentration Risk – Although the Fund generally will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, to the extent that the Index is concentrated in a particular industry, the Fund will concentrate its investments to approximately the same degree as its Index. If the Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments in an industry than a fund that does not focus its investments in any industry.
Authorized Participant Concentration Risk – Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a discount to NAV and possibly face trading halts and/or delisting.
Valuation Risk – The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
The Fund is subject to certain other risks, which are discussed in "Additional Information Regarding Investment Strategies and Risks” in the Fund’s statutory prospectus.
25

PAST PERFORMANCE. The performance information below indicates the risks of investing in the Fund. Keep in mind that past performance does not indicate future results. Updated performance information is available at hartfordfunds.com. The performance information below reflects the Fund’s performance when it pursued a different principal investment strategy and tracked a different proprietary custom benchmark index prior to September 11, 2019. The bar chart shows the Fund’s performance for each calendar year since the Fund’s inception. The table shows how the Fund’s average annual total returns for different periods compare to the returns of the Index and another broad measure of market performance. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Updated performance information is available by visiting our website at hartfordfunds.com.
Total returns by calendar year

During the periods shown in the chart above:	Returns	Quarter Ended
Best Quarter Return	15.79%	June 30, 2020
Worst Quarter Return	-22.39%	March 31, 2020
Average annual total returns for periods ending December 31, 2020
			Since Inception
Hartford Multifactor US Equity ETF	1 Year	5 Years	(2/25/15)
Return Before Taxes	6.47%	10.38%	8.10%
Return After Taxes on Distributions	5.88%	9.84%	7.57%
Return After Taxes on Distributions and Sale of Fund Shares	4.14%	8.14%	6.31%
Hartford Multifactor Large Cap Index	6.60%	N/A	(1)9.87%
Russell 1000 Index (Gross) (reflects no deduction for fees, expenses or taxes)	20.96%	15.60%	12.73%
(1)
The Hartford Multifactor Large Cap Index commenced operations on June 28, 2019. Reflects annualized returns starting on June 28, 2019.
MANAGEMENT. The Fund’s investment adviser is Lattice Strategies LLC. The Fund’s sub-adviser is Mellon Investments Corporation (“Mellon” or the “Sub-Adviser”).
Portfolio Manager	Title	Involved with Fund Since
Thomas J. Durante, CFA	Managing Director, Co-Head of Equity Index Portfolio Management of Mellon	2015
Marlene Walker Smith	Director, Co-Head of Equity Index Portfolio Management of Mellon	2020
Todd Frysinger, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
David France, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
Michael Stoll	Vice President, Senior Portfolio Manager of Mellon	2020
Vlasta Sheremeta, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
PURCHASE AND SALE OF FUND SHARES. The Fund is an exchange-traded fund (“ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and may not be purchased or redeemed directly from the Fund. The price of Fund shares is based on market price, and because ETF shares trade at
26

market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). When buying and selling Fund shares on an exchange, therefore, investors may incur costs related to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) (the “bid-ask spread”). The Fund will only issue or redeem shares at NAV that have been aggregated into blocks of shares (“Creation Units”) to authorized participants (“Authorized Participants”) who have entered into agreements with the Fund’s distributor, ALPS Distributors, Inc. (the “Distributor”). The Fund will issue or redeem Creation Units in return for a basket of securities and/or cash that the Fund specifies each business day. Additional information about the Fund, including the Fund’s net asset value, market price, premiums and discounts and bid-ask spreads can be found at hartfordfunds.com.
TAX INFORMATION. The Fund’s distributions are generally taxable, and may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s related companies may pay the intermediary for services and/or data related to the sale of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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Summary Information About the Exchange-Traded Funds
This prospectus describes five ETFs: Hartford Multifactor Developed Markets (ex-US) ETF, Hartford Multifactor Diversified International ETF, Hartford Multifactor Emerging Markets ETF, Hartford Multifactor Small Cap ETF and Hartford Multifactor US Equity ETF (each a “Fund” and, collectively, the “Funds”) offered by Lattice Strategies Trust (the “Trust”).
ETFs are funds that trade on an exchange like other publicly-traded securities and may be designed to track an index or to be actively managed. Each Fund is designed to track an index. Each share of a Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Lattice Strategies LLC is the investment adviser to each Fund and Mellon Investments Corporation (“Mellon”) is each Fund’s sub-adviser. Unlike shares of a mutual fund, which all shareholders can buy or redeem directly from the issuing fund at a price based on net asset value (“NAV”), only Authorized Participants may buy and redeem shares of the Funds directly from the Funds at NAV. Also, unlike shares of a mutual fund, shares of a Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Shares of Hartford Multifactor Developed Markets (ex-US) ETF, Hartford Multifactor Emerging Markets ETF, Hartford Multifactor Small Cap ETF and Hartford Multifactor US Equity ETF are listed for trading on NYSE Arca, Inc. (“NYSE Arca”) and shares of Hartford Multifactor Diversified International ETF are listed for trading on Cboe BZX Exchange, Inc. (“Cboe BZX”). Shares of the Funds may be listed and trade on other secondary markets. The market price for a share of a Fund may be different from that Fund’s most recent NAV. Each Fund issues and redeems shares at NAV only in Creation Units, which only Authorized Participants may purchase or redeem directly with a Fund at NAV. These transactions are in exchange for securities and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not purchase or redeem shares directly from a Fund.
Each Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund should not by itself constitute a complete investment program. This prospectus explains what you should know about the Funds before you invest. Please read it carefully. Investors should be aware that the investments made by the Funds and the results achieved by the Funds at any given time are not expected to be the same as those made by other funds for which Lattice or its affiliates act as investment adviser, or for which Mellon acts as sub-adviser, including funds with names, investment objectives and policies similar to the Funds. Certain affiliates of the Funds and Lattice may purchase and resell Fund shares pursuant to this prospectus.
Under continuous listing standards adopted by each Fund’s listing exchange, a Fund is required to confirm on an ongoing basis that the components of the Fund’s proprietary custom benchmark index satisfy the applicable listing requirements. In the event that a Fund’s proprietary custom benchmark index does not comply with the applicable listing requirements, that Fund is required to rectify such non-compliance by requesting that the Index Provider modify the index, adopting a new proprietary custom benchmark index, or obtaining relief from the U.S. Securities and Exchange Commission (“SEC”). Failure to rectify such non-compliance may result in a Fund being delisted by the listing exchange.
Additional information about the Funds, including Fund fact sheets, and information regarding each Fund’s net asset value, market price, bid-ask spreads and the number of days that the Fund’s shares traded on NYSE Arca or Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
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Additional Information Regarding Investment Strategies and Risks
Information about each Fund’s investment objective and principal strategy is provided in the summary section of this prospectus. Additional information regarding the investment strategy and other investment policies for each Fund is provided below.
MORE INFORMATION ABOUT INVESTMENT STRATEGIES
In addition to the principal strategies set forth in the summary section of this prospectus, each Fund may use derivative investments, primarily futures and swap transactions, to manage portfolio risks and to maintain efficient portfolio management.
Each Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. An index is a theoretical financial calculation while each Fund is an actual investment portfolio. The performance of each Fund and its respective index (each, an “Index”) may vary due to transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the Fund’s portfolio and the Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of the Fund’s portfolio from that of the Index. Each Fund intends to invest in its respective Index through “Replication,” which is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. Lattice uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
As Fund cash flows permit, the Adviser may use cash flows to adjust the weights of a Fund’s underlying investments in an effort to minimize any differences in weights between the Fund and its underlying Index.
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More Information About Risks
The principal and certain additional risks of investing in each Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. Many factors affect each Fund’s performance. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that a Fund will achieve its investment objective, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each Fund have varying degrees of risk. The Funds’ combined statement of additional information (“SAI”) contains more detailed information about the Funds’ investment policies and risks.
√ Principal Risk X Additional Risk	Hartford Multifactor Developed Markets (ex-US) ETF	Hartford Multifactor Diversified International ETF	Hartford Multifactor Emerging Markets ETF
Authorized Participant Concentration Risk	√	√	√
Cash Transactions Risk	X	X	X
Counterparty Risk	X	X	X
Currency Risk	√	√	√
Depositary Receipts Risk	X	X	X
Derivatives Risk	X	X	X
Futures and Options Risk	X	X	X
Swaps Risk	X	X	X
Hedging Risk	X	X	X
Equity Risk	√	√	√
Exchange Traded Funds	X	X	X
Exchange Traded Notes Risk	X	X	X
Foreign Investments Risk	√	√	√
Emerging Markets Risk		√	√
Illiquid Investments Risk	X	X	X
Index Tracking Risk	√	√	√
Index Related Risk	√	√	√
Industry Concentration Risk	√	√	√
Large Cap Securities Risk	X	X	X
Large Shareholder Transaction Risk	X	X	X
Market Price Risk	√	√	√
Market Risk	√	√	√
Mid Cap Securities Risk	√
No Guarantee of Active Trading Market Risk	X	X	X
Other Investment Companies Risk	X	X	X
Passive Strategy/Index Risk	√	√	√
Regional/Country Focus Risk	√	√	√
Asian Economic Risk	√	√	√
Central and South American Economic Risk	X	X	X
European Economic Risk	√	√	X
Restricted Securities Risk	X	X	X
Rule 144A Securities and Regulation S Securities Risk	X	X	X
Secondary Trading Market Issues	X	X	X
Securities Lending Risk	X	X	X
Small Cap Securities Risk
Use as an Underlying Fund Risk	X	X	X
Valuation Risk	√	√	√

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√ Principal Risk X Additional Risk	Hartford Multifactor Small Cap ETF	Hartford Multifactor US Equity ETF
Authorized Participant Concentration Risk	√	√
Cash Transactions Risk	X	X
Counterparty Risk	X	X
Currency Risk
Depositary Receipts Risk	X
Derivatives Risk	X	X
Futures and Options Risk	X	X
Swaps Risk	X	X
Hedging Risk	X	X
Equity Risk	√	√
Exchange Traded Funds	X	X
Exchange Traded Notes Risk	X	X
Foreign Investments Risk
Emerging Markets Risk
Illiquid Investments Risk	X	X
Index Tracking Risk	√	√
Index Related Risk	√	√
Industry Concentration Risk	√	√
Large Cap Securities Risk		√
Large Shareholder Transaction Risk	X	X
Market Price Risk	√	√
Market Risk	√	√
Mid Cap Securities Risk
No Guarantee of Active Trading Market Risk	X	X
Other Investment Companies Risk	X	X
Passive Strategy/Index Risk	√	√
Regional/Country Focus Risk
Asian Economic Risk
Central and South American Economic Risk
European Economic Risk
Restricted Securities Risk	X	X
Rule 144A Securities and Regulation S Securities Risk	X
Secondary Trading Market Issues	X	X
Securities Lending Risk	X	X
Small Cap Securities Risk	√	X
Use as an Underlying Fund Risk	X	X
Valuation Risk	√	√
AUTHORIZED PARTICIPANT CONCENTRATION RISK − Only an authorized participant may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a discount to NAV and possibly face trading halts and/or delisting.
CASH TRANSACTIONS RISK – In certain instances, a Fund may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. As a result, an investment in a Fund may be less tax-efficient than an investment in an ETF that effects creations and redemptions primarily or wholly in-kind. ETFs generally are able to make in-kind redemptions and thereby avoid being taxed on gains on the distributed portfolio securities at the Fund level. When a Fund effects redemptions partly or wholly for cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction
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costs. If a Fund realizes a gain on these sales, the Fund generally will be required to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. A Fund generally distributes these gains to shareholders to avoid capital gains taxes at the Fund level and the need to otherwise comply with the special tax rules that apply to such gains. This strategy may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of a Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.
COUNTERPARTY RISK − The risk that the counterparty to a derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Over-the-counter derivatives may not offer the Fund the same level of protection as exchange traded derivatives.
CURRENCY RISK – The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which a Fund invests, stronger or weaker. Currency risk may be particularly high to the extent that a Fund invests in foreign securities or currencies that are economically tied to emerging market countries.
DEPOSITARY RECEIPTS RISK – A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. A Fund may invest in Depositary Receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Certain Funds may also invest in Global Depositary Notes (“GDNs”), a form of depositary receipt. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local bonds; however, they trade, settle, and pay interest and principal in U.S. Dollars. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary and holders of GDNs may have limited rights. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa.
DERIVATIVES RISK – A Fund may use derivatives for investment purposes and/or for hedging purposes, including anticipatory hedges. Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Successful use of derivative instruments by a Fund depends on the sub-adviser’s judgment with respect to a number of factors and a Fund’s performance may be worse and/or more volatile than if it had not used these instruments. Derivatives may involve significant risks, including:
Counterparty/Credit Risk - the risk that the party on the other side of the transaction will be unable to honor its financial obligation to a Fund.
Currency Risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage Risk - the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity Risk - the risk that certain investments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth, which could expose a Fund to losses and could make derivatives more difficult for a Fund to value accurately.
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Index Risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what a Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index. For this reason, a Fund’s investment in these instruments may decline significantly in value if index levels move in a way that is not anticipated.
Regulatory Risk - Government legislation or regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives. In October 2020, the SEC adopted new regulations applicable to a fund's use of derivatives and that will, among other things, require a fund to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the board of directors of the fund. The new rule could impact the effectiveness or raise the costs of a Fund's derivatives transactions, impede the employment of a Fund’s derivatives strategies, or adversely affect Fund performance and cause a Fund to lose value.
Tax Risk - The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments, and could impair the ability of the sub-adviser to use derivatives when it wishes to do so.
Short Position Risk - A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument which could cause a Fund to suffer a (potentially unlimited) loss.
If a Fund’s derivative investments represent a significant portion of its portfolio, a Fund’s exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
FUTURES AND OPTIONS RISK − An option is an agreement that, for a premium payment or fee, gives the purchaser the right but not the obligation to buy or sell the underlying asset at a specified price during a period of time or on a specified date, or receive a cash settlement payment. A future is a contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specific amount of an asset at a specified future date at a specified price, or make a cash settlement payment. Futures and options are subject to the risk that the sub-adviser may incorrectly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors that may affect the value of the underlying asset. Futures and options may be more volatile than direct investments in the securities underlying the futures and options and may not correlate perfectly to the underlying securities. Futures and options also involve additional expenses as compared to investing directly in the underlying securities, which could reduce any benefit or increase any loss to a Fund from using the strategy. Futures and options may also involve the use of leverage as a Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options transactions may be effected on securities exchanges or, in the case of certain options, in the over-the-counter market. When options are purchased over-the-counter, a Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the contract. Futures and options may also be illiquid, and in such cases, a Fund may have difficulty closing out its position or valuing the contract. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
SWAPS RISK - Swap agreements are contracts entered into for a set period of time in which the parties agree to exchange payments based on some underlying reference asset (such as interest rates). The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Fund’s direct investments in the reference assets.
Transactions in swaps can involve greater risks than if a Fund had invested directly in the reference asset since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and valuation risk. Because certain swaps are two-party contracts and because they may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and difficult to value. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction
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or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the sub-adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, a Fund’s use of swaps may not be effective in fulfilling a Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Certain swaps are centrally-cleared and are exchange-traded. Central clearing tends to decrease credit risk and improve liquidity. However, central clearing does not make the contracts risk-free and there is no guarantee that a Fund would consider all exchange-traded swaps to be liquid.
In order to reduce the risk associated with leveraging, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or otherwise “cover” its position in a manner consistent with the Investment Company Act of 1940, as amended (the “1940 Act”) or the rules and SEC interpretations thereunder. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.
HEDGING RISK − Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.
EQUITY RISK – Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
EXCHANGE TRADED FUNDS RISK − An investment in an ETF generally presents the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies as the ETF. ETF investments are also subject to the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; the risk that, to the extent the ETF does not fully replicate the underlying index, the ETF’s investment strategy may not produce the intended results; the risk of more frequent price fluctuations due to secondary market trading, which may result in a loss to a Fund; the risk that the ETF may trade at a price that is lower than its NAV; and the risk that an active market for the ETF’s shares may not develop or be maintained. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. A Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which a Fund invests. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.
EXCHANGE TRADED NOTES RISK − Exchange traded notes (“ETNs”) are a type of unsecured, unsubordinated debt security that have characteristics and risks, including credit risk, similar to those of fixed-income securities, and trade on a major exchange similar to shares of exchange-traded funds ("ETFs"). Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and the Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.
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FOREIGN INVESTMENTS RISK − Investments in foreign securities may be riskier than investments in U.S. securities and may also be less liquid, more volatile and more difficult to value than securities of U.S. issuers. Foreign investments may be affected by the following:
•
changes in currency exchange rates
•
changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
•
increased volatility
•
substantially less volume on foreign stock markets and other securities markets
•
higher commissions and dealer mark-ups
•
inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions or delays in settlement
•
less uniform accounting, auditing and financial reporting standards
•
less publicly available information about a foreign issuer or borrower
•
less government regulation and oversight
•
unfavorable foreign tax laws
•
political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including the imposition of sanctions, tariffs, or other governmental restrictions)
•
differences in individual foreign economies
•
geopolitical events (including pandemics and epidemics) that may disrupt securities markets and adversely affect global economies and markets
Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.
The impact of the United Kingdom’s departure from the European Union (“EU”), commonly known as “Brexit,” and the potential departure of one or more other countries from the EU may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the United Kingdom’s departure may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
EMERGING MARKETS RISK − The risks of foreign investments are usually greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Settlements of trades in
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emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Funds) to bring actions against bad actors may be limited. As a result of these legal structures and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors make investing in frontier market countries significantly riskier than investing in other countries.
ILLIQUID INVESTMENTS RISK − An illiquid investment means an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment, as determined under the Fund's liquidity risk management program. In addition, securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. If a Fund holds illiquid investments, it may be unable to quickly sell them or may be able to sell them only at a price below current value. If one or more of a Fund’s investments becomes illiquid, the Fund may exceed its limit on such investments. In this case, the Fund will consider appropriate steps to bring the Fund’s holdings back under the limit.
INDEX TRACKING RISK – There is a risk that the performance of each Fund may diverge from performance of its respective Index as a result of tracking error. Tracking error may occur because of differences between the securities held in a Fund’s portfolio and those included in the Index. Tracking error may also occur because of pricing differences, transaction costs, a Fund holding uninvested cash, differences in the timing of the accrual of dividends, changes to the Index or the costs of complying with various new or existing regulatory requirements. Additionally, tracking error may result because a Fund incurs fees and expenses, while the Index does not.
INDEX RELATED RISK – Each Fund seeks to achieve a return that corresponds generally to the total return performance, before fees and expenses, of its respective Index as published by Lattice. There is no assurance that Lattice will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While Lattice does provide descriptions of what each Index is designed to achieve, Lattice does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of the indices it publishes, and does not guarantee that any such index will be in line with Lattice’s described index methodology. Lattice’s mandate, as described in this Prospectus, is to manage each Fund consistently with the respective Index.
Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time or at all, particularly where an index is less commonly used. Therefore, gains, losses or costs associated with an index’s errors will generally be borne by a Fund and its shareholders. For example, during a period where a Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. As such, errors may result in a negative or positive performance impact to a Fund and its shareholders. Shareholders should understand that any gains from index errors will be kept by the Fund and its shareholders and any losses will be borne by the Fund and its shareholders.
Apart from scheduled rebalances, Lattice may carry out additional ad hoc rebalances to each of its indices in order, for example, to correct an error in the selection of index constituents. Where a Fund’s Index is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with its Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Errors and unscheduled rebalances to an Index may also expose a Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Fund’s index. Therefore, errors and additional ad hoc rebalances carried out by Lattice with respect to an Index may increase the costs and market exposure risk of a Fund. Unusual market conditions may cause Lattice to postpone scheduled rebalance, which could cause the Index to vary from its normal or expected composition. The modification, postponement, or cancellation of a scheduled rebalance could mean that Index constituents that would otherwise be removed at a rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons in accordance with the Index’s methodology may remain in a Fund's Index and the Fund, causing the performance and constituents of the Index and a Fund to vary from those expected under normal conditions.
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INDUSTRY CONCENTRATION RISK – Although a Fund generally will not invest 25% or more of the value of a Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, to the extent that a Fund’s Index is concentrated in a particular industry, a Fund will concentrate its investments to approximately the same degree as its Index. If a Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, a Fund may be subject to increased price volatility and may be more susceptible to adverse developments in an industry than a fund that does not focus its investments in any industry.
LARGE CAP SECURITIES RISK – The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
LARGE SHAREHOLDER TRANSACTION RISK – Certain shareholders, including funds advised by Lattice or an affiliate, may from time to time own a substantial amount of a Fund’s shares. A third-party investor, Lattice or an affiliate of Lattice, an authorized participant, a lead market maker, or another entity may invest in a Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a Fund’s listing exchange and may, therefore, have a material upward or downward effect on the market price of the Fund’s shares.
MARKET PRICE RISK – The net asset value (“NAV”) of a Fund’s shares and the value of your investment may fluctuate. The market prices of a Fund’s shares will generally fluctuate in accordance with changes in NAV, changes in the intraday value of a Fund’s holdings, as well as the relative supply of and demand for the shares on a Fund’s listing exchange. Although it is expected that a Fund’s shares will remain listed on an exchange, disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium to) or below (at a discount to) a Fund’s NAV or the intraday value of a Fund’s holdings. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of a Fund. Neither the Adviser nor a Fund’s sub-adviser can predict whether a Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for a Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of a Fund’s portfolio holdings trading individually or in the aggregate at any point in time. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or a Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV. There can be no assurance as to whether and/or to what extent a Fund’s shares will trade at premiums or discounts to NAV or to the intraday value of a Fund’s holdings.
MARKET RISK − Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer, including data breaches and cybersecurity attacks, or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events (including pandemics and epidemics) or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner. Although a Fund generally seeks to reduce the risks related to the equity and fixed income markets where possible, there is no guarantee that the Fund’s strategy will be successful and the Fund is still exposed to overall market risk. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The recent outbreak of COVID-19, a respiratory disease caused
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by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the markets in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
MID CAP SECURITIES RISK – Mid capitalization stocks involve greater risks than stocks of larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history, and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company size, the greater these risks.
NO GUARANTEE OF ACTIVE TRADING MARKET RISK − While Fund shares are listed on an exchange, there can be no assurance that active trading markets for shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s holdings and a Fund’s NAV. Such reduced effectiveness could result in a Fund’s shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for a Fund’s shares.
OTHER INVESTMENT COMPANIES RISK − Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent a Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies, including ETFs, to meet their investment objective.
A business development company ("BDC"), which is a type of closed-end fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act, which was signed into law in March 2018 permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.
PASSIVE STRATEGY/INDEX RISK – The Funds are not actively managed and may be affected by a general decline in market segments related to their respective Index. Each Fund invests in securities included, in, or representative of, the Index, regardless of their investment merits. Additionally, the Funds generally do not attempt to take defensive positions under any market conditions, including declining markets. Passive strategy/index risks may be greater for Funds tracking Indexes that include securities of emerging market issuers.
REGIONAL/COUNTRY FOCUS RISK − To the extent that a Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, social, environmental, regulatory and other risks not typically associated with investing in a larger number of regions or countries. In addition, certain foreign economies may themselves be focused in particular industries or more vulnerable to political changes than the U.S. economy, which may have a pronounced impact on the Fund’s investments. As a result, such Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments. Regional and country focus risk is heightened in emerging markets.
The following sets forth additional information regarding risks associated with investing in certain economic regions.
Asian Economic Risk - Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the global recession that began in 2009, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian
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markets may have a significant adverse effect on some or all of the economies of the countries in which a Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. From time to time and as recently as February 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, or similar issues in the future. Any spread of an infectious illness or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy and other economies around the world. These risks, among others, may adversely affect the value of a Fund’s investments.
Central and South American Economic Risk - The economies of certain Central and South American countries are generally considered emerging markets and are generally characterized by high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for these regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. Adverse economic events in one country may have a significant adverse effect on other countries in these regions.
European Economic Risk - The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Uncertainty relating to the United Kingdom's departure from the EU may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
RESTRICTED SECURITIES RISK − Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities that have not been registered under the applicable securities laws, such as Rule 144A securities, and securities of U.S. and non-U.S. issuers that are issued pursuant to Regulation S. Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. A Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material non-public information about the issuer, a Fund may as a result be unable to sell the securities. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses. Please see "Rule 144A Securities and Regulation S Securities Risk" below.
Rule 144A Securities and Regulation S Securities Risk - “Rule 144A” securities are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although Rule 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security. Offerings of Regulation S securities may be conducted
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outside of the United States. Regulation S securities are generally less liquid than registered securities, as a result, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.
SECONDARY TRADING MARKET ISSUES − Trading in shares on a listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to the risk of trading halts caused by extraordinary market volatility pursuant to the specific exchange’s “circuit breaker” rules. If a trading halt or unanticipated early closing of the listing exchange occurs, a shareholder may be unable to purchase or sell shares of a Fund. There also can be no assurance that the requirements of the exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.
While the creation/redemption feature is designed to make it likely that shares normally will trade close to a Fund’s NAV, market prices are not expected to correlate exactly to a Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the shares (including through a trading halt) may result in market prices for shares of a Fund that differ significantly from its NAV or to the intra-day value of a Fund’s holdings. If an investor purchases shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses.
Given the nature of the relevant markets for certain of the securities held by a Fund, shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by a Fund may be traded in markets that close at a different time from a Fund’s listing exchange. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the listing exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the shares’ NAV may widen.
When you buy or sell shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by that broker. In addition, the market price of Fund shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s shares varies over time based on a Fund’s trading volume and market liquidity and may increase if a Fund’s trading volume, the spread of a Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid-ask spread on a Fund’s shares may increase significantly. This means that Fund shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during periods of significant market volatility.
Shares of a Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are, therefore, subject to the risk of increased volatility and price decreases associated with being sold short.
SECURITIES LENDING RISK − Securities lending involves the risk that a Fund may lose money because the borrower of the securities the Fund has loaned out fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund. Securities lending also involves exposure to certain additional risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process – especially so in certain international markets), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although a Fund's securities lending agent has agreed to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund’s securities as agreed and the agent fails to indemnify a Fund.
SMALL CAP SECURITIES RISK – Small capitalization stocks may be more risky than stocks of larger capitalization companies. Historically, small capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to:
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less certain growth prospects;
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lower degree of liquidity in the markets for such stocks;
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thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time;
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limited product lines, markets or financial resources;
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dependence on a few key management personnel;
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increased sensitivity to changes in interest rates, borrowing costs and earnings;
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difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies;
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greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and
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greater difficulty borrowing money to continue or expand operations.
When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and a Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.
USE AS AN UNDERLYING FUND RISK − A Fund may be an investment (an “Underlying Fund”) of one or more fund of funds. The term “fund of funds” refers to a fund that pursues its investment objective by investing primarily in other funds. As a result, a Fund may be subject to the following risks:
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A Fund, as an Underlying Fund, may experience relatively large redemptions or investments as a fund of funds periodically reallocates or rebalances its assets. These transactions, to the extent they are effected on a cash basis, may cause a Fund to sell securities to meet such redemptions, or to invest in cash, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect Fund performance.
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Such transactions could increase or decrease the frequency of capital gain recognition by a Fund and could affect the timing, amount and character of distributions you receive from a Fund.
VALUATION RISK – The risk that the sale price a Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. In addition, a Fund may rely on various third-party sources to calculate its NAV. As a result, a Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or system failures and other technological issues may adversely impact a Fund’s calculation of its NAV, and such NAV calculation issues may result in inaccurately calculated net asset values, delays in NAV calculation, and/or the inability to calculate NAV over extended periods. A Fund may be unable to recover any losses associated with such failures.
TRANSACTIONS IN FUND SHARES BY THE ADVISER AND ITS AFFILIATES
Lattice and its affiliates may purchase and sell Fund shares in secondary market transactions on behalf of their own accounts or the accounts of their advisory clients. Such investments and transactions in Fund shares may be substantial in comparison to the investments and transactions in Fund shares by non-affiliated investors. In particular, Hartford Funds Management Company, LLC (“HFMC”), an affiliate of Lattice, is the investment manager to a group of asset allocation funds (each an “Asset Allocation Fund” and, collectively, the “Asset Allocation Funds”), each of which operates as a fund-of-funds and invests substantially all of its assets in underlying funds for which HFMC or Lattice serves as the investment manager, including the Funds. The Asset Allocation Funds may currently and from time to time hold (or beneficially own) a substantial percentage of a Fund’s outstanding shares. To the extent that an Asset Allocation Fund owns more than 25% of a Fund’s shares, the Asset Allocation Fund will be deemed to hold a controlling interest in the Fund. Such controlling interest may create a conflict of interest for Lattice and HFMC in managing the Fund and the Asset Allocation Funds, respectively. To address the potential conflicts of interest that may arise from managing the Funds and other accounts, including the Asset Allocation Funds, Lattice and HFMC have adopted policies and procedures that are designed to identify and mitigate the risks associated with these potential conflicts of interests. For example, HFMC or an Asset Allocation Fund generally will vote Fund shares that it beneficially owns in the same proportion as the votes of other non-affiliated beneficial owners of the same Fund. In addition, HFMC and its affiliates, including the Asset Allocation Funds, may from time to time be substantially, if not entirely, responsible for the
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trading activity in a Fund’s shares, which may be comprised of purchase or sale transactions initiated by HFMC and its affiliates. Such trading activity by the Fund’s affiliates may impact other investors seeking to purchase or sell Fund shares at the same time, which may diminish over time to the extent that the Fund increases in size and becomes more broadly owned.
USE OF CASH OR MONEY MARKET INVESTMENTS
Each Fund may participate in a cash sweep program whereby a Fund's uninvested cash balance is used to purchase shares of affiliated or unaffiliated money market funds or cash management pooled investment vehicles at the end of each day. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
A Fund may invest some of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market funds.
Participation In Securities Lending Activities
Each Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1/3%) of the value of its total assets.
Operational Risks Associated With Cybersecurity
Each Fund and its service providers use internet, technology and information systems, which may expose the Fund to potential risks linked to cybersecurity breaches of those technological or information systems.  Cybersecurity breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or Fund assets, or cause a Fund and/or its service providers to suffer data corruption or lose operational functionality. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulator fines or financial losses and/or cause reputational damage.
ABOUT EACH FUND’S INVESTMENT OBJECTIVE
Each Fund’s investment objective may be changed by the Fund’s Board without approval of the shareholders of the Fund. A Fund’s prospectus will be updated prior to any change in the Fund’s investment objective. In addition, the Trust may determine to cease operating a Fund as an “exchange-traded” fund and cause the Fund’s shares to stop trading on a securities exchange.
Consequences of Portfolio Trading Practices
A Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. To the extent that Creation Unit purchases from and redemptions by a Fund are effected in cash, frequent purchases and redemptions may increase the rate of portfolio turnover. Such activity could produce higher brokerage expenses for a Fund and higher taxable distributions to the Fund’s shareholders and therefore could adversely affect the Fund’s performance. In addition, large movements of cash into or out of a Fund may negatively impact the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. Each Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax advisor for individual tax advice.
INVESTMENT POLICIES
Each Fund, except Hartford Multifactor Diversified International ETF, has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each Fund, except Hartford Multifactor Diversified International ETF, has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section (“80% Policy”). This requirement is applied at the time a Fund invests its assets. If, subsequent to an investment by a Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments of the types suggested by the Fund’s name. A Fund’s 80% Policy is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The name of a Fund may be changed at any time by a vote of the Fund’s Board of Trustees. Shareholders will be given written notice at least 60 days prior to any change by a Fund of its 80% Policy covered by Rule 35d-1.
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Additional Investment Strategies and Risks
Each Fund may invest in various securities and engage in various investment techniques that are not the principal focus of the Fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the Funds’ SAI, which may be obtained free of charge by contacting the Funds (see back cover for address, phone number and website address).
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Disclosure of Portfolio Holdings
On each business day, before commencement of trading on NYSE Arca or Cboe BZX, as applicable, each Fund will disclose on hartfordfunds.com the identities and quantities of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the business day.
A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.
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The Investment Adviser and Sub-Adviser
THE INVESTMENT ADVISER
Lattice Strategies LLC (“Lattice” or the “Adviser”), a wholly owned subsidiary of Hartford Funds Management Company, LLC (“HFMC”), serves as the investment adviser to each Fund and, subject to the supervision of the Board, is responsible for the investment management of the Funds. Lattice has been a registered investment adviser since 2004. The Adviser is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. Excluding affiliated funds of funds, as of December 31, 2020, the Adviser and HFMC had approximately $137.8 billion in assets under management. The Adviser is responsible for the management of the Funds and supervises the activities of the investment sub-adviser described below. The Adviser’s principal business address is 690 Lee Road, Wayne, Pennsylvania 19087.
“manager of managers” structure
The Adviser relies on an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) for the Funds under which it uses a “Manager of Managers” structure (the “Order”). The Adviser has responsibility, subject to oversight by the Board of Trustees, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits the Adviser, on behalf of the Funds and subject to the approval of the Board of Trustees, to hire and to materially amend any existing or future sub-advisory agreement with sub-advisers that are not affiliated with the Adviser as well as sub-advisers that are indirect or direct, wholly owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser, in each case without obtaining approval from the respective Fund’s shareholders. Within 90 days after hiring any new sub-adviser, the Fund’s shareholders will receive information about any new sub-advisory relationship.
Shareholders of the Funds have approved the operation of the Funds under any “Manager of Managers” structure, including under (i) the Order, and/or (ii) any future law, regulation, guidance or exemptive relief provided by the SEC.
THE INVESTMENT SUB-ADVISER
Mellon Investments Corporation (“Mellon” or the “Sub-Adviser”) serves as each Fund’s sub-adviser and performs the daily investment of the assets for each Fund. The Sub-Adviser has been registered as an investment adviser since 1983 and is owned by BNY Mellon. As of December 31, 2020, the Sub-Adviser managed approximately $613.6 billion in assets. The Sub-Adviser’s principal business address is BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108-4408.
PORTFOLIO MANAGERS
Each Fund is managed by the portfolio managers listed below. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in each of the Funds.
Portfolio Manager	Positions Over the Past Five Years
Thomas J. Durante, CFA	Managing Director, Co-Head of Equity Index Portfolio Management at Mellon. Mr. Durante received his BA from Fairfield University, Accounting and has 38 years of investment experience
Marlene Walker Smith
Director, Co-Head of Equity Index Portfolio Management of Mellon. Ms.
Walker Smith received an MBA in finance from the University of
Pittsburgh and a BA in history and Russian from Washington & Jefferson
College and has 30 years of investment experience.

Todd Frysinger, CFA
Vice President, Senior Portfolio Manager of Mellon. Mr. Frysinger
received an MS in finance from Boston College and a BS in finance and management from Elizabethtown College and has 20 years of
investment experience.

David France, CFA
Vice President, Senior Portfolio Manager of Mellon. Mr. France received an MS in finance from Loyola University Maryland and a BSBA in accounting from Duquesne University and has 27 years of investment experience.

Michael Stoll
Vice President, Senior Portfolio Manager of Mellon. Mr. Stoll received a
BS in civil engineering from the University of California at Irvine, and an
MBA and an MS in engineering from the University of California at
Berkeley and has 16 years of investment experience.

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Portfolio Manager	Positions Over the Past Five Years
Vlasta Sheremeta, CFA
Vice President, Senior Portfolio Manager of Mellon. Ms. Sheremeta
received an MBA from Carnegie Mellon University and a BS in business administration from the University of Pittsburgh and has 10 years of investment experience.

ADVISORY FEES. Each Fund pays a monthly advisory fee to the Adviser as set forth in the investment advisory agreement in return for providing investment advisory and administrative services under a unitary fee structure. The Adviser, not the Fund, pays a sub-advisory fee to Mellon out of its advisory fee.
For the fiscal year ended September 30, 2020, each Fund paid the Adviser at the effective annual management fee rate, based on the Fund’s average daily net asset value, shown below.
Fund	Annual Rate
Hartford Multifactor Developed Markets (ex-US) ETF	0.29%
Hartford Multifactor Diversified International ETF	0.29%
Hartford Multifactor Emerging Markets ETF	0.44%
Hartford Multifactor Small Cap ETF	(1)0.35%
Hartford Multifactor US Equity ETF	0.19%
(1)
Effective November 6, 2019, the Hartford Multifactor Small Cap ETF's annual management fee rate was reduced from 0.39% to 0.34% of the Fund's average daily net assets. From October 1, 2019 through November 5, 2019, the annual contractual management fee rate for Hartford Multifactor Small Cap ETF was 0.39% of the Fund's average daily net assets.
Under the Investment Advisory Agreement, the Adviser agrees to pay all expenses of the Trust, except for (i) interest and taxes; (ii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (iii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iv) extraordinary expenses; (v) any distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) acquired fund fees and expenses; and (vii) the advisory fee payable to the Adviser thereunder. The payment or assumption by the Adviser of any expense of the Trust that the Adviser is not required by the Investment Advisory Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.
A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement for each Fund with the Adviser, as well as the Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser, is available in the Funds’ annual report to shareholders for the fiscal year ending September 30, 2020.
ACQUIRED FUND FEES AND EXPENSES. A Fund will indirectly bear a pro rata share of fees and expenses charged by any investment companies, including business development companies, in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.
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How to Buy and Sell Shares
BUYING AND SELLING SHARES
Shares of a Fund may be acquired or redeemed directly with the Fund only in Creation Units or multiples thereof, as discussed in the “Creation and Redemption of Shares” section of the Statement of Additional Information. Once created, shares of a Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of each Fund are listed for trading on a national securities exchange and can be bought and sold in the secondary market through a broker-dealer at market price throughout the trading day like shares of other publicly traded companies. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). However, there can be no guarantee that an active trading market will develop or be maintained, or that a Fund shares listing will continue or remain unchanged. The Trust does not impose any minimum investment amount for shares of a Fund purchased on an exchange. Buying or selling a Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of a Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread - the difference between the bid price (the highest price at which buyers are willing to buy shares) and the ask price (the lowest price at which sellers are willing to sell shares) (the "bid-ask spread"). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of a Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.
The Trust’s Board of Trustees has not adopted a policy of monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Trust believes such a policy is not necessary or appropriate because ETFs, such as the Funds, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund shares remains at or close to NAV. Since each Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Fund’s shares may be purchased and sold on NYSE Arca or Cboe BZX, as applicable, at prevailing market prices, the risks of frequent trading are limited.
NYSE Arca is the primary listing exchange for Hartford Multifactor Developed Markets (ex-US) ETF, Hartford Multifactor Emerging Markets ETF, Hartford Multifactor Small Cap ETF and Hartford Multifactor US Equity ETF, and Cboe BZX is the primary listing exchange for Hartford Multifactor Diversified International ETF. Each exchange is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
A “Business Day” with respect to the Funds is each day the New York Stock Exchange (the “Exchange”) is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the Exchange closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the Statement of Additional Information for more information.
Section 12(d)(1) of the 1940 Act limits investments by registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act in the securities of other investment companies. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1), currently subject to certain terms and conditions set forth in an SEC exemptive order issued to HFMC and the Trust, including that such investment companies enter into an agreement with the Trust. Rule 12d1-4 under the 1940 Act rather than the exemptive order will govern investments in the Funds by other registered investment companies as of January 19, 2022.
Additional information about each Fund, including the Fund’s net asset value, market price, premiums and discounts and median bid-ask spreads, can be found at hartfordfunds.com.
BOOK ENTRY
Shares of each Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes. Investors owning shares of a Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of each Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive
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physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other exchange-traded securities that you hold in book-entry or “street name” form.
Share Prices
The trading price of each Fund’s shares in the secondary market will generally differ from the Fund’s daily NAV per share and is affected by market forces such as supply and demand, economic conditions and other factors. The quotations and/or valuations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States.
PREMIUMS AND DISCOUNTS
The daily market prices on secondary markets for shares of a Fund may differ from the Fund’s NAV. NAV is the price per share at which a Fund issues and redeems shares. See “Valuation of Shares” below. The price used to calculate market returns (“Market Price”) of a Fund generally is determined using the midpoint between the best bid and the best ask on the national securities exchange on which shares of the Fund are primarily listed for trading, as of the time that the Fund’s NAV is calculated. A Fund’s Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Premiums or discounts are the differences (expressed as a percentage) between the NAV and the Market Price of a Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant. Information regarding the frequency of daily premiums or discounts, generally at the time the NAV is calculated, during a Fund’s most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) can be found at hartfordfunds.com.
VALUATION OF SHARES
Each Fund’s NAV per share is determined as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the Exchange is open (“Valuation Date”). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, a Fund may treat such day as a typical business day and accept purchase and redemption orders from Authorized Participants and calculate the Fund’s NAV in accordance with applicable law. The net asset value for the shares is determined by dividing the value of a Fund’s net assets attributable to the shares by the number of shares outstanding. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
For purposes of calculating the NAV, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade prices. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees of the Trust (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
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The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or sell shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short term investments maturing in 60 days or less are generally valued at amortized cost.
Exchange traded derivatives, such as options, futures and options on futures are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange. If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the close of the relevant exchange. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the close of the relevant exchange. OTC derivatives and other instruments that do not trade on an exchange are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase or sell shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in open-end mutual funds, if any, are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such open-end mutual funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures established by the Trust’s Board of Trustees.
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Distribution Arrangements
ALPS Distributors, Inc., a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), serves as the principal underwriter and distributor for the Funds pursuant to a Distribution Agreement approved by the Board of Trustees of the Trust. The Distributor will not distribute shares in an amount that is less than a Creation Unit, and it does not maintain a secondary market in the shares. The Distributor may enter into participant agreements with other qualified financial institutions (i.e., Authorized Participants) with respect to creations and redemptions of Creation Units.
DISTRIBUTION PLAN
The Trust has adopted a Distribution and Servicing Plan for shares of each Fund pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). The 12b-1 Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The 12b-1 Plan permits each Fund to pay compensation at an annual rate of up to 0.25% of the Fund’s average daily net assets. However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan fee with respect to any Fund at this time.
The 12b-1 Plan fee may only be imposed or increased when the Board of Trustees determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan fee may cost an investor more than other types of sales charges.
PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES
The Investment Adviser and/or its affiliates may make a variety of payments to broker-dealers and financial institutions (“Financial Intermediaries”) for support and/or services related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, the support of technology platforms and/or reporting systems. The Investment Adviser and/or its affiliates may also make payments to Financial Intermediaries for the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of Fund shares. For these reasons, (1) if your Financial Intermediary receives greater payments with respect to a Fund than it receives with respect to other products, it may be more inclined to sell you shares of the Fund rather than another product and/or (2) if your Financial Intermediary receives greater payments with respect to a Fund, such payments may create an incentive for the Financial Intermediary to favor the Fund rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary if you want additional information regarding any additional payments it receives.
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Fund Distributions and Tax Matters
DIVIDENDS AND DISTRIBUTIONS
Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income of each Fund are normally declared and paid as set forth below:
Fund	Income Dividend Distribution Frequency
Hartford Multifactor Developed Markets (ex-US) ETF	Semi-Annual
Hartford Multifactor Diversified International ETF	Semi-Annual
Hartford Multifactor Emerging Markets ETF	Semi-Annual
Hartford Multifactor Small Cap ETF	Quarterly
Hartford Multifactor US Equity ETF	Quarterly
Notwithstanding the foregoing, the Trust’s Board of Trustees has delegated authority to the Funds’ Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties.  Further, each Fund reserves the right to change its dividend distribution policy at the discretion of the Board of Trustees. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from a Fund.
Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.
No dividend reinvestment service is provided by the Trust. Financial intermediaries may make the DTC book-entry Dividend Reinvestment Service available for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.
TAXABILITY OF DIVIDENDS
Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a Fund’s long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met.
An additional 3.8% Medicare tax is imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person’s gross income, with certain adjustments, exceeds certain threshold amounts.
Some dividends paid in January may be taxable as if they had been paid the previous December.
Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a Fund that are not considered exempt-interest dividends, whether reinvested or taken as cash, are generally considered taxable.
Dividends and capital gains distributed by the Fund to tax-deferred retirement plan accounts are not taxable currently.
TAXES ON EXCHANGE-LISTED SHARES SALES
Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.  The ability to deduct capital losses may be limited. Any loss realized upon the sale or exchange of Fund shares that you held for less than six months may be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares. Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from a Fund.
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TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS
An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss.  The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the cash component paid.  A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount.  The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.  Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less.
If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold shares.
ADDITIONAL INFORMATION
Shareholders may be subject to U.S. federal income tax withholding (currently, at the rate of 24%) of all taxable distributions if they fail to provide their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
IRS Regulations require reporting to the IRS and furnishing to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Shareholders may elect from among several cost basis methods accepted by the IRS, including average cost. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
Shareholders that are non-resident aliens or foreign entities will generally be subject to withholding of U.S. federal income tax at the rate of 30% of all ordinary dividends if there is no applicable tax treaty or if they are claiming reduced withholding under a tax treaty and have not properly completed and signed the appropriate IRS Form W-8. Provided that the appropriate IRS Form W-8 is properly completed and provided to the applicable withholding agent, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.
If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund will be eligible to file an election with the IRS that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to this election (if made), a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the SAI.
Withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.
Distributions from a Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.
This section summarizes some of the consequences under current Federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.
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Notes
The Funds are not sponsored, endorsed, sold or promoted by the NYSE Arca, Inc. The NYSE Arca makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Funds.
Shares of a Fund are not sponsored, endorsed or promoted by Cboe BZX. Cboe BZX makes no representation or warranty, express or implied, to the owners of the shares of a Fund or any member of the public regarding the ability of the Fund to track the total return performance of its respective Index. Cboe BZX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of a Fund’s Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe BZX has no obligation or liability to owners of the shares of a Fund in connection with the administration, marketing or trading of the shares of the Fund.
INDEX/TRADEMARK LICENSES
Lattice, the Index Provider, is licensing rights to the Indexes and to certain trademarks to the Funds at no charge pursuant to an Index License Agreement and the Investment Advisory Agreement, respectively. The Indexes are each calculated and distributed by Solactive AG.
Performance Notes
The following notes provide additional information for understanding how each Fund measures its performance. Each Fund measures its performance against its proprietary custom benchmark. In addition, each Fund will measure its performance and that of its proprietary custom benchmark against a broad-based measure of market performance as set forth below.
Hartford Multifactor Developed Markets (ex-US) ETF may measure its performance against the MSCI World ex USA Index (Net). MSCI World ex USA Index (Net) is a free float-adjusted market capitalization index that is designed to capture large and mid cap representation across developed markets countries – excluding the United States. The MSCI World ex USA Index (Net) is the underlying reference index for the Fund’s proprietary custom benchmark.
Hartford Multifactor Diversified International ETF may measure its performance against the MSCI All Country World (ACWI) ex USA Index (Net). MSCI ACWI ex USA Index (Net) is designed to capture large and mid cap representation across developed markets (excluding the United States) and emerging market countries. The MSCI All Country World (ACWI) ex USA Index (Net) is the underlying reference index for the Fund’s proprietary custom benchmark.
Hartford Multifactor Emerging Markets ETF may measure its performance against the MSCI Emerging Markets Index (Net). MSCI Emerging Markets Index (Net) is designed to capture large and mid cap representation across emerging market countries. The MSCI Emerging Markets Index (Net) is the underlying reference index for the Fund’s proprietary custom benchmark.
Hartford Multifactor Small Cap ETF may measure its performance against the Russell 2000 Index (Gross). Russell 2000 Index (Gross) is an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks based on a combination of their market capitalization and current index membership. The Russell 2000 Index (Gross) is the underlying reference index for the Fund’s proprietary custom benchmark.
Hartford Multifactor US Equity ETF may measure its performance against the Russell 1000 Index (Gross). Russell 1000 Index (Gross) is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is designed to measure the performance of the 3,000 largest U.S. companies based on total market capitalizations. The Russell 1000 Index (Gross) is the underlying reference index for the Fund’s proprietary custom benchmark.
Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
53

Prior Performance of Related Account
Diversified International ETF
The following tables present the past performance of a composite of certain accounts managed by Lattice (the “Hartford Multifactor Diversified International Composite” or “Composite”). The Composite currently consists only of the Diversified International ETF. Prior to February 1, 2020, the Composite included a substantially similar separate account (the “Related Account”) that had investment objectives, policies and strategies substantially similar to those of the Diversified International ETF. The Related Account was sub-advised by Mellon, and the Diversified International ETF is sub-advised by Mellon. Lattice is a wholly owned subsidiary of Hartford Funds Management Company, LLC, the investment adviser to the Related Account prior to February 1, 2020. The Related Account and the Diversified International ETF had substantially similar investment objectives, policies and strategies. The Diversified International ETF seeks to provide investment results that correspond to the total return performance of the Hartford Multifactor Diversified International Index (LRODEX) and the Related Account sought to provide investment results that corresponded to the total return performance of the Hartford International Large Cap Index, which has been terminated. The Related Account was the only account sub-advised by Mellon and advised by Lattice or Hartford Funds Management Company, LLC in Lattice’s and HFMC’s Multifactor Diversified International investment strategy that had investment objectives, policies and strategies substantially similar to those of Diversified International ETF. Additionally, although the Diversified International ETF and the Related Account had substantially similar investment objectives, policies and strategies, the performance of the Diversified International ETF will differ from the performance of the Related Account due to, among other things, the number of holdings in and composition of the Diversified International ETF’s investment portfolio, as well as the asset size and cash flow differences between the Diversified International ETF and the Related Account. Therefore, the performance of the Composite is not indicative of the Diversified International ETF’s future performance.
Returns of the Composite reflect all income and deduction of trading costs. The Related Account was not subject to an advisory fee. The performance for the Related Account has been calculated monthly, on a time-weighted total return basis. This is different than the SEC standardized performance calculation guidelines.
The Composite gross-of-fees returns are calculated on a monthly basis by asset-weighing the individual account gross returns using the beginning-of-period market value. To calculate the Composite net of the Diversified International ETF’s expenses, the total annual fund operating expenses of the Diversified International ETF, as set forth in the Diversified International ETF’s fee table in the Summary Section, were used. For the relevant periods, the Diversified International ETF’s expenses were higher than the total expenses applicable to the Related Account.
The Related Account was not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Diversified International ETF by the 1940 Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composite may have been less favorable had the Related Account been regulated as an investment company under the federal securities laws.
The historical performance of the Composite is not that of the Diversified International ETF, is not a substitute for the Diversified International ETF’s performance and is not necessarily indicative of any fund’s future results. The Diversified International ETF’s actual performance may differ significantly from the past performance of the Composite.
There can be no assurance that the continuous offering of Diversified International ETF’s shares and a fund’s obligation to redeem its shares in Creation Units will not adversely affect the Diversified International ETF’s performance.
RELATED ACCOUNT PERFORMANCE(1)
Average annual total returns for the periods ended December 31, 2020
	1 Year	Since Inception(2)
Hartford Multifactor Diversified International Composite (Net of Diversified International ETF Expenses)(3)	0.04%	2.01%
Hartford Multifactor Diversified International Composite (Gross)(3)	0.33%	2.31%
Hartford Multifactor Diversified International Index	-0.03%	2.37%
MSCI All Country World (ACWI) ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	10.65%	8.03%
54

Total returns for the periods ended December 31
	2018(4)	2019(5)	2020
Hartford Multifactor Diversified International Composite (Net of Diversified International ETF Expenses)(3)	-9.69%	15.76%	0.04%
Hartford Multifactor Diversified International Composite (Gross)(3)	-9.62%	16.10%	0.33%
Hartford Multifactor Diversified International Index	N/A	3.63%	-0.03%
MSCI All Country World (ACWI) ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes)	-11.46%	21.51%	10.65%
(1)
This is not the performance of the Diversified International ETF.
(2)
Inception date of the Composite is September 28, 2018. The inception date for the Hartford Multifactor Diversified International Index is June 28, 2019.
(3)
Returns for the Composite after January 31, 2020 reflect only the performance of the Fund. The Related Account was removed from the Composite as of January 31, 2020.
(4)
Reflect returns since September 28, 2018.
(5)
Returns for the Hartford Multifactor Diversified International Index reflect performance from June 28, 2019 through December 31, 2019.
Please see “Performance Notes” above for a description of the index.
Past performance does not guarantee future results. Performance for the periods subsequent to those periods reflected herein may be lower.
55

Financial Highlights
The financial highlights table for each Fund is intended to help you understand each Fund’s financial performance for the period since each Fund’s inception. The total returns in the table for each Fund represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended September 30, 2020 has been derived from the financial statements audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, whose report, along with each Fund’s financial highlights and financial statements, is included in the annual report to shareholders, which is available upon request. The information for the fiscal years ended September 30, 2016, 2017, 2018 and 2019 has been derived from the financial statements audited by another independent registered public accounting firm.
Selected Per-Share Data(1)									Ratios and Supplemental Data
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(4)
Hartford Multifactor Developed Markets (ex-US) ETF
For the Year Ended September 30, 2020
$27.76	$ 0.68	$ (1.79)	$ (1.11)	$ —	$ (0.76)	$ (0.76)	$ 25.89	(4.04)%	$ 2,001,148	0.29%	0.29%	2.60%	57%
For the Year Ended September 30, 2019
$28.97	$ 0.98	$ (1.51)	$ (0.53)	$ —	$ (0.68)	$ (0.68)	$ 27.76	(1.78)%	$ 2,335,688	0.29%	0.29%	3.56%	63%
For the Year Ended September 30, 2018
$28.24	$ 0.91	$ (5)0.45	$ 1.36	$ (6)0.00	$ (0.63)	$ (0.63)	$ 28.97	4.85%	$ 811,066	0.31%	0.31%	3.17%	47%
For the Year Ended September 30, 2017
$24.60	$ 0.82	$ 3.55	$ 4.37	$ —	$ (0.73)	$ (0.73)	$ 28.24	18.18%	$ 131,327	0.42%	0.40%	3.13%	46%
For the Year Ended September 30, 2016
$22.84	$ 0.70	$ 1.70	$ 2.40	$ —	$ (0.64)	$ (0.64)	$ 24.60	10.62%	$ 34,440	0.58%	0.50%	2.97%	54%
Hartford Multifactor Diversified International ETF
For the Year Ended September 30, 2020
$26.84	$ 0.75	$ (3.13)	$ (2.38)	$ —	$ (0.82)	$ (0.82)	$ 23.64	(9.03)%	$ 4,728	0.29%	0.29%	3.06%	156%
For the Year Ended September 30, 2019
$27.35	$ 0.69	$ (0.51)	$ 0.18	$ —	$ (0.69)	$ (0.69)	$ 26.84	0.81%	$ 5,368	0.29%	0.29%	2.64%	38%
For the Year Ended September 30, 2018
$26.58	$ 0.65	$ 0.71	$ 1.36	$ —	$ (0.59)	$ (0.59)	$ 27.35	5.16%	$ 5,470	0.33%	0.33%	2.37%	35%
For the Period Ended September 30, 2017(7)
$25.02	$ 0.30	$ 1.40	$ 1.70	$ —	$ (0.14)	$ (0.14)	$ 26.58	(8)6.84%	$ 5,317	(9)0.39%	(9)0.39%	(9)3.01%	48%
Hartford Multifactor Emerging Markets ETF
For the Year Ended September 30, 2020
$22.20	$ 0.58	$ (2.37)	$ (1.79)	$ 0.01	$ (0.84)	$ (0.84)	$ 19.58	(8.34)%	$ 43,086	0.44%	0.44%	2.80%	77%
For the Year Ended September 30, 2019
$23.24	$ 0.66	$ (1.12)	$ (0.46)	$ 0.03	$ (0.61)	$ (0.61)	$ 22.20	(1.90)%	$ 68,823	0.49%	0.49%	2.89%	78%
For the Year Ended September 30, 2018
$24.34	$ 0.60	$ (1.24)	$ (0.64)	$ 0.01	$ (0.47)	$ (0.47)	$ 23.24	(2.64)%	$ 65,080	0.52%	0.52%	2.42%	25%
For the Year Ended September 30, 2017
$21.62	$ 0.49	$ 2.63	$ 3.12	$ —	$ (0.40)	$ (0.40)	$ 24.34	14.63%	$ 46,239	0.62%	0.60%	2.17%	30%
For the Year Ended September 30, 2016
$19.68	$ 0.45	$ 1.91	$ 2.36	$ —	$ (0.42)	$ (0.42)	$ 21.62	12.20%	$ 23,786	0.76%	0.65%	2.22%	49%
Hartford Multifactor Small Cap ETF
For the Year Ended September 30, 2020
$28.55	$ 0.41	$ (2.34)	$ (1.93)	$ (6)0.00	$ (0.88)	$ (0.88)	$ 25.74	(7.05)%	$ 7,723	0.35%	0.35%	1.52%	158%
For the Year Ended September 30, 2019
$31.78	$ 0.81	$ (3.23)	$ (2.42)	$ (6)0.00	$ (0.81)	$ (0.81)	$ 28.55	(7.46)%	$ 17,133	0.39%	0.39%	2.80%	50%
For the Year Ended September 30, 2018
$30.25	$ 0.72	$ 1.54	$ 2.26	$ (6)0.00	$ (0.73)	$ (0.73)	$ 31.78	7.52%	$ 22,243	0.44%	0.44%	2.26%	41%
For the Year Ended September 30, 2017
$25.46	$ 0.57	$ 4.79	$ 5.36	$ —	$ (0.57)	$ (0.57)	$ 30.25	21.37%	$ 18,148	0.60%	0.56%	2.08%	48%
56

Selected Per-Share Data(1)									Ratios and Supplemental Data
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(4)
For the Year Ended September 30, 2016
$22.69	$ 0.60	$ 2.76	$ 3.36	$ —	$ (0.59)	$ (0.59)	$ 25.46	15.05%	$ 10,185	0.83%	0.60%	2.54%	62%
Hartford Multifactor US Equity ETF
For the Year Ended September 30, 2020
$32.20	$ 0.70	$ (0.45)	$ 0.25	$ —	$ (0.69)	$ (0.69)	$ 31.76	0.92%	$ 245,361	0.19%	0.19%	2.25%	71%
For the Year Ended September 30, 2019
$33.01	$ 0.73	$ (5)(0.89)	$ (0.16)	$ —	$ (0.65)	$ (0.65)	$ 32.20	(0.31)%	$ 307,491	0.19%	0.19%	2.35%	81%
For the Year Ended September 30, 2018
$28.77	$ 0.57	$ 4.15	$ 4.72	$ —	$ (0.48)	$ (0.48)	$ 33.01	16.47%	$ 173,304	0.21%	0.21%	1.80%	36%
For the Year Ended September 30, 2017
$24.44	$ 0.51	$ 4.30	$ 4.81	$ —	$ (0.48)	$ (0.48)	$ 28.77	19.84%	$ 34,524	0.34%	0.31%	1.92%	36%
For the Year Ended September 30, 2016
$22.90	$ 0.52	$ 1.53	$ 2.05	$ —	$ (0.51)	$ (0.51)	$ 24.44	9.01%	$ 28,111	0.44%	0.35%	2.22%	51%
(1)
Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)
Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at net asset value at the end of the distribution day.
(3)
Adjustments include waivers and reimbursements, if applicable.
(4)
Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(5)
Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the Fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(6)
Per share amount is less than $0.005.
(7)
Commenced operations on May 10, 2017.
(8)
Not annualized.
(9)
Annualized.
57

For More Information
Two documents are available that offer further information on the Funds:
Annual/Semi-Annual Report To Shareholders
Additional information about each Fund is contained in the financial statements and portfolio holdings in the Funds’ annual and semi-annual reports. In the Funds’ annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year, as well as the independent registered public accounting firm’s report.
Statement of Additional Information (SAI)
The SAI contains more detailed information on the Funds. A current SAI has been filed with the SEC and the SAI is incorporated by reference into (which means it is legally a part of) this prospectus.
The Funds make available this prospectus, the SAI and annual/semi-annual reports free of charge, on the Funds’ website at hartfordfunds.com.
To request a free copy of the current annual/semi-annual report for the Funds and/or the SAI or for shareholder inquiries or other information about the Funds, please contact the Funds at:
By Mail:
Hartford Funds	(For overnight mail)
690 Lee Road	Hartford Funds
Wayne, Pennsylvania 19087	690 Lee Road
Wayne, Pennsylvania 19087
By Phone:
1-800-456-7526
On The Internet:
hartfordfunds.com
Or you may view or obtain these documents from the SEC:
On the Internet or by E-Mail:
Internet: (on the EDGAR Database on the SEC’s internet website) www.sec.gov
E-Mail: publicinfo@sec.gov
Requests which are made by e-mail require the payment of a duplicating fee to the SEC in order to obtain a document.
Net Asset Value. Each Fund’s net asset value is available on a daily basis on the Funds’ website at hartfordfunds.com.
SEC File NumberLattice Strategies Trust 811-23002
MULTIETFPRO-21January 28, 2021

COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR HARTFORD MULTIFACTOR ETFs
This Combined Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus of Hartford Multifactor Developed Markets (ex-US) ETF (the “Developed Markets (ex-US) ETF”), Hartford Multifactor Diversified International ETF (the “Diversified International ETF”), Hartford Multifactor Emerging Markets ETF (the “Emerging Markets ETF”), Hartford Multifactor Small Cap ETF (the “Small Cap ETF”) and Hartford Multifactor US Equity ETF (the “US Equity ETF”) (each a “Fund,” and collectively the “Funds”), each a series of Lattice Strategies Trust (the “Trust”), as described below and as amended, restated or supplemented from time to time. The Trust is an open-end management investment company currently consisting of five operating series. This SAI relates only to the series of the Trust listed below.
LATTICE STRATEGIES TRUST
	Ticker	Exchange
Hartford Multifactor Developed Markets (ex-US) ETF	RODM	NYSE Arca
Hartford Multifactor Diversified International ETF	RODE	Cboe BZX
Hartford Multifactor Emerging Markets ETF	ROAM	NYSE Arca
Hartford Multifactor Small Cap ETF	ROSC	NYSE Arca
Hartford Multifactor US Equity ETF	ROUS	NYSE Arca
Each Fund operates as an exchange-traded fund (“ETF”). As identified and described in more detail within the Prospectus and this Combined Statement of Additional Information, each Fund is a passively managed ETF that seeks to replicate the performance of a specified index.
Each Fund’s audited financial statements as of September 30, 2020 are incorporated by reference into this SAI. The Funds’ prospectus is incorporated by reference into this SAI, and this SAI has been incorporated by reference into the Funds’ prospectus. A free copy of the Funds’ Annual/Semi-Annual Report and the Funds’ prospectus are available on the Funds’ website at hartfordfunds.com, and upon request by writing to: Hartford Funds, 690 Lee Road, Wayne, Pennsylvania 19087 or by calling 1-800-456-7526.
Date of Prospectus: January 28, 2021, as may be amended, restated or supplemented from time to time
Date of Statement of Additional Information: January 28, 2021

General Information
This SAI relates to the Funds listed on the front cover page.
The Trust is a Delaware statutory trust established under a Certificate of Trust dated April 14, 2014. The Trust operates pursuant to Declaration of Trust, dated as of September 30, 2014, as amended on July 29, 2016. Each Fund operates as an exchange traded fund and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act” or the “Securities Act”).
Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Units”), generally in exchange for a basket of securities (the “Deposit Securities”) together with a deposit of a specified cash payment (the “Cash Component”). Alternatively, each Fund may issue and redeem Creation Units in exchange for a specified all-cash payment. Shares are redeemable by a Fund only in Creation Units, and, generally, in exchange for securities and/or cash. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Creation Units typically are comprised of a specified number of shares.
Each Fund may charge creation/redemption transaction fees for each creation and redemption. In all cases, redemption transaction fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities (currently, no more than 2% of the value of the shares redeemed). See the “Creation and Redemption of Shares” section below. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.
Each Fund seeks to provide investment results that, before fees and expenses, correspond to the total return of a specified proprietary custom market index (each an “Index” and together the “Indexes” or “Lattice Indexes”). Each Fund is a diversified fund.
Lattice Strategies LLC (“Lattice” or the “Adviser”) serves as the investment adviser for each Fund. Lattice is a wholly owned subsidiary of Hartford Funds Management Company, LLC (“HFMC”), an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut-based financial services company. The Hartford may be deemed to control both Lattice and HFMC through the indirect ownership of such entities. Mellon Investments Corporation (“Mellon”, or the “Sub-Adviser”) serves as the investment sub-adviser for each Fund and performs the daily investment of the assets for the Funds.
Investments in the Funds are not:
•
Deposits or obligations of any bank;
•
Guaranteed or endorsed by any bank; or
•
Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.
The prospectus and SAI do not purport to create any contractual obligations between the Trust or any Fund and its shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with the Adviser or other parties who provide services to the Fund.
Effective October 24, 2016, the names of certain Funds changed as follows:
Old Fund Name	New Fund Name
Lattice Developed Markets (ex-US) Strategy ETF	Hartford Multifactor Developed Markets (ex-US) ETF
Lattice Emerging Markets Strategy ETF	Hartford Multifactor Emerging Markets ETF
Lattice Global Small Cap Strategy ETF	Hartford Multifactor Global Small Cap ETF
Lattice US Equity Strategy ETF	Hartford Multifactor US Equity ETF
Effective October 24, 2016, the names of certain of the Funds’ underlying Indexes changed as follows:
Fund Name	Old Index Name	New Index Name
Hartford Multifactor Developed Markets (ex-US) ETF	Lattice Risk-Optimized Developed Markets (ex-US) Strategy Index	Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index
Hartford Multifactor Emerging Markets ETF	Lattice Risk-Optimized Advancing Markets Strategy Index	Hartford Risk-Optimized Multifactor Emerging Markets Index
Hartford Multifactor Global Small Cap ETF	Lattice Risk-Optimized Global Small Cap Strategy Index	Hartford Risk-Optimized Multifactor Global Small Cap Index
Hartford Multifactor US Equity ETF	Lattice Risk-Optimized US Equity Strategy Index	Hartford Risk-Optimized US Equity Index

Effective September 11, 2019 certain of the Funds’ underlying indexes changed as follows:
Fund Name	Old Index Name	New Index Name
Hartford Multifactor Emerging Markets ETF	Hartford Risk-Optimized Multifactor Emerging Markets Index	Hartford Multifactor Emerging Markets Equity Index
Hartford Multifactor US Equity ETF	Hartford Risk-Optimized US Equity Index	Hartford Multifactor Large Cap Index
Effective November 6, 2019, the names and underlying indexes for certain Funds changed as follows:
Old Fund Name	New Fund Name	Old Index Name	New Index Name
Hartford Multifactor Global Small Cap ETF	Hartford Multifactor Small Cap ETF	Hartford Risk-Optimized Multifactor Global Small Cap Index	Hartford Multifactor Small Cap Index
Hartford Multifactor Low Volatility International Equity ETF	Hartford Multifactor Diversified International ETF	Hartford Risk-Optimized low Volatility International Equity Index	Hartford Multifactor Diversified International Index
ADDITIONAL INDEX INFORMATION
Lattice developed, provides and services the rules-based, proprietary methodology for each of the Lattice Indexes. Each Lattice Index is calculated and distributed by Solactive AG, an index calculation agent.
Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index
The Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index seeks to address risks and opportunities within developed market stocks of companies located outside the U.S. by selecting equity securities exhibiting a favorable combination of factor characteristics, including valuation, momentum, and quality.
The rules-based, proprietary methodology employs a multi-layered risk-controlled approach that seeks to de-concentrate individual country and currency risks and reduce volatility while selecting companies exhibiting favorable risk premium factors, including but not limited to, quality, momentum, and value. The methodology seeks to address risks associated with the capitalization-weighted universe by managing size, country and liquidity risks. The Index’s components are risk- and factor-adjusted twice annually, with a reconstitution and rebalance occurring in March and September.
Lattice, as the index provider, is responsible for the methodology and selection of the index components. Solactive AG, as index calculation agent, calculates price and total return indices. The Index is published in USD.
Selection of Index Components:
Country Selection
The eligible universe of developed markets countries follows generally accepted institutional definitions of developed market classifications. Country inclusion and exclusion rules are determined annually based on the findings and deliberations of a review by the Lattice Index Committee (the “Committee”).
Equity Universe
Upon selecting the countries to be included in the index, the next step is to select the stocks which meet the criteria for inclusion in the universe. Unlike the country selection process, stock selection is conducted semi-annually at each rebalance period.
Establishing the Index Constituents
Upon determination of the stocks to be included in the universe, an optimization process is applied to determine which stocks are held and how capital is allocated.
Adjustment of Index Components:
Ordinary adjustment
The composition of the Index is reconstituted and rebalanced on the second Wednesday in March and on the second Wednesday in September (each, a “Selection Day”). The composition of the Index is reviewed on the Selection Day and the necessary adjustments are announced.
The Constitution Date of the Index is December 31, 2013 and latest rebalancing was completed in September 2020.
Extraordinary adjustment
If a company included in the Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index is removed from the Index between two Selection Days due to an extraordinary event, if necessary, the Committee shall designate a successor. The Index is adjusted on the same day. This adjustment is announced by Solactive AG after the close of business on the day on which the new composition of the Index was determined by the Committee.
Hartford Multifactor Emerging Markets Equity Index

The Hartford Multifactor Emerging Markets Equity Index seeks to balance risks and opportunities within equity markets of emerging economies while emphasizing constituents exhibiting a favorable combination of factor characteristics. The Index methodology seeks to enhance return potential available from investment in emerging market companies while reducing volatility by up to 15% compared to that of a capitalization-weighted universe of emerging market companies over a complete market cycle through the Index construction process.
The rules-based, proprietary methodology utilizes an optimization process to help achieve the desired composition and targeted characteristics, including reduced volatility, relative sector, country and size constraints and positive value, momentum, and quality relative factor scores at the portfolio level. The Index’s components are risk- and factor-adjusted twice annually, with a reconstitution and rebalance occurring in March and September.
Lattice, as the index provider, is responsible for the methodology and selection of the index components. Solactive AG, as index calculation agent, calculates price and total return indices. The Index is published in USD.
Selection of Index Components:
Country Selection
The eligible universe of emerging markets countries excludes the United States and follows generally accepted institutional definitions of emerging market classifications. Country eligibility and inclusion are determined based on the findings and deliberations of the Committee review.
Equity Universe
Upon selecting the countries to be included in the index, the next step is to select the stocks which will represent each country’s eligible universe based on specific screening criteria.
Upon determination of the stocks to be included in the universe, an optimization process is applied to determine which stocks are held and how they are weighted.
Adjustment of Index Components:
Ordinary adjustment
The composition of the Index is reconstituted and rebalanced on the second Wednesday in March and on the second Wednesday in September (each, a “Selection Day”). The composition of the Index is reviewed on the Selection Day and the necessary adjustments are announced.
The Constitution Date of the Index is June 28, 2019 and latest rebalancing was completed in September 2020.
Extraordinary adjustment
If a company included in the Hartford Multifactor Emerging Markets Equity Index is removed from the Index between two Selection Days due to an extraordinary event, if necessary, the Committee shall designate a successor. The Index is adjusted on the same day. This is announced by Solactive AG after the close of business on the day on which the new composition of the Index was determined by the Committee.
Hartford Multifactor Small Cap Index
The Hartford Multifactor Small Cap Index seeks to address risks and opportunities within the United States small cap universe by selecting equity securities of companies exhibiting a favorable combination of factors, including valuation, momentum, and quality.
The rules-based, proprietary methodology employs a multi-layered risk-controlled approach that seeks to address the risks associated with the cap-weighted universe, accounting for liquidity and volatility risks. Specifically, the Index seeks to select companies exhibiting attractive risk premium profiles, including but not limited to, quality, momentum, and value, while managing overall volatility levels and other risks. The Index’s components are risk- and factor-adjusted twice annually, with a reconstitution and rebalance occurring in September and March.
Lattice, as the index provider, is responsible for the methodology and selection of the index components. Solactive AG, as index calculation agent, calculates price and total return indices. The Index is published in USD.
Selection of Index Components:
Equity Universe
Stocks that represent the Fund’s eligible universe are selected based on specific screening criteria including domicile, average daily trading volume and capitalization.
Establishing the Index Constituents
Upon determination of the stocks to be included in the universe, an optimization process is applied to determine which stocks are held and how they are weighted.
Adjustment of Index Components:

Ordinary adjustment
The composition of the Index is reconstituted and rebalanced on the second Wednesday in March and on the second Wednesday in September. The composition of the Index is reviewed on the Selection Day and the necessary adjustments are announced.
The Constitution Date of the Index is June 28, 2019 and latest rebalancing was completed in November 2020.
Extraordinary adjustment
If a company included in the Hartford Multifactor Small Cap Index is removed from the Index between two Selection Days due to an extraordinary event, if necessary, the Committee shall designate a successor. The Index is adjusted on the same day. This is announced by Solactive AG after the close of business on the day on which the new composition of the Index was determined by the Committee.
Hartford Multifactor Diversified International Index
The Hartford Multifactor Diversified International Index seeks to enhance the return potential available from investment in developed market (excluding the US) and emerging market companies while reducing volatility by up to 15% compared to that of a capitalization-weighted universe of developed and emerging market companies located outside the U.S. over a complete market cycle through the Index construction process. The Index seeks to enhance return potential through multifactor stock selection while applying a comprehensive risk framework to overall Index construction.
The rules-based, proprietary methodology employs a multi-layered risk-controlled approach that utilizes an optimization process to help achieve the desired composition and targeted characteristics, including reduced volatility, relative sector, country and size constraints and positive value, momentum, and quality relative factor scores at the portfolio level. The Index’s components are risk- and factor-adjusted twice annually, with a reconstitution and rebalance occurring in September and March.
Lattice, as the index provider, is responsible for the methodology and selection of the index components. Solactive AG, as index calculation agent, calculates price and total return indices. The Index is published in USD.
Selection of Index Components:
Country Selection
The eligible universe of developed and emerging markets countries excludes the United States and follows generally accepted institutional definitions of developed and emerging market classifications. Country eligibility and inclusion are determined based on the findings and deliberations of the Committee review.
Equity Universe
Upon selecting the countries to be included in the index, the next step is to select the stocks which will represent each country’s eligible universe based on specific screening criteria.
Establishing the Index Constituents
Upon determination of the stocks to be included in the universe, an optimization process is applied to determine which stocks are held and how they are weighted.
Adjustment of Index Components:
Ordinary adjustment
The composition of the Index is reconstituted and rebalanced on the second Wednesday in March and on the second Wednesday in September. The composition of the Index is reviewed on the Selection Day and the necessary adjustments are announced.
The Constitution Date of the Index is June 28, 2019 and latest rebalancing was completed in November 2020.
Extraordinary adjustment
If a company included in the Hartford Multifactor Diversified International Index is removed from the Index between two Selection Days due to an extraordinary event, if necessary, the Committee shall designate a successor. The Index is adjusted on the same day. This is announced by Solactive AG after the close of business on the day on which the new composition of the Index was determined by the Committee.
Hartford Multifactor Large Cap Index
The Hartford Multifactor Large Cap Index seeks to enhance the return potential available from investment in the initial capitalization-weighted universe while reducing volatility by up to 15% compared to that of the capitalization-weighted universe over a complete market cycle through the Index construction process. The Index methodology seeks to enhance return potential through multifactor stock selection while applying a comprehensive risk framework to overall Index construction.
The rules-based, proprietary methodology uses an optimization process to help achieve the desired composition and targeted characteristics, including reduced volatility, relative sector and size constraints, and positive value, momentum, and quality relative factor scores at the portfolio level. The Index’s components are risk- and factor-adjusted twice annually, with a reconstitution and rebalance occurring in March and September.

Lattice, as the index provider, is responsible for the methodology and selection of the index components. Solactive AG, as index calculation agent, calculates price and total return indices. The Index is published in USD.
Selection of Index Components:
Equity Universe
The universe includes companies that are domiciled in the United States and among the 1,000 largest U.S. companies as ranked by total estimated free float market capitalization.
Establishing the Index Constituents
Upon determination of the stocks to be included in the universe, a multi-layer optimization process is applied to determine which stocks are held and how they are weighted.
Adjustment of Index Components:
Ordinary adjustment
The composition of the Index is reconstituted and rebalanced on the second Wednesday in March and on the second Wednesday in September. The composition of the Index is reviewed on the Selection Day and the necessary adjustments are announced.
The Constitution Date of the Index is June 28, 2019 and latest rebalancing was completed in September 2020.
Extraordinary adjustment
If a company included in the Hartford Multifactor Large Cap Index is removed from the Index between two Selection Days due to an extraordinary event, if necessary, the Committee shall designate a successor. The Index is adjusted on the same day. This is announced by Solactive AG after the close of business on the day on which the new composition of the Index was determined by the Committee.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in the Funds is contained in the “Summary Information About the Exchange-Traded Funds” and “How to Buy and Sell Shares” sections of the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus. Shares of Developed Markets (ex-US) ETF, Emerging Markets ETF, Small Cap ETF, and US Equity ETF are listed and trade throughout the day on NYSE Arca, Inc. (“NYSE Arca”) and shares of Diversified International ETF are listed and trade throughout the day on Cboe BZX Exchange, Inc. (“Cboe BZX”). Shares of each Fund may also trade on other secondary markets. Shares of each Fund may also be listed on certain foreign (non-U.S.) exchanges. There can be no assurance that the requirements of the NYSE Arca or Cboe BZX, as applicable, necessary to maintain the listing of shares of a Fund will be met on a continuing basis. Each listing exchange may, but is not required to, remove the shares of a Fund from listing if: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund; (ii) the exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act to the extent such Fund’s listing is conditioned upon reliance on Rule 6c-11; (iii) the Fund no longer complies with the applicable rules for continued listing on the exchange; or (iv) any other event shall occur or condition shall exist that, in the opinion of the applicable exchange, makes further dealings on that exchange inadvisable. The NYSE Arca or Cboe BZX will delist the shares of a Fund upon termination of the Fund. In the event a Fund ceases to be listed on an exchange, the Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.
As in the case of other publicly-traded securities, when you buy or sell shares through a financial intermediary you will incur a brokerage commission determined by that financial intermediary.
The Trust reserves the right to adjust the share prices of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.
Investment Objectives and Policies
The investment objectives and principal investment strategies of each Fund are described in the Funds’ prospectus. Additional information concerning certain of each Fund’s investments, strategies and risks is set forth below.
A.
FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
Each Fund has adopted the fundamental investment restrictions set forth below. Fundamental investment restrictions may not be changed without the approval of a majority of a Fund’s outstanding voting securities as defined in the 1940 Act. Under the 1940 Act and as used in the prospectus and this SAI, a “majority of the outstanding voting securities” means the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund.
Unless otherwise provided below, all references below to the assets of each Fund are in terms of current market value.
Each Fund will not:

1. Concentrate its investments in securities of issuers in the same industry, except as may be necessary to approximate the composition of the Fund’s underlying Index (the SEC Staff considers concentration to involve more than 25% of a fund’s assets to be invested in an industry or group of industries);
2. Make loans to another person except as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;
3. Issue senior securities or borrow money, except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;
4. Invest directly in real estate unless the real estate is acquired as a result of ownership of securities or other instruments. This restriction shall not preclude a Fund from investing in companies that deal in real estate or in instruments that are backed or secured by real estate;
5. Act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the Fund’s purchase and sale of portfolio securities; or
6. Invest in commodities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
B.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
The following restrictions are non-fundamental restrictions and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval.
1. Each Fund will not invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views;
2. Each Fund will not hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment; or
3. Under normal circumstances, each Fund will invest at least 80% of its total assets in component securities that comprise its relevant benchmark Index (or ADRs, GDRs, and EDRs based on such component securities).
Prior to any change in a Fund’s 80% investment policy, such Fund will provide shareholders with 60 days’ written notice. The Funds define the foregoing terms in accordance with the definition of such terms per the applicable Index. Except for the percentage limitations with respect to borrowing, if a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays). With respect to the limitation on illiquid investments, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.
The 1940 Act currently permits each Fund to loan up to 33 1/3% of its total assets. With respect to borrowing, the 1940 Act presently allows each Fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets at the time of the loan, and (3) enter into reverse repurchase agreements. However, under normal circumstances any borrowings by a Fund will not exceed 10% of the Fund’s total assets. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions - such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments - as senior securities provided that that such transactions have appropriate earmarking or segregation of assets to cover the obligation. With respect to investments in commodities, the 1940 Act presently permits the Funds to invest in commodities in accordance with investment policies contained in its Prospectus and SAI. Any such investment shall also comply with the Commodity Exchange Act (“CEA”) and the rules and regulations thereunder.
C.
NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FUNDS
Each Fund must:
1. Maintain its assets so that, at the close of each quarter of its taxable year,
(a) at least 50% of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (including bank loans), limited in respect of any one issuer to no more than 5% of the fair market value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and

(b) no more than 25% of the fair market value of its total assets is invested in the securities (including bank loans) of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or of one or more qualified publicly traded partnerships.
These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board without shareholder approval to the extent appropriate in light of changes to applicable tax law requirements.
D.
CLASSIFICATION
Each Fund has elected to be classified as a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer (i) to an amount not greater in value than 5% of the value of the total assets of the Fund and (ii) to not more than 10% of the outstanding voting securities of such issuer.
Each Fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders.
E.
ADDITIONAL INFORMATION REGARDING INVESTMENT RESTRICTIONS
The information below is not considered to be part of each Fund’s fundamental policies and is provided for informational purposes only.
Except with respect to the asset coverage requirements included in the limitation on borrowing set forth in Section A.3 above, if the percentage restrictions on investments described in this SAI and the Prospectus are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in the values of securities or loans, a change in a Fund’s net assets or a change in security characteristics is not a violation of any of such restrictions.
With respect to investment restriction A.1, the 1940 Act does not define what constitutes “concentration” in an industry. However, the SEC has taken the position that an investment in excess of 25% of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry generally constitutes concentration. The Funds do not apply this restriction to municipal securities, repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or other investment companies. To the extent an underlying investment company has adopted an 80% policy that indicates investment in a particular industry, a Fund will take such policy into consideration for purposes of the Fund’s industry concentration policy.
With respect to investment restriction A.4, the 1940 Act does not directly restrict a Fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. A Fund may acquire real estate as a result of ownership of securities or other instruments and the Fund may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. Each Fund is limited in the amount of illiquid assets it may purchase, and to the extent that investments in real estate are considered illiquid, Rule 22e-4 generally limits the Fund’s purchases of illiquid investments to 15% of its net assets.
With respect to investment restriction A.6, although the 1940 Act does not directly limit a Fund’s ability to invest in physical commodities or contracts relating to physical commodities, the Fund’s investments in physical commodities or contracts relating to physical commodities may be limited by the Fund’s intention to qualify as a registered investment company, as at least 90% of its gross income must come from certain qualifying sources of income, and income from physical commodities or contracts relating to physical commodities does not constitute qualifying income for this purpose. In addition, to the extent that any physical commodity or contracts relating to a physical commodity is considered to be an illiquid investment, Rule 22e-4 generally limits the Fund’s purchases of illiquid investments to 15% of its net assets. Other restrictions that could also limit a Fund’s investment in physical commodities or contracts relating to physical commodities include where that investment implicates the Fund’s diversification, concentration, or securities-related issuer policies, and where the Fund would need to take certain steps as set forth in its policies to avoid being considered to issue any class of senior securities.
F.
CERTAIN INVESTMENT STRATEGIES, RISKS AND CONSIDERATIONS
The investment objective and principal investment strategies for each Fund are discussed in the Funds’ prospectus. Set forth below are further descriptions of certain types of investments and investment strategies used by one or more of the Funds. Please see the Funds’ prospectus and the “Investment Objectives and Policies” section of this SAI for further information on a Fund’s investment policies and risks.
Certain descriptions in the Funds’ prospectus and this SAI of a particular investment practice or technique in which a Fund may engage or a financial instrument that the Fund may purchase are meant to describe the spectrum of investments that the Fund’s Sub-Adviser, in its discretion, might, but is not required to, use in managing the Fund’s portfolio assets in accordance with the Fund’s investment objective, policies and restrictions. It is possible that certain types of financial instruments or techniques may not be available, permissible or effective for their intended purposes in all markets.

Investments in a new Fund with limited operating history gives rise to additional risks because there can be no assurance that the new Fund will grow to or be able to maintain an economically viable size. To the extent a Fund fails to grow to and maintain an economically viable size, the Board may decide to liquidate the Fund or reorganize the Fund into another Fund. While shareholder interests will be the paramount consideration, the timing of any liquidation or reorganization may not be favorable to certain individual shareholders.
Each Fund has currently elected not to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool. As a result, each Fund will not purchase commodity futures, commodity options contracts, or swaps if, immediately after and as a result of such purchase, (i) the Fund’s aggregate initial margin and premiums posted for its non-bona fide hedging trading in these instruments exceeds 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses and excluding the in the-money amount of an option at the time of purchase) or (ii) the aggregate net notional value of the Fund’s positions in such instruments not used solely for bona fide hedging purposes exceeds 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and losses). Each Fund may choose to change its election at any time.
Investment Risks
The table and discussion set forth below provide descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see the Funds’ Prospectus and the “Investment Objectives and Policies” section of this SAI for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in the table below as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s SAI and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of the Covered Fund’s SAI.
	Developed Markets (ex-US) ETF	Diversified International ETF	Emerging Markets ETF	Small Cap ETF	US Equity ETF
Asset Segregation	X	X	X	X	X
Authorized Participant Concentration Risk	X	X	X	X	X
Borrowing	X	X	X	X	X
Cash Transactions Risk	X	X	X	X	X
Commodities Regulatory Risk	X	X	X	X	X
Convertible Securities	X	X	X	X	X
Counterparty Risk	X	X	X	X	X
Currency Risk	X	X	X		X
Cybersecurity Risk	X	X	X	X	X
Depositary Receipts	X	X	X	X	X
Derivative Instruments	X	X	X	X	X
Options Contracts	X	X	X	X	X
Futures Contracts & Options on Futures Contracts	X	X	X	X	X
Swap Agreements & Swaptions	X	X	X	X	X
Inflation-Linked Instruments	X	X	X	X	X
Hybrid Instruments	X	X	X	X	X
Credit-Linked Securities	X	X	X	X	X
Indexed Securities and Structured Notes	X	X	X	X	X
Event-Linked Bonds	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X
Risk Factors in Derivative Instruments	X	X	X	X	X
Dividend Paying Security Investment Risk	X	X	X	X	X
Equity Risk	X	X	X	X	X
Exchange Traded Funds (ETFs)	X	X	X	X	X
Exchange Traded Notes (ETNs)	X	X	X	X	X
Foreign Investments	X	X	X
Government Intervention in Financial Markets	X	X	X	X	X
Illiquid Investments	X	X	X	X	X
Index Related Risk	X	X	X	X	X
Index Tracking Risk	X	X	X	X	X
Industry Concentration Risk	X	X	X	X	X
Initial Public Offerings	X	X	X	X	X
Interfund Lending Program	X	X	X	X	X
Investment Strategy Risk	X	X	X	X	X
Investments in Emerging Market Securities	X	X	X	X	X
Issuer Risk	X	X	X	X	X
Large Cap Securities Risk	X	X	X	X	X
Large Shareholder Transaction Risk	X	X	X	X	X
LIBOR Risk	X	X	X	X	X
Liquidation of Funds	X	X	X	X	X

	Developed Markets (ex-US) ETF	Diversified International ETF	Emerging Markets ETF	Small Cap ETF	US Equity ETF
Market Price Risk	X	X	X	X	X
Market Risk	X	X	X	X	X
Market Trading Risk	X	X	X	X	X
Master Limited Partnership Risk	X	X	X	X	X
Mid Cap Securities Risk	X	X	X	X	X
Money Market Instruments	X	X	X	X	X
No Guarantee of Active Trading Market Risk	X	X	X	X	X
Operational Risks	X	X	X	X	X
Other Capital Securities	X	X	X	X	X
Other Investment Companies	X	X	X	X	X
Passive Strategy/Index Risk	X	X	X	X	X
Preferred Stock Risk	X	X	X	X	X
Real Estate Investment Trusts	X	X	X	X	X
Real Estate Related Securities Risks	X	X	X	X	X
Regional/Country Focus Risk	X	X	X
Asian Economic Risk	X	X	X
Central and South American Economic Risk	X	X	X
European Economic Risk	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X	X	X
Restricted Securities	X	X	X	X	X
Risks of Qualified Financial Contracts	X	X	X	X	X
Secondary Trading Market Issues	X	X	X	X	X
Securities Lending Risk	X	X	X	X	X
Securities Trusts	X	X	X	X	X
Small Capitalization Securities	X	X	X	X
Structured Securities	X	X	X	X	X
Use as Underlying Fund Risk	X	X	X	X	X
Valuation Risk	X	X	X	X	X
Volatility Risk	X	X	X	X	X
Warrants and Rights Risk	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X
ASSET SEGREGATION. To the extent required by the SEC guidelines, if a Fund engages in transactions that expose it to an obligation to another party, the Fund will either (i) hold an offsetting position for the same type of financial asset or (ii) maintain cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered pursuant to clause (i). Assets used as offsetting positions, designated on the Fund’s books or held in a segregated account cannot be sold while the position(s) requiring cover is/are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the SEC’s positions regarding asset segregation.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant is able to step forward to create or redeem, shares may be more likely to trade at a discount to NAV and possibly face trading halts and/or delisting.
BORROWING. Each Fund may borrow money to the extent set forth under “Investment Objectives and Policies.” The Funds do not intend to borrow for leverage purposes, except as may be set forth under “Investment Objectives and Policies.” Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.
CASH TRANSACTIONS RISK. A Fund may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. As a result, an investment in a Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects creations and redemptions in-kind. ETFs generally are able to make in-kind redemptions and thereby avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because each Fund may effect redemptions partly or wholly for cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If a Fund realizes a gain on these sales, the Fund generally will be required to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would be required if it were to distribute portfolio securities in-kind. Each Fund generally distributes these gains to shareholders to avoid capital gains taxes at the Fund level and the need to otherwise comply with the special tax rules that apply to such gains. This strategy may cause shareholders to be required to pay a tax on gains they would not otherwise have to pay or to pay such tax at an earlier date than would be the case if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of a Fund’s shares may be wider than for shares of ETFs that transact primarily in-kind.
COMMODITIES REGULATORY RISK. Commodity-related companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. In addition, certain derivatives (for example, interest rate swaps) are considered to be commodities for regulatory purposes. The CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the returns of a Fund by limiting or precluding investment decisions the Fund might otherwise make. In addition, various national governments have expressed concern regarding the derivatives markets and the need to regulate such markets. Stricter laws, regulations or enforcement policies, with respect to the derivatives market, could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of commodity-related companies. The effect of any future regulatory change on a Fund is impossible to predict, but could be substantial and adverse to the Fund. Also, future regulatory developments may impact a Fund’s ability to invest in commodity-linked derivatives.
CONVERTIBLE SECURITIES. The market value of a convertible security typically performs like that of a regular debt security; this means that if market interest rates rise, the value of a convertible security usually falls. Convertible securities are also subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk that apply to the underlying common stock. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable).
Contingent Convertibles. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
Loss absorption risk – CoCos have no stated maturity and have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
Subordinated instruments – CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
Market value will fluctuate based on unpredictable factors – The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Synthetic Convertibles. Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

COUNTERPARTY RISK. With respect to certain transactions, such as over-the-counter derivatives contracts or repurchase agreements, a Fund will be exposed to the risk that the counterparty to the transaction may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. In the event of a bankruptcy or insolvency of a counterparty, a Fund could experience delays in liquidating its positions and significant losses, including declines in the value of its investment during the period in which the Fund seeks to enforce its rights, the inability to realize any gains on its investment during such period and any fees and expenses incurred in enforcing its rights. A Fund also bears the risk of loss of the amount expected to be received under a derivative transaction in the event of the default or bankruptcy of a counterparty.
CURRENCY RISK. The risk that the value of a Fund’s investments in foreign securities or currencies will be affected by the value of the applicable currency relative to the U.S. dollar. When a Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be affected by changes in the issuer’s local currency. Currency markets generally are not as regulated as securities markets. The dollar value of foreign investments may be affected by exchange controls. A Fund may be positively or negatively affected by governmental strategies intended to make the U.S. dollar, or other currencies in which a Fund invests, stronger or weaker. Currency risk may be particularly high to the extent that a Fund invests in foreign securities or currencies that are economically tied to emerging market countries.
CYBERSECURITY RISK. Cybersecurity breaches are either intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service provider to suffer data corruption or lose operational functionality. Intentional cybersecurity incidents include: unauthorized access to systems, networks, or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information.
A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs, any of which could have a substantial impact on the Funds. For example, in a denial of service, Fund shareholders could lose access to their electronic accounts indefinitely, and employees of the Adviser, the Sub-Adviser, or the Funds’ other service providers may not be able to access electronic systems to perform critical duties for the Funds, such as trading, NAV calculation, shareholder accounting, or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Funds, the Adviser, the Sub-Adviser, or other service provider to incur regulatory penalties, reputational damage, compliance costs associated with corrective measures, or financial loss. They may also result in violations of applicable privacy and other laws. In addition, such incidents could affect issuers in which a Fund invests, thereby causing the Fund’s investments to lose value.
The Adviser, the Sub-Adviser, and their affiliates have established risk management systems that seek to reduce cybersecurity risks, and business continuity plans in the event of a cybersecurity breach. However, there are inherent limitations in such plans, including that certain risks have not been identified, and there is no guarantee that such efforts will succeed, especially since none of the Adviser, the Sub-Adviser, or their affiliates controls the cybersecurity systems of the Funds’ third-party service providers (including the Funds’ custodian), or those of the issuers of securities in which the Funds invest.
DEPOSITARY RECEIPTS (ADRs, EDRs and GDRs). A Fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are receipts typically issued by a U.S. bank or trust company that evidence underlying securities issued by a foreign corporation. ADRs are traded on U.S. securities exchanges, or in over-the-counter markets, and are denominated in U.S. dollars. EDRs and GDRs are similar instruments that are issued in Europe (EDRs) or globally (GDRs), traded on foreign securities exchanges and denominated in foreign currencies. The value of a depositary receipt will fluctuate with the value of the underlying security, reflect changes in exchange rates and otherwise involve the same risks associated with the foreign securities that they evidence or into which they may be converted. A Fund may also invest in depositary receipts that are not sponsored by a financial institution (“Unsponsored Depositary Receipts”). Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The issuers of Unsponsored Depositary Receipts are not obligated to disclose information that would be considered material in the United States. Therefore, there may be less information available regarding their issuers and there may not be a correlation between such information and the market value of the depositary receipts.
A Fund may also invest in Global Depositary Notes (“GDN”), a form of depositary receipt. A GDN is a debt instrument created by a bank that evidences ownership of a local currency-denominated debt security. An investment in GDNs involves further risks due to certain features of GDNs. GDNs emulate the terms (interest rate, maturity date, credit quality, etc.) of particular local currency-denominated bonds; however, they trade, settle, and pay interest and principal in U.S. dollars, and are Depository Trust Company/Euroclear/Clearstream eligible. Any distributions paid to the holders of GDNs are usually subject to a fee charged by the depositary. Certain investment restrictions in certain countries may adversely impact the value of GDNs because such restrictions may limit the ability to convert bonds into GDNs and vice versa. Such restrictions may cause bonds of the underlying issuer to trade at a discount or premium to the market price of the GDN. See also “Foreign Investments” below.
DERIVATIVE INSTRUMENTS. Each Fund may use instruments called derivatives or derivative instruments. A derivative is a financial instrument the value of which is derived from the value of one or more underlying securities, commodities, currencies, indices, debt instruments, other derivatives or any other agreed upon pricing index or arrangement (e.g., the movement over time of the Consumer Price Index or freight rates) (each an “Underlying Instrument”). Derivatives contracts are either physically settled, which means the parties trade the Underlying Instrument itself, or cash settled, which means the parties simply make cash payments based on the value of the Underlying Instrument (and do not actually deliver or receive the Underlying Instrument). Derivatives may allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.
Many derivative contracts are traded on securities or commodities exchanges, the contract terms are generally standard, and the parties make payments due under the contracts through the exchange. Most exchanges require the parties to post margin against their obligations under the contracts, and the performance of the parties’ obligations under such contracts is usually guaranteed by the exchange or a related clearing corporation. Other derivative contracts are traded over-the-counter (“OTC”) in transactions negotiated directly between the counterparties. OTC derivative contracts do not have standard terms, so they are generally less liquid and more difficult to value than exchange-traded contracts. OTC derivatives also expose a Fund to additional credit risks to the extent a counterparty defaults on a contract. See “Additional Risk Factors and Considerations of OTC Transactions” below.
Depending on how a Fund uses derivatives and the relationships between the market values of the derivative and the Underlying Instrument, derivatives could increase or decrease a Fund’s exposure to the risks of the Underlying Instrument. Derivative contracts may also expose the Fund to additional liquidity and leverage risks. See “Risk Factors in Derivative Instruments” below.
Each Fund may use derivatives for cash flow management or, as part of its overall investment strategy, to seek to replicate the performance of a particular index or to enhance returns. The use of derivatives to enhance returns is considered speculative because a Fund is primarily seeking to achieve gains rather than to offset, or hedge, the risks of other positions. When a Fund invests in a derivative for speculative purposes, the Fund is fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative itself. The Funds may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Hedging Risk. Each Fund may use derivative instruments to offset the risks, or to “hedge” the risks, associated with other Fund holdings. For example, derivatives may be used to hedge against movements in interest rates, currency exchange rates and the equity markets through the use of options, futures transactions and options on futures. Derivatives may also be used to hedge against duration risk in fixed-income investments. Losses on one Fund investment may be substantially reduced by gains on a derivative that reacts to the same market movements in an opposite manner. However, while hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative offsets the advantage of the hedge.
Among other risks, hedging involves correlation risk, which is the risk that changes in the value of the derivative will not match (i.e., will not offset) changes in the value of the holdings being hedged as expected by a Fund. In such a case, any losses on the Fund holdings being hedged may not be reduced or may even be increased as a result of the use of the derivative. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability effectively to hedge its portfolio.
There can be no assurance that the use of hedging transactions will be effective. The Fund is not required to engage in hedging transactions, and each Fund may choose not to do so. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
The Funds might not employ any of the derivatives strategies described below, and there can be no assurance that any strategy used will succeed. A Fund’s success in employing derivatives strategies may depend on the sub-adviser’s correctly forecasting interest rates, market values or other economic factors, and there can be no assurance that the sub-adviser’s forecasts will be accurate. If the sub-adviser’s forecasts are not accurate, the Fund may end up in a worse position than if derivatives strategies had not been employed at all. A Fund’s ability to use certain derivative transactions may be limited by tax considerations and certain other legal considerations. Further, suitable derivative transactions might not be available at all times or in all circumstances. Described below are certain derivative instruments and trading strategies the Funds may use (either separately or in combination) in seeking to achieve their overall investment objectives.
Options Contracts. An options contract, or an “option,” is a type of derivative. An option is an agreement between two parties in which one gives the other the right, but not the obligation, to buy or sell an Underlying Instrument at a set price (the “exercise price” or “strike price”) for a specified period of time, or to receive a cash settlement payment. The buyer of an option pays a premium for the opportunity to decide whether to carry out the transaction (exercise the option) when it is beneficial. The option seller (writer) receives the initial premium and is obligated to carry out the transaction if and when the buyer exercises the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Underlying Instruments. Options that are written on futures contracts, or futures options (discussed below), are subject to margin requirements similar to those applied to futures contracts. A Fund may engage in options transactions on any security or instrument in which it may invest, on any securities index based on securities in which it may invest or on any aggregates of equity and debt securities consisting of securities in which it may invest (aggregates are composites of equity or debt securities that are not tied to a commonly known index). The Funds may also enter into options on foreign currencies. As with futures and swaps (discussed below), the success of any strategy involving options depends on the Sub-Adviser’s analysis of many economic and mathematical factors, and a Fund’s return may be higher if it does not invest in such instruments at all. A Fund may only write “covered” options. The sections below describe certain types of options and related techniques that the Funds may use.
Call Options – A call option gives the holder the right to purchase the Underlying Instrument at the exercise price, or to receive a cash settlement payment, for a fixed period of time. A Fund would typically purchase a call option in anticipation of an increase in value of the Underlying Instrument because owning the option allows the Fund to participate in price increases on a more limited risk basis than if the Fund had initially directly purchased the Underlying Instrument. If, during the option period, the market value of the Underlying Instrument exceeds the exercise price, plus the option premium paid by the Fund and any transaction costs the Fund incurs in purchasing the option, the Fund realizes a gain upon exercise of the option. Otherwise, the Fund realizes either no gain or a loss on its purchase of the option.
A Fund is also permitted to write (i.e., sell) “covered” call options, which obligate a Fund, in return for the option premium, to sell the Underlying Instrument to the option holder for the exercise price, or to make a cash settlement payment, if the option is exercised at any time before or on its expiration date. In order for a call option to be covered, a Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding: (i) the Fund owns the Underlying Instrument subject to the option (or, in the case of an option on an index, owns securities whose price changes are expected to be similar to those of the underlying index), (ii) the Fund has an absolute and immediate right to acquire the Underlying Instrument without additional cash consideration (or for additional cash consideration so long as the Fund segregates such additional cash amount) upon conversion or exchange of other securities in its portfolio, (iii) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position, or (iv) the Fund segregates assets with an aggregate value equal to the exercise price of the option.
A Fund would typically write a call option to generate income from the option premium and/or in anticipation of a decrease, or only a limited increase (i.e., an increase that is less than the option premium received by the Fund in writing the option), in the market value of the Underlying Instrument. In writing a call option, however, a Fund would not profit if the market value of the Underlying Instrument increases to an amount that exceeds the sum of the exercise price plus the premium received by the Fund. Also, a Fund cannot sell the Underlying Instrument while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as option writer by means of an offsetting purchase of an identical option prior to the expiration or exercise of the option it has written.
Put Options – A put option gives the holder the right to sell the Underlying Instrument at the exercise price, or to receive a cash settlement payment, for a fixed period of time. A Fund would typically purchase a put option in anticipation of a decline in market values of securities. This limits the Fund’s potential for loss in the event that the market value of the Underlying Instrument falls below the exercise price.
A Fund is also permitted to write covered put options on the securities or instruments in which it may invest. In order for a put option to be covered, a Fund must have at least one of the following in place with respect to the option and for so long as the option is outstanding: (i) the Fund enters into an offsetting forward contract and/or purchases an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position or (ii) the Fund segregates assets or cash with an aggregate value equal to the exercise price of the option.
A Fund would typically write a put option on an Underlying Instrument to generate income from premiums and in anticipation of an increase or only a limited decrease in the value of the Underlying Instrument. However, as writer of the put and in return for the option premium, a Fund takes the risk that it may be required to purchase the Underlying Instrument at a price in excess of its market value at the time of purchase. Because the purchaser may exercise its right under the option contract at any time during the option period, a Fund has no control over when it may be required to purchase the Underlying Instrument unless it enters into a closing purchase transaction.
Collars and Straddles – A Fund may employ collars, which are options strategies in which a call with an exercise price greater than the price of the Underlying Instrument (an “out-of-the-money call”) is sold and an in-the-money put (where the exercise price is again above the price of the Underlying Instrument) is purchased, to preserve a certain return within a predetermined range of values. A Fund may also write covered straddles consisting of a combination of a call and a put written on the same Underlying Instrument. A straddle is covered when sufficient assets are deposited to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate or designate on their books liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Options on Indices – A Fund is permitted to invest in options on any index made up of securities or other instruments in which the Fund itself may invest. Options on indices are similar to options on securities except that index options are always cash settled, which means that upon exercise of the option the holder receives cash equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple that determines the total monetary value for each point of such difference. As with other written options, all index options written by a Fund must be covered.
Risks Associated with Options – There are several risks associated with options transactions. For example, there are significant differences between the options market and the securities markets that could result in imperfect correlation between the two markets. Such imperfect correlation could then cause a given transaction to fail to achieve its objectives. Options are also subject to the risks of an illiquid secondary market, whether those options are traded over-the-counter or on a national securities exchange. There can be no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the Underlying Instruments or dispose of the segregated assets used to cover the options until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and would incur transaction costs upon the purchase or sale of the Underlying Instruments. Moreover, a Fund’s ability to engage in options transactions may be limited by tax considerations and other legal considerations.
The presence of a liquid secondary market on an options exchange may dry up for any or all of the following reasons: (i) there may be insufficient trading interest in certain options; (ii) the exchange may impose restrictions on opening or closing transactions or both; (iii) the exchange may halt or suspend trading, or impose other restrictions, on particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal exchange operations; (v) the facilities of the exchange or its related clearing corporation may at times be inadequate to handle trading volume; and/or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular classes or series of options), in which event the secondary market on that exchange (or in such classes or series of options) would cease to exist. However, if the secondary market on an exchange ceases to exist, it would be expected (though it cannot be guaranteed) that outstanding options on that exchange, if any, that had been issued as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
A Fund’s options transactions will also be subject to limitations, established by exchanges, boards of trade or other trading facilities, governing the maximum number of options in each class that may be written or purchased by any single investor or a group of investors acting in concert. As such, the number of options any single Fund can write or purchase may be affected by options already written or purchased by other Hartford Funds. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits and/or impose sanctions. Also, the hours of trading for options may not conform to the hours during which the Underlying Instruments are traded. To the extent that the options markets close before the markets for the Underlying Instruments, significant price movements can take place in the underlying markets that would not be reflected in the options markets.
OTC options implicate additional liquidity and credit risks. Unlike exchange-listed options, where an intermediary or clearing corporation assures that the options transactions are properly executed, the responsibility for performing OTC options transactions rests solely on the writer and holder of those options. See “Additional Risk Factors and Considerations of OTC Transactions” below.
The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends on the Sub-Adviser’s ability to predict correctly future price fluctuations and the degree of correlation between the options and securities markets. See “Risk Factors in Derivative Instruments” below.
Additional Risk Associated with Options on Indices – The writer’s payment obligation under an index option (which is a cash-settled option) usually equals a multiple of the difference between the exercise price, which was set at initiation of the option, and the closing index level on the date the option is exercised. As such, index options implicate a “timing risk” that the value of the underlying index will change between the time the option is exercised by the option holder and the time the obligation thereunder is settled in cash by the option writer.
Futures Contracts and Options on Futures Contracts. A futures contract, which is a type of derivative, is a standardized, exchange-traded contract that obligates the purchaser to take delivery, and the seller to make delivery, of a specified quantity of an Underlying Instrument at a specified price and specified future time, or to make a cash settlement payment. A Fund is generally permitted to invest in futures contracts and options on futures contracts with respect to, but not limited to, equity and debt securities and foreign currencies, aggregates of equity and debt securities (aggregates are composites of equity or debt securities that are not tied to a commonly known index), interest rates, indices, commodities and other financial instruments.
No price is paid upon entering into a futures contract. Rather, when a Fund purchases or sells a futures contract it is required to post margin (“initial margin”) with the futures commission merchant (“FCM”) executing the transaction. The margin required for a futures contract is usually less than 10% of the contract value, but it is set by the exchange on which the contract is traded and may by modified during the term of the contract. Subsequent payments, known as “variation margin,” to and from the FCM, will then be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates (a process known as “marking to market”). If a Fund has insufficient cash available to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Futures involve substantial leverage risk.
An option on a futures contract (“futures option”) gives the option holder the right (but not the obligation) to buy or sell its position in the underlying futures contract at a specified price on or before a specified expiration date. As with a futures contract itself, a Fund is required to deposit and maintain margin with respect to futures options it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.
The sale of a futures contract limits a Fund’s risk of loss, prior to the futures contract’s expiration date, from a decline in the market value of portfolio holdings correlated with the futures contract. In the event the market values of the portfolio holdings correlated with the futures contract increase rather than decrease, however, a Fund will realize a loss on the futures position and a lower return on the portfolio than would have been realized without the purchase of the futures contract.
Positions taken in the futures markets are usually not held to maturity but instead liquidated through offsetting transactions that may result in a profit or loss. While the Fund’s futures contracts will usually be liquidated in this manner, a Fund may instead make or take delivery of the Underlying Instrument whenever it appears economically advantageous to do so.
A Fund is permitted to enter into a variety of futures contracts, including interest rate futures, index futures, currency futures and commodity futures, and options on such futures contracts. A Fund may also invest in instruments that have characteristics similar to futures contracts, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity or currency at a future point in time. The risks of such investments reflect the risks of investing in futures and derivatives generally, including volatility and illiquidity.
Risks Associated with Futures and Futures Options – The primary risks associated with the use of futures contracts and options are: (a) imperfect correlation between the change in market value of instruments held by a Fund and the price of the futures contract or option; (b) the possible lack of an active market for a futures contract or option, or the lack of a liquid secondary market for a futures option, and the resulting inability to close the futures contract or option when desired; (c) losses, which are potentially unlimited, caused by unanticipated market movements; (d) a Sub-Adviser’s failure to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance in its obligations. Futures contracts and futures options also involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options. Moreover, futures are inherently volatile, and a Fund’s ability to engage in futures transactions may be limited by tax considerations and other legal considerations.
U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day (generally referred to as “daily price fluctuation limits”). The maximum or minimum price of a contract as a result of these limits is referred to as a “limit price.” If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.
Additional Considerations of Commodity Futures Contracts – In addition to the risks described above, there are several additional risks associated with transactions in commodity futures contracts. In particular, the costs to store underlying physical commodities are reflected in the price of a commodity futures contract. To the extent that storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately. Further, the commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments and may be subject to broad price fluctuations.
Other Considerations Related to Options and Futures Options – A Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended, (the “Code”) for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.

Swap Agreements and Swaptions. A swap agreement, or a swap, is a type of derivative instrument. Swap agreements are entered into for periods ranging from a few weeks to more than one year. In a standard swap, two parties exchange the returns (or differentials in rates of return) earned or realized on an Underlying Instrument. The gross returns to be exchanged (or “swapped”) between the parties are calculated with respect to a “notional amount,” which is a predetermined dollar principal that represents the hypothetical underlying quantity upon which the parties’ payment obligations are computed. The notional amount may be, among other things, a specific dollar amount invested, for example, at a particular interest rate, in a particular foreign currency or in a “basket” of securities or commodities that represents a particular index. The notional amount itself normally is not exchanged between the parties, but rather it serves as a reference amount from which to calculate the parties’ obligations under the swap.
A Fund will usually enter into swap agreements on a “net basis,” which means that the two payment streams are netted out with each party receiving or paying, as the case may be, only the net amount of the payments. A Fund’s obligations under a swap agreement are generally accrued daily (offset against any amounts owing to the Fund), and accrued but unpaid net amounts owed to a counterparty are covered by segregating liquid assets, marked to market daily, to avoid leveraging the Fund’s portfolio. If a Fund enters into a swap on other than a net basis, the Fund will segregate the full amount of its obligations under such swap. A Fund may enter into swaps, caps, collars, floors and related instruments with member banks of the Federal Reserve System, members of the New York Stock Exchange ("NYSE") or other entities determined by a Sub-Adviser to be creditworthy. If a default occurs by the other party to such transaction, a Fund will have contractual remedies under the transaction documents, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor.
A Fund may engage in a wide variety of swap transactions, including, but not limited to, credit- and event-linked swaps, interest rate swaps, swaps on specific securities or indices, swaps on rates (such as mortgage prepayment rates) and other types of swaps, such as caps, collars, and floors. In addition, to the extent a Fund is permitted to invest in foreign currency-denominated securities, it may invest in currency swaps. A Fund may also enter into options on swap agreements (“swaptions”). Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The sections below describe certain swap arrangements and related techniques that the Funds may use.
Interest Rate Swaps, Caps, Floors and Collars – An interest rate swap is an OTC contract in which the parties exchange interest rate exposures (e.g., exchange floating rate payments for fixed rate payments or vice versa). For example, a $10 million London Interbank Offered Rate (“LIBOR”) swap requires one party to pay the equivalent of the London Interbank Offered Rate of Interest (which fluctuates) on the $10 million principal amount in exchange for the right to receive from the other party the equivalent of a stated fixed rate of interest on the $10 million principal amount.
Among other techniques, a Fund may use interest rate swaps to hedge interest rate and duration risk on fixed-income securities or portfolios, which can be particularly sensitive to interest rate changes. Duration measures the sensitivity in prices of fixed-income securities to changes in interest rates; the duration of a portfolio or basket of bonds is the weighted average of the individual component durations. Longer maturity bonds typically have a longer duration than shorter maturity bonds and, therefore, higher sensitivity to interest rate changes. In an environment where interest rates are expected to rise, a Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points (such as two-, five- and 10- year duration points).
A Fund may also purchase or sell interest rate caps or floors. In a typical interest rate cap, the buyer receives payments from the seller to the extent that a specified interest rate exceeds a predetermined level. In a typical interest rate floor, the buyer receives payments from the seller to the extent that a specified interest rate falls below a predetermined level. An interest rate collar combines elements of purchasing a cap and selling a floor and is usually employed to preserve a certain return within a predetermined range of values.
Commodity Swaps – A commodity swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of a commodity-based Underlying Instrument (such as a specific commodity or commodity index) in return for periodic payments based on a fixed or variable interest rate or the total return from another commodity-based Underlying Instrument. In a total return commodity swap, a Fund receives the price appreciation of a commodity index, a portion of a commodity index or a single commodity in exchange for paying an agreed-upon fee. As with other types of swap agreements, if the commodity swap lasts for a finite period of time, the swap may be structured such that the Fund pays a single fixed fee established at the outset of the swap. However, if the term of the commodity swap is ongoing, with interim swap payments, the Fund may pay a variable or “floating” fee. Such a variable fee may be pegged to a base rate, such as LIBOR, and is adjusted at specific intervals. As such, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date. See “LIBOR Risk” below.
Currency Swaps – A currency swap agreement is a contract in which two parties exchange one currency (e.g., U.S. dollars) for another currency (e.g., Japanese yen) on a specified schedule. The currency exchange obligations under currency swaps could be either interest payments calculated on the notional amount or payments of the entire notional amount (or a combination of both). The Funds may engage in currency swap agreements as a tool to protect against uncertainty and fluctuations in foreign exchange rates in the purchase and sale of securities. However, the use of currency swap agreements does not eliminate, or even always mitigate, potential losses arising from fluctuations in exchange rates. In the case of currency swaps that involve the delivery of the entire notional amount of currency in exchange for another currency, the entire notional principal of the currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.
Credit Default Swaps – A credit default swap (“CDS”) is an agreement between two parties whereby one party (the “protection buyer”) makes an up-front payment or a stream of periodic payments over the term of the CDS to the other party (the “protection seller”), provided generally that no event of default or other credit-related event (a “credit event”) with respect to an Underlying Instrument occurs. In return, the protection seller agrees to make a payment to the protection buyer if a credit event does occur with respect to the Underlying Instrument. The CDS market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Credit default swaps typically last between six months and three years, provided that no credit event occurs. Credit default swaps may be physically settled or cash settled.
A Fund may be either the protection buyer or the protection seller in a CDS. A Fund generally will not buy protection on issuers that are not currently held by the Fund. However, a Fund may engage in credit default swap trades on single names, indices and baskets to manage asset class exposure and to capitalize on spread differentials in instances where there is not complete overlap between the Fund’s holdings or exposures and the reference entities in the credit default swap. If the Fund is the protection buyer and no credit event occurs, the Fund loses its entire investment in the CDS (i.e., an amount equal to the aggregate amount of payments made by the Fund to the protection seller over the term of the CDS). However, if a credit event does occur, the Fund (as protection buyer), will deliver the Underlying Instrument to the protection seller and is entitled to a payment from the protection seller equal to the full notional value of the Underlying Instrument, even though the Underlying Instrument at that time may have little or no value. If the Fund is the protection seller and no credit event occurs, the Fund receives a fixed income throughout the term of the CDS (or an up-front payment at the beginning of the term of the CDS) in the form of payments from the protection buyer. However, if the Fund is the protection seller and a credit event occurs, the Fund is obligated to pay the protection buyer the full notional value of the Underlying Instrument in return for the Underlying Instrument (which may at that time be of little or no value).
A Fund may also invest in the Dow Jones CDX (“CDX”), which is a family of indices that track credit derivative indices in various countries around the world. The CDX provides investors with exposure to specific reference baskets of issuers of bonds or loans in certain segments, such as North American investment grade credit derivatives or emerging markets. CDX reference baskets are generally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. While investing in CDXs increases the universe of bonds and loans to which a Fund is exposed, such investments entail risks that are not typically associated with investments in other debt instruments (rather, they entail risks more associated with derivative instruments). The liquidity of the market for CDXs is also subject to liquidity in the secured loan and credit derivatives markets.
Total return swaps, asset swaps, inflation swaps and similar instruments – A Fund may enter into total return swaps, asset swaps, inflation swaps and other types of swap agreements. In a total return swap, the parties exchange the total return (i.e., interest payments plus any capital gains or losses) of an Underlying Instrument (or basket of such instruments) for the proceeds of another Underlying Instrument (or basket of such instruments). Asset swaps combine an interest rate swap with a bond and are generally used to alter the cash flow characteristics of the Underlying Instrument. For example, the parties may exchange a fixed investment, such as a bond with guaranteed coupon payments, for a floating investment like an index. Inflation swaps are generally used to transfer inflation risk. See “Inflation-Linked Instruments” herein.
Swaptions – A Fund may also enter into swap options, or “swaptions.” A swaption is a contract that gives one party the right (but not the obligation), in return for payment of the option premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time and on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the option premium it paid should it decide not to exercise the option. When a Fund writes a swaption, however, it is obligated according to the terms of the underlying agreement if the option holder exercises the option.
Risks Associated with Swaps and Swaptions – Investing in swaps and swaptions, and utilizing these and related techniques in managing a Fund portfolio, are highly specialized activities that involve investment techniques and risks different from those associated with ordinary portfolio transactions. These investments involve significant risk of loss. Whether a Fund’s use of swaps will be successful in furthering its investment objective will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. If the Sub-Adviser is incorrect in its forecast of market values, the Sub-Adviser’s utilization of swap arrangements and related techniques could negatively impact the Fund’s performance.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Also, certain restrictions imposed by the Code may limit a Fund’s ability to use swap agreements.
If the creditworthiness of a Fund’s swap counterparty declines, it becomes more likely that the counterparty will fail to meet its obligations under the contract, and consequently the Fund will suffer losses. Although there can be no assurance that a Fund will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. However, a Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined. There can be no assurance that a Fund will be able to enter into swap transactions at prices or on terms the Sub-Adviser believes are advantageous to the Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate a swap or to sell or offset caps, collars or floors that it has purchased. Investing in swaps and related techniques involves the risks associated with investments in derivative instruments. See “Risk Factors in Derivative Instruments” and “Additional Risk Factors and Considerations of OTC Transactions” below.
Inflation-Linked Instruments. A Fund is permitted to invest in a variety of inflation-linked instruments, such as inflation-indexed securities and inflation-linked derivatives, to manage inflation risk or to obtain inflation exposure. Inflation – a general rise in the prices of goods and services is measured by inflation indices like the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics, and the Retail Prices Index (RPI), which is calculated by the U.K. Office for National Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Inflation-linked derivatives are derivative instruments that tie payments to an inflation index. Currently, most inflation derivatives are in the form of inflation swaps, such as CPI swaps. A CPI swap is a fixed-maturity, over-the-counter derivative where one party pays a fixed rate in exchange for payments tied to the CPI. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between Treasury yields and Treasury inflation protected securities (“TIPS”) yields of similar maturities at the initiation of the swap agreement. CPI swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of a CPI swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation, as measured by the CPI. A CPI swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.
Other types of inflation derivatives include inflation options and futures. There can be no assurance that the CPI, or any foreign inflation index, will accurately measure the rate of inflation in the prices of consumer goods and services. Further, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Moreover, inflation-linked instruments are subject to the risks inherent in derivative transactions generally. See “Risk Factors in Derivative Instruments” herein. The market for inflation-linked instruments is still developing. The Sub-Adviser reserves the right to use the instruments discussed above and similar instruments that may be available in the future.
Hybrid Instruments. A hybrid instrument is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity and/or a derivative. For example, an oil company might issue a commodity-linked bond that pays a fixed level of interest plus additional interest that accrues in correlation with the extent to which oil prices exceed a certain predetermined level. This is a hybrid instrument combining a bond with an option on oil.
Depending on the types and terms of hybrid instruments, they present risks that may be similar to, different from or greater than those associated with more traditional investments with similar characteristics. Hybrid instruments are potentially more volatile than more traditional investments and, depending on the structure of the particular hybrid, may expose a Fund to additional leverage and liquidity risks. Moreover, the purchase of hybrids exposes a Fund to the credit risk of the issuers of the hybrids. Described below are certain hybrid instruments a Fund may use in seeking to achieve its investment objective. The Sub-Adviser reserves the right to use the instruments mentioned below and similar instruments that may be available in the future.
Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities. Investments in credit-linked securities normally consist of the right to receive periodic payments during the term and payment of principal at the end of the term. However, these payments depend on the issuer’s own investments in derivative instruments and are, accordingly, subject to the risks associated with derivative instruments, which include volatility, illiquidity and counterparty risk.
Indexed Securities and Structured Notes. Indexed securities are derivative securities the interest rate or principal of which is determined by an unrelated indicator (e.g., a currency, security, commodity or index). Structured notes are debt indexed securities. Indexed securities implicate a high degree of leverage, which magnifies the potential for gain and the risk of loss, when they include a multiplier that multiplies the indexed element by a specific factor.

Structured notes and indexed securities can be very volatile investments because, depending on how they are structured, their value may either increase or decrease in response to the value of the Underlying Instruments. The terms of these securities may also provide that in some instances no principal is due at maturity, which may result in a loss of invested capital. These instruments also may entail a greater degree of market risk than other types of securities because the investor bears the risk not only of the instrument but also of the unrelated indicator. Indexed securities may involve significant credit risk and liquidity risk and, as with other sophisticated strategies, a Fund’s use of these instruments may not work as intended.
Event-Linked Bonds. A Fund may invest in “event-linked bonds” (or “catastrophe bonds”). The event-linked bond market is a growing sector of the global fixed income market that provides investors with high return potentials in exchange for taking on “event risk,” such as the risk of a major hurricane, earthquake or pandemic. If such trigger event occurs, a Fund may lose a portion or its entire principal invested in the bond. Some event-linked bonds provide for an extension of maturity to process and audit loss claims if a trigger has, or possibly has, occurred. Such extension may increase volatility. Event-linked bonds may also expose a Fund to other unanticipated risks including credit risk, counterparty risk, liquidity risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risks inherent in derivative transactions. See “Derivative Instruments – Risk Factors in Derivative Instruments” below.
Foreign Currency Transactions. A Fund also may purchase and sell foreign currency options and foreign currency futures contracts and futures options, and may engage in foreign currency transactions either on a spot (cash) basis at prevailing currency exchange rates or through forward currency contracts. A Fund may engage in these transactions to hedge, directly or indirectly, against currency fluctuations, for other investment purposes and/or to seek to enhance returns. A Fund may enter into currency transactions only with counterparties that the Sub-Adviser deems to be creditworthy. Certain of the foreign currency transactions a Fund may use are described below.
Forward Currency Contracts – A Fund may enter into forward currency contracts (“forwards”) in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. Forwards are contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a set price or to make a cash settlement payment on a future date. The market value of a forward fluctuates with changes in foreign currency exchange rates. Forwards are marked to market daily based upon foreign currency exchange rates from an independent pricing service, and the change in value is recorded as unrealized appreciation or depreciation. A Fund will record a realized gain or loss when the forward is closed. Forwards are highly volatile, involve substantial currency risk and may also involve credit and liquidity risks.
A Fund may use a forward in a “settlement hedge,” or “transaction hedge,” to lock in the U.S. dollar price on the purchase or sale of securities denominated in a foreign currency between the time when the security is purchased or sold and the time at which payment is received. Forward contracts on foreign currency may also be used by a Fund in anticipation generally of the Fund’s making investments denominated in a foreign currency, even if the specific investments have not yet been selected by the Sub-Adviser.
In a “position hedge,” a Fund uses a forward contract to hedge against a decline in the value of existing investments denominated in foreign currency. For example, a Fund may enter into a forward contract to sell Japanese yen in return for U.S. dollars in order to hedge against a possible decline in the yen’s value. Position hedges tend to offset both positive and negative currency fluctuations. Alternately, a Fund could hedge its position by selling another currency expected to perform similarly to the Japanese yen. This is called a “proxy hedge” and may offer advantages in terms of cost, yield or efficiency. However, proxy hedges may result in losses if the currency used to hedge does not move in tandem with the currency in which the hedged securities are denominated.
A Fund may also engage in cross-hedging by entering into forward contracts in one currency against a different currency. Cross-hedging may be used to limit or increase exposure to a particular currency or to establish active exposure to the exchange rate between the two currencies.
Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
Currency Swaps, Options and Futures – In order to protect against currency fluctuations and for other investment purposes, the Funds may enter into currency swaps, options and futures. Options on foreign currencies are affected by the factors that influence foreign exchange rates and investments generally. A Fund’s ability to establish and close out positions on foreign currency options is subject to the maintenance of a liquid secondary market, and there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. See “Swap Agreements and Swaptions – Currency Swaps,” “Options Contracts,” and “Futures Contracts and Options on Futures Contracts” herein.

Additional Risks Associated with Foreign Currency Transactions – It is extremely difficult to forecast currency market movements, and whether any hedging or other investment strategy will be successful is highly uncertain. Further, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward. Therefore, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Sub-Adviser’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. To the extent a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and reduce its total return as a result of its hedging transactions. It is impossible to hedge fully or perfectly against the effects of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.
A Fund may buy or sell foreign currency options either on exchanges or in the OTC market. Foreign currency transactions on foreign exchanges may not be regulated to the same extent as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. Foreign currency transactions are also subject to the risks inherent in investments in foreign markets. See “Foreign Investments” below.
Risk Factors in Derivative Instruments. Derivatives are volatile and involve significant risks, including:
Correlation Risk – the risk that changes in the value of a derivative instrument will not match the changes in the value of the Fund holdings that are being hedged.
Counterparty Risk – the risk that the party on the other side of an OTC derivatives contract or a borrower of a Fund’s securities may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations.
Credit Risk – the risk that the issuer of a security will not be able to make timely principal and interest payments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in and/or exposure to that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Index Risk – in respect of index-linked derivatives, the risks associated with changes in the underlying indices. If an underlying index changes, a Fund may receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction from the reference index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
Interest Rate Risk – the risk that the value of an investment may decrease when interest rates rise because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk (interest rate risk is commonly measured by a fixed income investment’s duration). Falling interest rates also create the potential for a decline in a Fund’s income.
Leverage Risk – the risk associated with certain types of investments or trading strategies (for example, borrowing money to increase the amount being invested) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that substantially exceed the amount originally invested.
Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like to sell them or at the price the seller believes the security is currently worth.
Tax Risk – The tax treatment of a derivative may not be as favorable as a direct investment in the underlying asset. The use of derivatives may adversely affect the timing, character and amount of income a Fund realizes from its investments, and could impair the ability of the Sub-Adviser to use derivatives when it wishes to do so.
Short Position Risk – A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the Underlying Instrument which could cause a Fund to suffer a (potentially unlimited) loss.
The potential loss on derivative instruments may be substantial relative to the initial investment therein. A Fund incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

Recent SEC Regulatory Change - In late October 2020, the SEC adopted new Rule 18f-4 related to the use of derivatives and certain other transactions by registered investment companies that will, at the time of the compliance date, rescind and withdraw the guidance of the SEC and the SEC staff regarding asset segregation and coverage. Under Rule 18f-4, each Fund will need to trade derivatives and other transactions that potentially create senior securities (except reverse repurchase agreements) subject to a value-at-risk (“VaR”) leverage limit, certain other testing and derivatives risk management program requirements and requirements related to board reporting. These new requirements will apply unless a Fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4. Reverse repurchase agreements will continue to be subject to the current asset coverage requirements, and a Fund trading reverse repurchase agreements will need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio (unless the Fund determines to treat such agreements and transactions as derivatives for all purposes under the rule). Reverse repurchase agreements will not be included in the calculation of whether a Fund is a limited derivatives user (unless the Fund determines to treat such agreements and transactions as derivatives for all purposes under the rule), but if the Fund is subject to the VaR testing, reverse repurchase agreements and similar financing transactions will be included for purposes of such testing. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit the Trust’s securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these new requirements may limit a fund's ability to use derivatives and reverse repurchase agreements and similar financing transactions as part of the Fund's investment strategies. These new requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
Regulatory Aspects of Derivatives and Hedging Instruments. As a result of amendments to rules under the Commodity Exchange Act (“CEA”) by the CFTC, Lattice must either operate within certain guidelines and restrictions with respect to a Fund’s use of futures, options on such futures, commodity options and certain swaps, or be subject to registration with the CFTC as a “commodity pool operator” (“CPO”) with respect to the Fund and be required to operate the Fund in compliance with certain disclosure, reporting, and recordkeeping requirements.
Under current CFTC rules, the investment adviser of a registered investment company may claim an exemption from registration as a CPO only if the registered investment company that it advises uses futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or limits its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts.
Lattice has filed a notice of eligibility claiming an exclusion from the definition of the term CPO and therefore each such Fund is not subject to registration or regulation as a CPO under the CEA. Consistent with the investment strategies of certain other funds it manages, Lattice intends to maintain the flexibility to use futures contracts, options on such futures, commodity options and certain swaps for non-bona fide hedging purposes beyond the de minimis amounts provided under the CFTC rules. For this reason, Lattice is subject to registration and regulation as a CPO under the CEA with respect to its service as investment adviser to these Funds. In the event that a Fund for which Lattice is not currently registered with or regulated by the CFTC engages in transactions that require registration as a CPO in the future, Lattice will comply with applicable regulations. If Lattice operates a Fund subject to CFTC regulation, the Fund may incur additional expenses.
Additional Risk Factors and Considerations of OTC Transactions. Certain derivatives traded in OTC markets, including swaps, OTC options and indexed securities, involve substantial liquidity risk. This risk may be increased in times of financial stress if the trading market for OTC derivatives contracts or otherwise becomes restricted. The absence of liquidity may make it difficult or impossible for a Fund to ascertain a market value for such instruments and/or to sell them promptly and at an acceptable price.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The counterparty’s failure to honor its obligations would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction. Certain swaps traded in the OTC markets require exchange of variation margin payments between the parties, which can reduce but does not eliminate counterparty credit risk. In addition, closing transactions can be made for OTC options only by negotiating directly with the counterparty or effecting a transaction in the secondary market (if any such market exists). There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option at any time prior to its expiration, if at all.
DIVIDEND PAYING SECURITY INVESTMENT RISK. Income provided by a Fund may be affected by changes in the dividend policies of the companies in which the Fund invests and the capital resources available for such payments at such companies. Issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. In addition, securities that pay dividends as a group can fall out of favor with the market, causing a Fund to underperform funds that do not focus on dividends. A Fund’s focus on dividend yielding investments may cause the Fund’s share price and total return to fluctuate more than the share price and total return of funds that do not focus their investments on dividend paying securities.

EQUITY RISK. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company. Equity securities include but are not limited to common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. The value of an equity security may be based on the real or perceived success or failure of the particular company’s business, any income paid to stockholders in the form of a dividend, the value of the company’s assets, general market conditions, or investor sentiment generally. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
EXCHANGE TRADED FUNDS (ETFs). ETFs are registered investment companies that trade their shares on stock exchanges (such as the NYSE Arca and Cboe BZX) at market prices (rather than net asset value) and only are redeemable from the fund itself in large increments or in exchange for baskets of securities. As an exchange traded security, an ETF’s shares are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, a particular segment of a securities index or market sector, or they may be actively managed. An investment in an ETF generally implicates the following risks: (i) the same primary risks as an investment in a fund that is not exchange-traded that has the same investment objectives, strategies and policies of the ETF; (ii) the risk that the ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) the risk that, to the extent the ETF does not fully replicate the underlying index, the ETF’s investment strategy may not produce the intended results; (iv) the risk of more frequent price fluctuations due to secondary market trading, which may result in a loss to the Fund; (v) the risk that an ETF may trade at a price that is lower than its net asset value; and (vi) the risk that an active market for the ETF’s shares may not develop or be maintained. Also, a Fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which it invests. ETFs are also subject to specific risks depending on the nature of the ETF, such as liquidity risk, sector risk and foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities. An investment in an ETF presents the risk that the ETF may no longer meet the listing requirements of any applicable exchanges on which the ETF is listed. Further, trading in an ETF may be halted if the trading in one or more of the securities held by an ETF is halted.
Generally, the Funds will not purchase securities of an investment company (which would include an ETF) if, as a result: (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company. Rule 12d1-4 under the 1940 Act permits funds to invest in an ETF’s shares beyond the above statutory limitations, subject to certain conditions set forth in the rule. The Funds may rely on Rule 12d1-4 to invest in ETFs.
EXCHANGE TRADED NOTES (ETNs). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities, including credit risk, and trade on a major exchange similar to shares of ETFs. Unlike other types of fixed income securities, however, the performance of ETNs is based upon that of a market index or other reference asset minus fees and expenses, no coupon payments are made and no principal protection exists. The value of an ETN may be affected by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. A Fund’s ability to sell its ETN holdings also may be limited by the availability of a secondary market and a Fund may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk, fixed-income risk and tracking error risk (where the ETN’s performance may not match or correlate to that of its market index). ETNs also incur certain expenses not incurred by their applicable index.
FOREIGN INVESTMENTS. A Fund may invest in foreign issuers and borrowers, which include: (1) companies organized outside of the United States, including in emerging market countries; (2) foreign sovereign governments and their agencies, authorities, instrumentalities and political subdivisions, including foreign states, provinces or municipalities; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. These securities may be denominated or quoted in, or pay income in, U.S. dollars or in a foreign currency. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer’s or borrower’s economic fortunes and risks are primarily linked with U.S. markets.
Investing in securities of foreign issuers and loans to foreign borrowers involves considerations and potential risks not typically associated with investing in obligations issued by U.S. entities. Less information may be available about foreign entities compared with U.S. entities. For example, foreign issuers and borrowers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers and borrowers. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Other potential foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the

United States or abroad could result in appreciation or depreciation of portfolio securities. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations.
Geopolitical events in the European Union and in China may disrupt securities markets and adversely affect global economies and markets. Such developments could lead to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally. Those events as well as other changes in regional economic and political conditions could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries.
A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness (which may be located in other countries). These events may have an adverse effect on the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including European Union member countries that do not use the euro and non-European Union member countries. If any member country exits the European Monetary Union, the departing country would face the risks of currency devaluation and its trading partners and banks and others around the world that hold the departing country’s debt would face the risk of significant losses. In addition, the resulting economic instability of Europe and the currency markets in general could have a severe adverse effect on the value of securities held by a Fund.
The impact of the United Kingdom’s departure from the European Union, commonly known as “Brexit,” and the potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. These consequences include greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in such markets. Uncertainty relating to the United Kingdom’s departure may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns. Moreover, transaction costs are incurred in connection with conversions between currencies.
Linked Notes. A Fund may invest in debt exchangeable for common stock, debt, currency or equity-linked notes and similar linked securities (e.g., zero-strike warrants) (“LNs”), which are derivative securities, typically issued by a financial institution or special purpose entity, the performance of which depends on the performance of a corresponding foreign security or index. Upon redemption or maturity, the principal amount or redemption amount is payable based on the price level of the linked security or index at the time of redemption or maturity, or is exchanged for corresponding shares of common stock. LNs are generally subject to the same risks as direct holdings of securities of foreign issuers and non-dollar securities, including currency risk and the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the linked security or index has declined. LNs are also subject to counterparty risk, which is the risk that the company issuing the LN may fail to pay the full amount due at maturity or redemption. A Fund may also have difficulty disposing of LNs because there may be restrictions on redemptions and there may be no market or only a thin trading market in such securities.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically generated in the settlement of U.S. investments. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions being undertaken; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may remain uninvested with no return earned thereon for some period. There may also be the danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund. Further, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events. In connection with any of these events, and other similar circumstances, a Fund may experience losses because of failures of or defects in settlement systems.
There are additional and magnified risks involved with investments in emerging or developing markets, which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements that are less efficient than in developed markets. In addition, the economies of emerging market countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. Emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. See “Investments in Emerging Market Securities” below.
GOVERNMENT INTERVENTION IN FINANCIAL MARKETS. From time to time, governments – including the U.S. Government – may take actions that directly affect the financial markets. During the 2008 global financial crisis, for example, instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may in the future take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending, which expands federal oversight in the financial sector and may affect the investment management industry as a whole. The Dodd-Frank Act leaves many issues to be resolved by regulatory studies and rulemakings, and in some cases further remedial legislation, by deferring their resolution to a future date. This legislation, as well as additional legislation and regulatory changes that may be enacted in the future, could change the fund industry as a whole and limit or preclude a Fund’s ability to achieve its investment objective.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. Lattice and the Sub-Adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.
ILLIQUID INVESTMENTS. An illiquid investment means an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within seven calendar days without the sale or disposition significantly changing the market value of the investment, as determined under the Fund’s liquidity risk management program. A Fund may not be able to sell illiquid investments or other investments when the Sub-Adviser considers it desirable to do so or may have to sell such securities or other investments at a price that is lower than the price that could be obtained if the securities or other investments were more liquid. Illiquid investments also may be more difficult to value due to the lack of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on a Fund’s net asset value.
Securities and other investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the security, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated such that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to OTC securities, the continued viability of any OTC secondary market depends on the continued willingness of dealers and other participants to purchase the securities.
If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments. If this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. However, this requirement will not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
INDEX RELATED RISK. Each Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of its respective Index as published by Lattice. There is no assurance that Lattice will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. While Lattice does provide descriptions of what each Index is designed to achieve, Lattice does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in respect of their indices, and does not guarantee that each Index will be in line with their described index methodology. Lattice’s mandate as described in the Prospectus is to manage each Fund consistently with the respective Index. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected for a period of time or at all, particularly where the indices are less commonly used. Therefore, gains, losses or costs associated with an Index’s errors will generally be borne by a Fund and its shareholders. For example, during a period where a Fund’s Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. As such, errors may result in a negative or positive performance impact to a Fund and its shareholders. Shareholders should understand that any gains from Index errors will be kept by the Fund and its shareholders and any losses will be borne by the Fund and its shareholders.

Apart from scheduled rebalances, Lattice may carry out additional ad hoc rebalances to an Index in order, for example, to correct an error in the selection of index constituents. Where an Index of a Fund is rebalanced and the Fund in turn rebalances its portfolio to bring it in line with the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Errors and unscheduled rebalances to the Index may also expose a Fund to tracking error risk, which is the risk that its returns may not track exactly those of the Index. Therefore, errors and additional ad hoc rebalances carried out by Lattice to an Index may increase the costs and market exposure risk of a Fund.
INDEX TRACKING RISK. There is a risk that the performance of a Fund may diverge from performance of the respective Index as a result of tracking error. Tracking error may occur because of differences between the securities held in a Fund’s portfolio and those included in the Index. Tracking error may also occur because of pricing differences, transaction costs, a Fund holding uninvested cash, differences in the timing of the accrual of dividends, changes to the Index or the costs of complying with various new or existing regulatory requirements. Additionally, tracking error may result because a Fund incurs fees and expenses, while the Index does not.
INDUSTRY CONCENTRATION RISK. A Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent that the Fund’s Index is concentrated in a particular industry, a Fund will concentrate its investments in approximately the same amount as its Index. If a Fund focuses its investments in a specific industry or group of industries, the Fund is subject to the risk that (1) its performance will be closely tied to the performance of those particular industries; (2) its performance will be adversely impacted when such industries experience a downturn; and (3) it will perform poorly during a slump in demand for securities of companies in such industries. As a result, the Fund may be subject to increased price volatility and may be more susceptible to adverse developments than a fund that invests more widely.
INITIAL PUBLIC OFFERINGS. The prices of securities purchased in initial public offerings (“IPOs”) can be very volatile and/or decline shortly after the IPO. Securities issued in IPOs have no trading history, and information about the issuing companies may be available for only very limited periods. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates and depreciates in value. Although investments in IPOs have the potential to produce substantial gains in a short period of time, there is no assurance that a Fund will have access to profitable IPOs, that any particular IPO will be successful, or that any gains will be sustainable. Investors should not rely on past gains attributable to IPOs as an indication of future performance.
INTERFUND LENDING PROGRAM. The Funds have received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. All interfund loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. A Fund may participate in the interfund lending program only to the extent that such participation is consistent with the Fund’s investment objectives, restrictions, policies, and limitations.
The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating Funds, including the following: (1) the Funds may not borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Funds under a loan agreement; and (2) the Funds may not lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements. Interfund loans and borrowings have a maximum duration of seven days, and loans may be called on one business day’s notice. If a Fund has outstanding bank borrowings, any interfund loan to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending Fund to call the interfund loan (and exercise all rights with respect to any collateral), and cause such call to be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may borrow on an unsecured basis through the interfund lending program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an interfund loan under the interfund lending program exceed 10% of its total assets, the Fund may borrow through the interfund lending program on a secured basis only. A Fund may not borrow under the interfund lending program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions.

The Funds may not lend to another Fund through the interfund lending program if the loan would cause the lending Fund’s aggregate outstanding loans through the interfund lending program to exceed 15% of its current net assets at the time of the loan. A Fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets.
Funds participating in the interfund lending program are subject to certain risks. A Fund borrowing through the program may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. As of December 31, 2020, each Fund does not engage in interfund lending.
INVESTMENT STRATEGY RISK. Investment strategy risk is the risk that, if the Fund’s investment strategy does not perform as expected, a Fund could underperform its peers or lose money. There is no guarantee that a Fund’s investment objective will be achieved.
INVESTMENTS IN EMERGING MARKET SECURITIES. A Fund may invest in securities of issuers that conduct their principal business activities in, or whose securities are traded principally on exchanges located in, less developed countries considered to be “emerging markets.” Unless otherwise defined in a Fund’s principal investment strategy in the Prospectus, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) a Fund’s benchmark index provider designates as emerging. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Investing in emerging market securities involves not only the risks described above with respect to investing in foreign securities, but also other risks that may be more severe and pervasive than those present in foreign countries with more developed markets. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. The value of a Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such circumstances, it is possible that a Fund could lose the entire amount of its investments in the affected market.
Some countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war and ethnic, religious and racial conflicts. A Fund’s emerging market investments may introduce exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investments include national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Funds) to bring actions against bad actors may be limited. As a result of these legal structures and limitations, a Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund. Settlements of trades in emerging markets may be subject to significant delays. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. Also, the typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may result in lack of liquidity and price volatility of those securities. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
The risks outlined above are often more pronounced in “frontier markets” in which a Fund may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, the net asset value of a Fund. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the net asset value of a Fund’s shares to decline.

In addition to the risks of foreign investing and the risks of investing in emerging or frontier markets, investments in certain countries with recently developed markets and structures, such as Nigeria, Croatia and Russia, implicate certain specific risks. Because of the recent formation of these securities markets and the underdeveloped state of these countries’ banking systems, settlement, clearing and registration of securities transactions are subject to significant risks. Share ownership is often defined and evidenced by extracts from entries in a company’s share register, but such extracts are neither negotiable instruments nor effective evidence of securities ownership. Further, the registrars in these countries are not necessarily subject to effective state supervision or licensed by any governmental entity, there is no central registration system for shareholders and it is possible for a Fund to lose its entire ownership rights through fraud, negligence or mere oversight. In addition, while applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In Croatia, these risks are limited to investments in securities that are not traded on the national stock exchange. However, in other countries, including Nigeria and Russia, all securities investments are subject to these risks.
Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Fund to lose its registration through fraud, negligence or mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. To the extent that a Fund invests in Russian securities, the Fund intends to invest directly in Russian companies that use an independent registrar. There can be no assurance that such investments will not result in a loss to a Fund.
Certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. In particular, as a result of recent events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or other countries could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These sanctions could also impair a Fund’s ability to meet its investment objective. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a Fund to freeze its existing investments in companies operating in or having dealings with sanctioned countries, prohibiting the Fund from selling or otherwise transacting in these investments. This could impact a Fund’s ability to sell securities or other financial instruments as needed to meet redemptions. A Fund could seek to suspend redemptions in the event that an emergency exists in which it is not reasonably practicable for the Fund to dispose of its securities or to determine the value of its net assets.
ISSUER RISK. The performance of each Fund depends on the performance of individual securities to which a Fund has exposure. Any issuer of these securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, expiration of patent protection, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.
LARGE CAP SECURITIES RISK. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
LARGE SHAREHOLDER TRANSACTION RISK. Certain shareholders, including funds advised by Hartford Funds Management Company, LLC, an affiliate of Lattice, may from time to time own a substantial amount of a Fund’s shares. In addition, a third-party investor, Lattice or an affiliate of Lattice, an authorized participant, a lead market maker, or another entity may invest in a Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a Fund’s listing exchange and may, therefore, have a material upward or downward effect on the market price of the Fund’s shares.

LIBOR RISK. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the LIBOR rate setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries have been or are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by a Fund.
On July 27, 2017, the head of the United Kingdom’s (“UK”) Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the debt securities or other instruments based on or referencing LIBOR in which a Fund invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments held by a Fund and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Among other negative consequences, the transition away from LIBOR could:
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Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives in which a Fund may invest;
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Require extensive negotiations of and/or amendments to agreements and other documentation governing LIBOR-linked investments products;
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Lead to disputes, litigation or other actions with counterparties or portfolio companies regarding the interpretation and enforceability of  “fall back” provisions that provide for an alternative reference rate in the event of LIBOR’s unavailability; and/or
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Cause a Fund to incur additional costs in relation to any of the above factors.
The risks associated with the above factors are heightened with respect to investments in LIBOR-based products that do not include a fall back provision that addresses how interest rates will be determined if LIBOR stops being published. Other important factors include the pace of the transition, the specific terms of alternative reference rates accepted in the market, the depth of the market for investments based on alternative reference rates, and the Adviser and/or Sub-Adviser’s ability to develop appropriate investment and compliance systems capable of addressing alternative reference rates.
LIQUIDATION OF FUNDS RISK. The Board may determine to close and liquidate a Fund at any time. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event for shareholders who do not hold their shares in a tax deferred account and, depending on a shareholder’s basis in his or her Fund shares, may result in the recognition of a gain or loss for tax purposes.
MARKET PRICE RISK. The NAV of a Fund's shares and the value of your investment may fluctuate. The market prices of a Fund's shares will generally fluctuate in accordance with changes in NAV, changes in the intraday value of the Fund's holdings, as well as the relative supply of and demand for the shares on the listing exchange. Although it is expected that each Fund’s shares will remain listed on an exchange, disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s NAV or the intraday value of the Fund’s holdings. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. Neither the Adviser nor the Sub-Adviser can predict whether a Fund's shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for a Fund's shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund's holdings trading individually or in the aggregate at any point in time. Authorized participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or a Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV. There can be no assurance as to whether and/or the extent to which a Fund's shares will trade at premiums or discounts to NAV or to the intraday value of the Fund's holdings.
MARKET RISK. Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that such markets will go down sharply and unpredictably. Securities or other investments may decline in value due to factors affecting securities markets generally or individual issuers. The value of a security or other investment may change in value due to general market conditions that are not related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security or other investment may also change in value due to factors that affect an individual issuer or a particular sector or industry. During a general downturn in the securities or other markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance. Any market disruptions, including those arising out of geopolitical events, pandemics, epidemics or natural/environmental disasters, could also prevent a Fund from executing advantageous investment decisions in a timely manner.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. A recent outbreak of COVID-19 has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
MARKET TRADING RISK. Individual Fund shares may be purchased and sold only on a national securities exchange or alternative trading system through a Broker, and may not be directly purchased or redeemed from the Fund. There can be no guarantee that an active trading market for shares will develop or be maintained, or that their listing will continue unchanged. Buying and selling shares may require you to pay brokerage commissions and expose you to other trading costs. Due to brokerage commissions and other transaction costs that may apply, frequent trading may detract from realized investment returns. Trading prices of shares may be above, at or below the Fund’s NAV, will fluctuate in relation to NAV based on supply and demand in the market for shares and other factors, and may vary significantly from NAV during periods of market volatility. The return on your investment will be reduced if you sell shares at a greater discount or narrower premium to NAV than that at which you acquired shares.
MASTER LIMITED PARTNERSHIP (“MLP”) RISK. Equity securities of MLPs are listed and traded on U.S. securities exchanges. The value of an MLP equity security fluctuates based predominately on the MLP’s financial performance, as well as changes in overall market conditions. Investments in MLP equity securities involve risks that differ from investments in common stocks, including risks related to the fact that investors have limited control of and limited rights to vote on matters affecting the MLP; dilution risks; and risks related to the general partner’s right to require investors to sell their holdings at an undesirable time or price. Debt securities of MLPs have characteristics similar to debt securities of other types of issuers, and are subject to the risks applicable to debt securities in general, such as credit risk, interest rate risk, and liquidity risk. Investments in debt securities of MLPs may not offer the tax characteristics of equity securities of MLPs. To the extent a Fund invests in debt securities of MLPs that are rated below investment grade, such investments are also subject to the risks in discussed in “High Yield Investments (‘Junk Bonds’)” above. Investments in MLPs are subject to cash flow risk and risks related to potential conflicts of interest between the MLP and the MLP’s general partner. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLP securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. In addition, if the tax treatment of an MLP changes, a Fund’s after-tax return from its MLP investment would be materially reduced.
MID CAP SECURITIES RISK. Mid capitalization securities involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable a Fund to effect sales at an advantageous time or without a substantial drop in price. These companies often have narrower markets, more limited operating or business history and more limited managerial or financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Generally, the smaller the company’s size, the greater these risks.
MONEY MARKET INSTRUMENTS. Each Fund may hold cash and invest in money market instruments at any time. Money market instruments include, but are not limited to: (1) banker’s acceptances; (2) obligations of governments (whether U.S. or foreign) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars), U.S. branches and agencies of foreign banks (Yankee dollars) and foreign branches of foreign banks; (6) asset-backed securities; and (7) repurchase agreements. A Fund may also invest in affiliated and unaffiliated money market funds that invest in money market instruments, as permitted by regulations adopted under the 1940 Act. A Fund’s ability to redeem shares of a money market fund may be impacted by recent regulatory changes relating to money market funds which permit the potential imposition of liquidity fees and redemption gates under certain circumstances.
NO GUARANTEE OF ACTIVE TRADING MARKET RISK. While each Fund’s shares are listed on a national exchange, there can be no assurance that active trading markets for shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in a Fund’s shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s shares.

OPERATIONAL RISKS. An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers. Among other things, these errors or failures as well as other technological issues may adversely affect the Funds’ ability to calculate their net asset values in a timely manner, including over a potentially extended period. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could causes losses to a Fund. In addition, as the use of technology increases, a Fund may be more susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or operational capacity. As a result, a Fund may incur regulatory penalties, reputational damage, additional compliance costs associated with corrected measures and/or financial loss. In addition, cybersecurity breaches of a Fund’s third party service providers or issuers in which a Fund invests may also subject a Fund to many of the same risks associated with direct cybersecurity breaches.
In addition, the Funds may rely on various third-party sources to calculate its net asset value. As a result, each Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or system failures and other technological issues may adversely impact a Fund’s calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation, and/or the inability to calculate net asset value over extended periods. The Funds may be unable to recover any losses associated with such failures.
OTHER CAPITAL SECURITIES. Other capital securities encompass a group of instruments referred to in capital markets as “Hybrids,” “Tier I and Tier 2” and “TRUPS.” These securities give issuers flexibility in managing their capital structure. The features associated with these securities are predominately debt like in that they have coupons, pay interest and in most cases have a final stated maturity. There are certain features that give the companies flexibility not commonly found in fixed income securities, which include, but are not limited to, deferral of interest payments under certain conditions and subordination to debt securities in the event of default. The deferral of interest payments, even for an extended period of time, is generally not an event of default, and the ability of the holders of such instruments to accelerate payment is generally more limited than with other debt securities.
OTHER INVESTMENT COMPANIES . The Funds are permitted to invest in other Hartford Funds and/or investment companies sponsored by other fund families (including investment companies that may not be registered under the 1940 Act) such as holding company depository receipts (“HOLDRs”) and ETFs. Securities in certain countries are currently accessible to the Funds only through such investments. Investment in other investment companies is limited in amount by the 1940 Act, and will involve the indirect payment by a Fund of a portion of the expenses, including advisory fees, of such other investment companies. The success of the Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies or ETFs to meet their investment objective.
These investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof. Generally, a Fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the Fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund; or (3) more than 5% of the Fund’s total assets would be invested in any one such investment company. Investments in listed closed-end funds are subject to the additional risk that shares of the closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some closed-end funds. Additionally, trading of closed-end fund shares may be halted and closed-end fund shares may be delisted by the listing exchange. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of closed-end funds. Closed-end funds are also subject to specific risks depending on the nature of the closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio. A business development company ("BDC"), which is a type of closed-end fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act, which was signed into law in March 2018, permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.
A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. BDC expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.
PASSIVE STRATEGY/INDEX RISK. The Funds are not actively managed and may be affected by a general decline in market segments related to their respective Index. Each Fund invests in securities included, in, or representative of, the Index, regardless of their investment merits. Additionally, Lattice generally does not attempt to take defensive positions under any market conditions, including declining markets.
PREFERRED STOCK RISK. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to debt securities. The value of convertible preferred stocks varies in response to many factors, including, for example, the value of the underlying equity securities, general market and economic conditions and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.
REAL ESTATE INVESTMENT TRUSTS (“REITs”). The Funds may invest in REITs. REITs pool funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders generally at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. A Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, a Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, if applicable, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
REAL ESTATE RELATED SECURITIES RISKS. The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values, including the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management may also affect real estate values. Further, the real estate industry is particularly sensitive to economic downturns. When economic growth is slow, demand for property decreases and prices may decline. If a Fund’s real estate related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type. See “Real Estate Investment Trusts (“REITs”)” above.
REGIONAL/COUNTRY FOCUS RISK. To the extent that a Fund focuses its investments in a particular geographic region or country, the Fund may be subject to increased currency, political, social, environmental, regulatory and other risks not typically associated with investing in a larger number of regions or countries. In addition, certain foreign economies may themselves be focused in particular industries or more vulnerable to political changes than the U.S. economy, which may have a pronounced impact on the Fund’s investments. As a result, such Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments. Regional and country focus risk is heightened in emerging markets.
The following sets forth additional information regarding risks associated with investing in certain economic regions.

Asian Economic Risk – Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and over-extension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. During the global recession that began in 2009, many of the export-driven Asian economies experienced the effects of the economic slowdown in the United States and Europe, and certain Asian governments implemented stimulus plans, low-rate monetary policies and currency devaluations. Economic events in any one Asian country may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Any adverse event in the Asian markets may have a significant adverse effect on some or all of the economies of the countries in which a Fund invests. Many Asian countries are subject to political risk, including corruption and regional conflict with neighboring countries. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. From time to time and as recently as February 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, or similar issues in the future. Any spread of an infectious illness or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy and other Asian economies. These risks, among others, may adversely affect the value of a Fund’s investments.
Central and South American Economic Risk – The economies of certain Central and South American countries are generally considered emerging markets and are generally characterized by high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. Currency devaluations in any one Latin American country can have a significant effect on the entire Latin American region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of exports for these regions and many economies in these regions are particularly sensitive to fluctuations in commodity prices. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. Adverse economic events in one country may have a significant adverse effect on other countries in these regions.
European Economic Risk – The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. Uncertainty relating to the United Kingdom's departure from the EU may have adverse effects on asset valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.
REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. A reverse repurchase agreement is a term used to describe the opposite side of a repurchase transaction. The party that purchases and later resells a security is said to perform a repurchase; the other party, that sells and later repurchases a security is said to perform a reverse repurchase. The Funds are permitted to enter into fully collateralized repurchase agreements. The Trust’s Board of Trustees has delegated to the Adviser, which has in turn delegated to the Sub-Adviser – subject to the Adviser’s oversight – the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Fund will engage in repurchase agreements. The Adviser and Sub-Adviser will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of the collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, a Fund could lose some or all of the principal and interest involved in the transaction. The use of reverse repurchase agreements may increase the possibility of fluctuation in a Fund’s net asset value.

As discussed in “Risk Factors in Derivative Instruments” above, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Trust’s asset segregation and cover policies discussed herein. Following the compliance date, these new requirements may limit a Fund’s ability to use derivatives and reverse repurchase agreements and similar financing transactions as part of the Fund’s investment strategies.
RESTRICTED SECURITIES. A Fund may invest in securities that are not registered under the 1933 Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted securities could hamper a Fund’s ability to raise cash to meet redemptions to the extent that such redemptions are effected on a cash basis. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted securities. Where registration is required for restricted securities a considerable time period may elapse between the time a Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, a Fund might obtain less favorable pricing terms that when it decided to sell the security. A Fund may purchase securities that may have restrictions on transfer or resale (including Rule 144A securities and Regulation S securities). “Rule 144A” securities (or equivalent securities issued pursuant to Regulation S of the 1933 Act) are privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. Rule 144A investments are subject to certain additional risks compared to publicly traded securities. If there are not enough qualified buyers interested in purchasing Rule 144A securities when a Fund wishes to sell such securities, the Fund may be unable to dispose of such securities promptly or at reasonable prices. For this reason, although 144A securities are generally considered to be liquid, a Fund’s holdings in Rule 144A securities may adversely affect the Fund’s overall liquidity if qualified buyers become uninterested in buying them at a particular time. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available. Further, issuers of Rule 144A securities can require recipients of the information to agree contractually to keep the information confidential, which could also adversely affect a Fund’s ability to dispose of a security.
Depending upon the circumstances, a Fund may only be able to sell these securities in the United States if an exemption from registration under the federal and state securities laws is available or may only be able to sell these securities outside of the United States (such as on a foreign exchange). These securities may either be determined to be liquid or illiquid pursuant to policies and guidelines established by the Trust's Board of Trustees.
RISKS OF QUALIFIED FINANCIAL CONTRACTS. Regulations adopted by federal banking regulators under the Dodd-Frank Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.

SECONDARY TRADING MARKET ISSUES. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. If a trading halt or unanticipated early closing of exchange occurs, a shareholder may be unable to purchase or sell shares of a Fund. There can be no assurance that the exchange’s requirements for maintaining the listing of a Fund will continue to be met or will remain unchanged.
While the creation/redemption feature is designed to make it likely that shares normally will trade close to a Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the shares (including through a trading halt) may result in market prices for shares of a Fund that differ significantly from its NAV or to the intra-day value of the Fund’s holdings. If an investor purchases shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses.
Given the nature of the relevant markets for certain of the securities held by a Fund, shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by a Fund may be traded in markets that close at a different time than the exchange on which the Fund is listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when such exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the shares’ NAV may widen.
When you buy or sell shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Shares of a Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are, therefore, subject to the risk of increased volatility and price decreases associated with being sold short.
SECURITIES LENDING RISK. Each Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1/3%) of the value of its total assets. The borrowers provide collateral that is marked to market daily, in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income. Each Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Each Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity. This strategy is not used to leverage a Fund.
With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.
A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees of the Trust (the “Board”) who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. Citibank, N.A. (“Citibank”) has been approved by the Board to serve as securities lending agent for the Funds and the Trust has entered into an agreement with Citibank for such services. Among other matters, the Trust has agreed to indemnify Citibank for certain liabilities. The fees that each Fund pays to Citibank are not reflected in the Fund’s fees but instead are calculated in the NAV of each Fund.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process – especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. Although Citibank has agreed to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund’s securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price.
SECURITIES TRUSTS. A Fund may invest in securities trusts, which are investment trust vehicles that maintain portfolios comprised of underlying debt securities that are generally unsecured. These instruments are purchased in the cash markets and vary as to the type of underlying security, but include such underlying securities as corporate investment grade and high yield bonds and credit default swaps. Examples include TRAINS, TRACERS, CORE and funded CDX. Holders of interests in these structured notes receive income from the trusts in respect of principal or interest paid on the underlying securities. By investing in such notes, a Fund will indirectly bear its proportionate share of any expenses paid by such notes in addition to the expenses of the Fund.
Investments in these types of structured products are subject to the same risks that would be associated with direct investments in the underlying securities of the structured notes. These risks include substantial market price volatility resulting from changes in prevailing interest rates; default or bankruptcy of issuers of the underlying securities; subordination to the prior claims of banks and other senior lenders in the case of default; and early repayment by issuers during periods of declining interest rates because of mandatory call or redemption provisions. In addition, structured note products may have difficulty disposing of the underlying securities because of thin trading markets.
SMALL CAPITALIZATION SECURITIES. The Funds may invest in equity securities (including securities issued in initial public offerings) of companies with smaller market capitalizations. Because the issuers of small capitalization securities tend to be smaller or less well-established companies, they may have limited product lines, market share or financial resources, may have less historical data with respect to operations and management and may be more dependent on a limited number of key employees. As a result, small capitalization securities are often less marketable than securities of larger or more well-established companies. Historically, small market capitalization securities and securities of recently organized companies are subject to increased price volatility due to: (i) less certain growth prospects; (ii) lower degrees of liquidity in the markets for such securities; (iii) thin trading that could result in the securities being sold at a discount or in small lots over an extended period of time; (iv) limited product lines, markets or financial resources; (v) dependence on a few key management personnel; (vi) increased sensitivity to changes in interest rates, borrowing costs and earnings; (vii) difficulty in obtaining information on smaller capitalization companies as compared with larger capitalization companies; (viii) greater sensitivity to changing economic conditions and increased risk of bankruptcy due to adverse developments or management changes affecting the company; and (ix) greater difficulty borrowing money to continue or expand operations. When a Fund invests in smaller company stocks that might trade infrequently, investors might seek to trade Fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as “price arbitrage”). If such price arbitrage were successful, it might interfere with the efficient management of a Fund’s portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of Fund shares held by other shareholders.
STRUCTURED SECURITIES. Structured securities and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate. Depending on the terms of the particular instrument and the nature of the Underlying Instrument, structured securities may be subject to equity market risk, commodity market risk, currency market risk or interest rate risk. Structured securities that do not involve any type of credit enhancement are subject to credit risk that generally will be equivalent to that of the Underlying Instruments. Credit enhanced securities will be subject to the credit risk associated with the provider of the enhancement. Certain Funds are permitted to invest in classes of structured securities that are either subordinated or unsubordinated with respect to the right to payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Certain issuers of such securities may be deemed to be “investment companies” as defined in the 1940 Act; therefore, a Fund’s investment in structured securities may be limited by certain investment restrictions contained therein. Structured securities may be leveraged, increasing the volatility of each structured security’s value relative to the change in the reference measure. Structured securities may also be more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
USE AS UNDERLYING FUND RISK. Each Fund may be an investment (an “Underlying Fund”) of a fund that pursues its investment goal by investing primarily in other funds (“fund of funds structure”). An Underlying Fund may experience relatively large redemptions or creations as the fund that uses a fund of funds structure periodically reallocates or rebalances its assets. These transactions, to the extent they are effected on a cash basis, may cause the Underlying Fund to sell portfolio securities to meet such redemptions, or to invest cash from such creations, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect Underlying Fund performance. In addition, such transactions could increase or decrease the recognition of capital gains and could affect the timing, amount and character of distributions you receive from an Underlying Fund.

VALUATION RISK. The sale price each Fund could receive for a security may differ from a Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when the Funds do not price its Shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares. In addition, for purposes of calculating each Fund’s NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by Lattice. This conversion may result in a difference between the prices used to calculate each Fund’s NAV and the prices used by the Index, which, in turn, could result in a difference between a Fund’s performance and the performance of the Index.
VOLATILITY RISK. The risk that a Fund’s share price, yield and total return may fluctuate more than those of funds that use a different investment strategy.
WARRANTS AND RIGHTS RISK. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a specific price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments. The market for warrants may be limited and it may be difficult for a Fund to sell a warrant promptly at an advantageous price.
ZERO COUPON SECURITIES. Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued and traded at a discount to their face value. The discount varies as the securities approach their maturity date (or the date on which interest payments are scheduled to begin). While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market rates than comparable securities that pay interest currently. Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.
PORTFOLIO TURNOVER
During the fiscal years ended September 30, 2020 and September 30, 2019, the portfolio turnover rate for each Fund was as follows:
Fund	Portfolio Turnover 09/30/20	Portfolio Turnover 09/30/19
Hartford Multifactor Developed Markets (ex-US) ETF	57%	63%
Hartford Multifactor Diversified International ETF[1]	156%	38%
Hartford Multifactor Emerging Markets ETF	77%	78%
Hartford Multifactor Small Cap ETF[1]	158%	50%
Hartford Multifactor US Equity ETF	71%	81%
1 The increase in portfolio turnover rate from 2019 to 2020 resulted from increased trading related to the change in the Fund's proprietary benchmark index.
Disclosure of Portfolio Holdings
DAILY DISCLOSURE
The Funds’ portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet websites. On each business day, before commencement of trading on NYSE Arca or Cboe BZX, as applicable, each Fund will disclose on hartfordfunds.com the identities and quantities of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the business day. In addition, one or more basket composition files, which include the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). Each basket represents one Creation Unit of a Fund. The Trust, the Adviser, Sub-Adviser or State Street Bank and Trust Company (“State Street”) will not disseminate non-public information concerning the Trust, except: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.

Fund Management
BOARD RESPONSIBILITIES. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trust’s Board of Trustees. The Board is responsible for oversight of the Funds. The Board elects officers who are responsible for the day–to-day operations of the Funds. The Board oversees the Adviser and the other principal service providers of the Funds. As described in more detail below, the Board has established five standing committees that assist the Board in fulfilling its oversight responsibilities: the Audit Committee, Compliance and Risk Oversight Committee, Contracts Committee, Investment Committee and Nominating and Governance Committee (collectively, the “Committees”).
The Board is chaired by an Independent Trustee (as defined below). The Independent Chairman (i) presides at Board meetings and participates in the preparation of agendas for the meetings, (ii) acts as a liaison with the Funds’ officers, Adviser and other trustees between meetings and (iii) coordinates Board activities and functions with the Chairperson of the Committees. The Independent Chairman may also perform such other functions as may be requested by the Board from time to time. The Board has determined that the Board’s leadership and committee structure is appropriate because it provides a foundation for the Board to work effectively with management and service providers and facilitates the exercise of the Board’s independent judgment. In addition, the committee structure permits an efficient allocation of responsibility among the Trustees.
The Board oversees risk as part of its general oversight of the Funds and risk is addressed as part of various Board and Committee activities. The Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Funds’ service providers, which are responsible for the day-to-day operations of the Funds, apply risk management in conducting their activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds, and that it is not possible to develop processes and controls to eliminate all risks and their possible effects. The Audit Committee, Compliance and Risk Oversight Committee, and Investment Committee receive reports or other information from management regarding risk assessment and management. In addition, the Adviser has established an internal committee focused on risk assessment and risk management related to the operations of the Funds and the Adviser, and the chairperson of that committee reports to the Compliance and Risk Oversight Committee on a semi-annual basis (or more frequently if appropriate). The Compliance and Risk Oversight Committee assists the Board in overseeing the activities of the Funds’ Chief Compliance Officer (“CCO”), and the CCO provides an annual report to the Compliance and Risk Oversight Committee and the Board regarding material compliance matters. The Compliance and Risk Oversight Committee and the Board receive and consider other reports from the CCO throughout the year. The Investment Committee assists the Board in overseeing investment matters. The Investment Committee receives reports from the Adviser relating to investment performance, including information regarding investment risk. The Audit Committee assists the Board in reviewing financial matters, including matters relating to financial reporting risks and valuation risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
TRUSTEES AND OFFICERS. There are currently ten members of the Board of Trustees, nine of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees” or “Non-Interested Trustees”). The Trust’s Board of Trustees (i) provides broad supervision over the affairs of the Trust and the Fund and (ii) elects officers who are responsible for the day-to-day operations of the Fund and the execution of policies formulated by the Board.
The first table below provides information about the Independent Trustees and the second table below provides information about the Trust’s “interested” trustee and the Trust’s officers.

NON-INTERESTED TRUSTEES
NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE TRUST	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
HILARY E. ACKERMANN (1956)	Trustee	Since 2017	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	73
Ms. Ackermann
served as a
Director of Dynegy,
Inc. from October
2012 through April
2018. Upon the
merger of Dynegy,
Inc. with Vistra
Energy
Corporation, Ms.
Ackermann
became a member
of the Board of
Directors of Vistra
Energy Corporation
effective May
2018. Ms.
Ackermann serves
as a Director of
Credit Suisse
Holdings (USA),
Inc. from January
2017 to present.

ROBIN C. BEERY (1967)	Trustee	Since 2014	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	73
Ms. Beery serves
as an Independent
Director of UMB
Financial
Corporation
(January 2015 to
present), has
chaired the
Compensation
Committee since
April 2017, and
serves on the Audit
Committee and the
Risk Committee.

LYNN S. BIRDSONG (1946)	Trustee and Chair of the Board	Trustee since 2017; Chair of the Board since 2019	From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm.	73	None

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE TRUST	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
DERRICK D. CEPHAS**** (1952)	Trustee	Since 2020	Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	73	Mr. Cephas serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee (March 2016 to present).
CHRISTINE R. DETRICK (1958)	Trustee	Since 2017	Ms. Detrick served as a Senior Partner/Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	73
Ms. Detrick serves
as a Director and
Chair of the
Nominating and
Governance
Committee of
Reinsurance Group
of America (from
January 2014 to
present). She also
serves as a
Director of Charles
River Associates
(May 2020 to
present).

ANDREW A. JOHNSON**** (1962)	Trustee	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	73	None
PAUL L. ROSENBERG**** (1953)	Trustee	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	73	None
LEMMA W. SENBET (1946)	Trustee	Since 2017	Dr. Senbet currently serves as the William E. Mayer Chair Professor of Finance, in the Robert H. Smith School of Business at the University of Maryland, where he was chair of the Finance Department from 1998 to 2006. In June 2013, he began a sabbatical from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training, which he completed in 2018.	73	None

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE TRUST	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
DAVID SUNG (1953)	Trustee	Since 2014	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	73	Mr. Sung serves as a Trustee of Ironwood Institutional Multi- Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
*
The address for each Trustee is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
**
Each Trustee holds an indefinite term until the Trustee’s retirement, which must be no later than December 31 of the year in which the Trustee turns 75 years of age, or the Trustee’s resignation, removal, or death prior to the Trustee’s retirement.
***
The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Schroders Opportunistic Income Fund.
****
Effective November 2, 2020, Messrs. Cephas, Johnson, and Rosenberg were elected and appointed to the Board of Trustees.

OFFICERS AND INTERESTED TRUSTEE
NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE TRUST	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
JAMES E. DAVEY**** (1964)	Trustee, President and Chief Executive Officer	Trustee since 2017; President and Chief Executive Officer since 2017
Mr. Davey serves as Executive Vice President of The
Hartford Financial Services Group, Inc. Mr. Davey has
served in various positions within The Hartford and its
subsidiaries and joined The Hartford in 2002.
Additionally, Mr. Davey serves as Director, Chairman,
President, and Senior Managing Director for Hartford
Funds Management Group, Inc. ("HFMG"). Mr. Davey
also serves as President, Manager, Chairman of the
Board, and Senior Managing Director for Hartford
Funds Management Company, LLC (“HFMC”);
Manager, Chairman of the Board, and President of
Lattice Strategies LLC (“Lattice”); Chairman of the
Board, Manager, and Senior Managing Director of
Hartford Funds Distributors, LLC (“HFD”); and
Chairman of the Board, President and Senior
Managing Director of Hartford Administrative Services
Company (“HASCO”), each of which is an affiliate of
HFMG.
				73	None
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2016
Mr. Decker serves as Chief Compliance Officer and
AML Compliance Officer of HASCO (since April 2015)
and Vice President of HASCO (since April 2018). Mr.
Decker serves as AML Officer of HFD (since May
2015). Mr. Decker also serves as Vice President of
HFMG (since April 2018). Prior to joining The Hartford,
Mr. Decker served as Vice President and AML Officer
at Janney Montgomery Scott (a broker dealer) from
April 2011 to January 2015.
				N/A	N/A
AMY N. FURLONG (1979)	Vice President and Treasurer	Since 2018
Ms. Furlong serves as Vice President and Assistant
Treasurer of HFMC (since September 2019). Ms.
Furlong has served in various positions within The
Hartford and its subsidiaries in connection with the
operation of the Hartford Funds. Ms. Furlong joined
The Hartford in 2004.
				N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016
Mr. Garger serves as Secretary, Managing Director
and General Counsel of HFMG, HFMC, HFD, and
HASCO (since 2013). Mr. Garger also serves as
Secretary and General Counsel of Lattice (since July
2016). Mr. Garger has served in various positions
within The Hartford and its subsidiaries in connection
with the operation of the Hartford Funds. Mr. Garger
joined The Hartford in 1995.
				N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017
Mr. Lucas serves as Executive Vice President of
HFMG (since July 2016) and as Executive Vice
President of Lattice (since June 2017). Previously, Mr.
Lucas served as Managing Partner of Lattice (2003 to
2016).
				N/A	N/A

NAME, YEAR OF BIRTH AND ADDRESS*	POSITION HELD WITH THE TRUST	TERM OF OFFICE** AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX*** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
JOSEPH G. MELCHER (1973)	Chief Compliance Officer and Vice President	Since 2017
Mr. Melcher serves as Executive Vice President of
HFMG and HASCO (since December 2013). Mr.
Melcher also serves as Executive Vice President
(since December 2013) and Chief Compliance Officer
(since December 2012) of HFMC, serves as Executive
Vice President and Chief Compliance Officer of Lattice
(since July 2016), serves as Executive Vice President
of HFD (since December 2013), and has served as
President and Chief Executive Officer of HFD (from
April 2018 to June 2019).
				N/A	N/A
VERNON J. MEYER (1964)	Vice President	Since 2016
Mr. Meyer serves as Managing Director and Chief
Investment Officer of HFMC and Managing Director of
HFMG (since 2013). Mr. Meyer has served in various
positions within The Hartford and its subsidiaries in
connection with the operation of the Hartford Funds.
Mr. Meyer joined The Hartford in 2004.
				N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016
Ms. Pellegrino serves as Vice President of HFMG
(since December 2013). Ms. Pellegrino also serves
as Vice President and Assistant Secretary of Lattice
(since June 2017). Ms. Pellegrino is a Senior Counsel
and has served in various positions within The
Hartford and its subsidiaries in connection with the
operation of the Hartford Funds. Ms. Pellegrino joined
The Hartford in 2007.
				N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017
Mr. Phillips is Deputy General Counsel for HFMG and
currently serves as Vice President (since February
2017) and Assistant Secretary (since June 2017) for
HFMG. Prior to joining HFMG in 2017, Mr. Phillips was
a Director and Chief Legal Officer of Saturna Capital
Corporation from 2014–2016. Prior to that, Mr.
Phillips was a Partner and Deputy General Counsel of
Lord, Abbett & Co. LLC.
				N/A	N/A
*
The address for each officer and Trustee is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
**
Each Trustee holds an indefinite term until the Trustee’s retirement, which must be no later than December 31 of the year in which the Trustee turns 75 years of age, or the Trustee’s resignation, removal, or death prior to the Trustee’s retirement. Each officer shall serve until his or her successor is elected and qualifies.
***
The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Schroders Opportunistic Income Fund.
****
“Interested person,” as defined in the 1940 Act, of the Trust because of the person’s affiliation with, or equity ownership of HFMC or affiliated companies.
All trustees and officers of the Trust also hold corresponding positions with The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Exchange-Traded Trust, and Hartford Schroders Opportunistic Income Fund.
STANDING COMMITTEES. As described in more detail below, the Board has established five standing committees that assist the Board in fulfilling its oversight responsibilities: the Audit Committee; Compliance and Risk Oversight Committee; Contracts Committee; Investment Committee; and Nominating and Governance Committee (collectively, the “Committees”). The Trust does not have a standing compensation committee; however, the Nominating and Governance Committee is responsible for making recommendations to the Board regarding the compensation of the non-interested members of the Board. The Board has adopted written charters for the Audit Committee, the Compliance and Risk Oversight Committee, the Investment Committee, and the Nominating and Governance Committee.
The Audit Committee currently consists of the following non-interested trustees: Hilary E. Ackermann, Lynn S. Birdsong, Derrick D. Cephas, Paul L. Rosenberg, and David Sung. The Audit Committee (i) oversees the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (ii)

assists the Board of Trustees in its oversight of the qualifications, independence and performance of the Funds’ independent registered public accounting firm; the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof; and the performance of the Funds’ internal audit function; and (iii) acts as a liaison between the Funds’ independent registered public accounting firm and the full Board. The Funds’ independent registered public accounting firm reports directly to the Audit Committee, and the Audit Committee regularly reports to the Board of Trustees.
Management is responsible for maintaining appropriate systems for accounting. The Trust’s independent registered public accounting firm is responsible for conducting a proper audit of each Fund’s financial statements and is ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject to approval by the non-interested trustees and ratification by the Trust shareholders, as required) and evaluate the Trust's independent registered public accounting firm, to determine the compensation of the Trust's independent registered public accounting firm and, when appropriate, to replace the Trust's independent registered public accounting firm.
The Compliance and Risk Oversight Committee currently consists of Hilary E. Ackermann, Lynn S. Birdsong, Derrick D. Cephas, Paul L. Rosenberg, and David Sung. The Compliance and Risk Oversight Committee assists the Board in its oversight of the adoption and implementation of compliance and enterprise risk management policies and procedures.
The Contracts Committee currently consists of all non-interested trustees of the Trust: Hilary E. Ackermann; Robin C. Beery; Lynn S. Birdsong; Derrick D. Cephas; Christine R. Detrick; Andrew A. Johnson; Paul L. Rosenberg; Lemma W. Senbet; and David Sung. The Contracts Committee assists the Board in its consideration and review of fund contracts and the consideration of strategy-related matters.
The Investment Committee currently consists of Robin C. Beery, Christine R. Detrick, Andrew A. Johnson, and Lemma W. Senbet. The Investment Committee assists the Board in its oversight of the Funds’ investment performance and related matters.
The Nominating and Governance Committee currently consists of all non-interested trustees of the Trust: Hilary E. Ackermann; Robin C. Beery; Lynn S. Birdsong; Derrick D. Cephas; Christine R. Detrick; Andrew A. Johnson; Paul L. Rosenberg; Lemma W. Senbet; and David Sung. The Nominating and Governance Committee: (i) screens and selects candidates to the applicable Board of Trustees and (ii) periodically reviews and evaluates the compensation of the non-interested trustees and makes recommendations to the Board of Trustees regarding the compensation of, and expense reimbursement policies with respect to, non-interested trustees. The Nominating and Governance Committee is also authorized to consider and make recommendations to the Board regarding governance policies, including, but not limited to, any retirement policy for non-interested trustees. The Nominating and Governance Committee will consider nominees recommended by shareholders for non-interested trustee positions if a vacancy among the non-interested trustees occurs and if the nominee meets the Committee’s criteria.
During the fiscal year ended September 30, 2020, the above referenced committees (or sub-committee thereof) met the following number of times: Audit Committee — 6 times, Investment Committee — 5 times, Nominating and Governance Committee — 5 times, Contracts Committee — 1 time and Compliance and Risk Oversight Committee — 4 times.
INDIVIDUAL TRUSTEE QUALIFICATIONS. The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Funds provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of each Fund’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.
Hilary E. Ackermann. Ms. Ackermann has over 25 years of credit, financial and risk management experience, including serving as the chief risk officer at a New York-chartered bank.
Robin C. Beery. Ms. Beery is an experienced business executive with over 30 years of experience in the financial services industry, including extensive experience as a senior executive overseeing the global distribution of mutual funds and institutional strategies for a large investment adviser.
Lynn S. Birdsong. Mr. Birdsong served in senior executive and portfolio management positions for investment management firms for more than 25 years. He has served as a director of other mutual funds for more than 10 years.
James E. Davey. Mr. Davey joined The Hartford Financial Services Group, Inc. (“The Hartford”) in 2002 and has served in various positions within The Hartford and its subsidiaries. Prior to joining The Hartford, Mr. Davey served in various management roles at Merrill Lynch, including director of 401(k) alliance management and director of corporate and institutional 401(k) product management, overseeing product profitability and marketing strategy. Mr. Davey has served on the Board of Governors for the Investment Company Institute (ICI).

Derrick D. Cephas. Mr. Cephas has more than forty years of experience as an attorney practicing in the banking, corporate, and financial services industries. He currently is a Partner of an international law firm and also serves as a director of a commercial bank. Mr. Cephas previously served in senior executive roles in state banking and other regulatory agencies and served as the chief executive officer of one of the largest privately owned banks in the U.S.
Christine R. Detrick. Ms. Detrick has over 30 years of experience leading and advising financial services companies and investors. She previously served as a director, head of the Americas financial services practice and senior advisor at a management consulting firm, and as the chief executive officer of a private savings bank.
Andrew A. Johnson. Mr. Johnson has over 30 years of experience as an investment professional responsible for a range of fixed-income and multi-asset class products. He currently serves as a diversity and inclusion advisor at a global investment management firm. In his previous roles, Mr. Johnson served as a chief investment officer, senior executive and portfolio manager.
Paul L. Rosenberg. Mr. Rosenberg has over 40 years of experience as a senior executive, strategy consultant, and senior official serving in the U.S. government. He currently is a partner of a non-profit strategy consulting firm. Mr. Rosenberg was previously a partner of a premier for-profit strategy consulting firm.
Lemma W. Senbet. For more than 30 years, Dr. Senbet has served as a professor of finance, including serving as the chair of the finance department at a major university. He has served the finance profession in various capacities, including as a director or officer of finance associations.
David Sung. Mr. Sung is an experienced financial services and auditing professional with over 37 years of experience serving clients in the investment management business.
References to the experience, attributes and skills of Trustees above are pursuant to requirements of the SEC and do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.
COMPENSATION OF OFFICERS AND TRUSTEES. No director, officer or employee of Lattice, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust.
The chart below sets forth the compensation paid to the following Trustees for the fiscal year ended September 30, 2020 and certain other information.
Name of Person, Position	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex Paid to Trustees
Hilary E. Ackermann, Trustee	$7,566	None	None	$337,000
Robin C. Beery, Trustee	$6,266	None	None	$280,500
Lynn S. Birdsong, Trustee	$10,331	None	None	$461,027
Derrick D. Cephas*	$1,268	None	None	$62,664
Christine R. Detrick, Trustee	$8,223	None	None	$366,353
Duane E. Hill, Trustee**	$8,328	None	None	$371,000
Andrew A. Johnson*	$1,268	None	None	$62,664
William P. Johnston, Trustee***	$1,516	None	None	$67,120
Phillip O. Peterson**	$2,917	None	None	$122,351
Paul L. Rosenberg*	$1,268	None	None	$62,664
Lemma W. Senbet, Trustee	$6,353	None	None	$284,000
David Sung, Trustee	$7,045	None	None	$315,226
*
Messrs. Cephas, Johnson, and Rosenberg were each elected as a Trustee of the Board effective November 2, 2020. The above includes compensation for Messrs. Cephas, Johnson, and Rosenberg received as Board nominees during the last fiscal year.
**
Mr. Hill retired as a Trustee of the Board effective December 31, 2020 and Mr. Peterson retired as a Trustee of the Board effective December 5, 2019.
***
Mr. Johnston retired as a Trustee of the Board effective September 23, 2019.
OWNERSHIP OF FUND SHARES. The following tables disclose the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2020 (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the trustee within the same family of investment companies:

NON-INTERESTED TRUSTEES
NAME OF TRUSTEE	FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Hilary E. Ackermann	None	None	Over $100,000
Robin C. Beery	None	None	$10,001-$50,000
Lynn S. Birdsong	None	None	Over $100,000
Derrick D. Cephas	None	None	None
Christine R. Detrick	None	None	$10,001-$50,000
Andrew A. Johnson	None	None	None
Paul L. Rosenberg	None	None	None
Lemma W. Senbet	None	None	Over $100,000
David Sung	None	None	None
INTERESTED TRUSTEE
NAME OF TRUSTEE	FUNDS	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
James E. Davey	Developing Markets ETF	$10,001-$50,000	Over $100,000
	Emerging Markets ETF	$0-$10,000
	Small Cap ETF	$0-$10,000
	US Equity ETF	$50,001-$100,000

Control Persons and Principal Security Holders
As of December 31, 2020, to the knowledge of the Trust’s management, except for the Hartford Multifactor Diversified International ETF and Hartford Multifactor Small Cap ETF, the officers and trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of December 31, 2020, the officers and trustees of the Trust, as a group, owned approximately 3.05% and 1.96% of the outstanding shares of the Hartford Multifactor Diversified International ETF and Hartford Multifactor Small Cap ETF, respectively. Although the Trust does not have information concerning the beneficial ownership of shares nominally held by the Depository Trust Company (“DTC”), the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund, as of December 31, 2020, is set forth below.
Fund/Shareholder	Percentage of Ownership
Hartford Multifactor Developed Markets (ex-US) ETF
National Financial Services Corporation, New York, NY	21.02%
TD Ameritrade Clearing, Inc., Omaha, NE	17.55%
Morgan Stanley Smith Barney LLC, Jersey City, NJ	11.59%
Charles Schwab & Co., Inc., San Francisco, CA	7.85%
American Enterprise Investment Services Inc., Minneapolis, MN	6.09%
LPL Financial Corporation, San Diego, CA	5.53%
Merrill Lynch, Pierce, Fenner & Smith Inc., New York, NY	5.43%

Hartford Multifactor Emerging Markets ETF
Charles Schwab & Co., Inc., San Francisco, CA	39.33%
Merrill Lynch, Pierce, Fenner & Smith Inc., New York, NY	20.18%
National Financial Services Corporation, New York, NY	17.32%
State Street Bank and Trust Company, North Quincy, MA	9.97%

Hartford Multifactor Small Cap ETF
TD Ameritrade Clearing, Inc., Omaha, NE	19.76%
Merrill Lynch, Pierce, Fenner & Smith Inc., New York, NY	18.03%
Charles Schwab & Co., Inc., San Francisco, CA	17.55%
BOFA Securities, Inc., New York, NY	13.56%
LPL Financial Corporation, San Diego, CA	12.18%
National Financial Services Corporation, New York, NY	7.98%

Fund/Shareholder	Percentage of Ownership
Hartford Multifactor Diversified International ETF
JP Morgan Chase Bank N.A., Dallas, TX	40.00%
J.P. Morgan Securities LLC, New York, NY	39.36%
BOFA Securities, Inc., New York, NY	13.49%

Hartford Multifactor US Equity ETF
State Street Bank and Trust Company, North Quincy, MA	36.67%
National Financial Services Corporation, New York, NY	13.05%
LPL Financial Corporation, San Diego, CA	10.64%
Charles Schwab & Co., Inc., San Francisco, CA	7.91%
Pershing LLC, Jersey City, NJ	5.54%
Edward D. Jones & Co., Saint Louis, MO	5.05%
As of December 31, 2020, The Hartford and/or one of its subsidiaries may be deemed to control Hartford Multifactor Diversified International ETF and Hartford Multifactor Small Cap ETF due to its beneficial ownership of 25% or more of the outstanding shares of each Fund.
Investment Advisory Arrangements
The Trust, on behalf of the Funds, has entered into an investment advisory agreement with Lattice. The investment advisory agreement provides that Lattice, subject to the supervision and approval of the Trust’s Board of Trustees, is responsible for the management of the Funds. In addition, Lattice, its affiliate(s) – including HFMC – or certain third-party service providers provide administrative services to the Trust, including personnel, services, equipment and facilities and office space for proper operation of the Trust.
Lattice administers the business and affairs of each Fund. With respect to each Fund, Lattice may retain and compensate the sub-adviser that invests and reinvests the assets of the Fund pursuant to the sub-advisory agreement with Lattice. In this regard, Lattice will, whether directly or through engagement of a sub-adviser, regularly provide each Fund with research, advice and supervision, and will furnish continuously an investment program for the Fund consistent with the investment objectives and policies of the Fund. Lattice shall also monitor, supervise and oversee the sub-adviser. Among other services, Lattice: (i) provides and, as necessary, reevaluates and updates the investment objectives and parameters, asset classes, and risk profiles of each Fund; (ii) determines, as permitted through the engagement of the sub-adviser, what securities and other financial instruments should be purchased for each Fund and the portion of the Fund's portfolio to be held in cash; (iii) monitors each Fund's performance and examines and recommends ways to improve performance; (iv) meets with and monitors the sub-adviser to confirm its compliance with each Fund's investment strategies and policies and for its adherence to legal and compliance procedures; (v) researches and recommends the sub-adviser or portfolio managers for each Fund; and (vi) reports to the Board on the performance of each Fund and recommends action as appropriate.
Among other services, Lattice: (i) assists in all aspects of each Fund's operations, including the supervision and coordination of service providers (e.g., the custodian, transfer agent or other shareholder servicing agents, accountants, and attorneys), and serves as the liaison between such service providers and the Board; (ii) drafts and negotiates agreements between service providers and the Trust; (iii) prepares meeting materials for the Trust's Board and produces such other materials as the Board may request; (iv) coordinates and oversees filings with the SEC; (v) develops and implements compliance programs for each Fund; (vi) provides day-to-day legal and regulatory support for each Fund; (vii) assists each Fund in the handling of regulatory examinations; and (viii) makes reports to the Board regarding the performance of the Funds' investment manager.
With respect to the Funds, Lattice has entered into an investment sub-advisory agreement with Mellon. Under the investment sub-advisory agreement, Mellon, subject to the general supervision of the Trust’s Board of Trustees and Lattice, is responsible for (among other things) the investment and reinvestment of the assets of the Funds and furnishing the Funds with advice and recommendations with respect to investments and the purchase and sale of appropriate securities for the Funds.
As provided by the investment advisory agreement, each Fund pays Lattice an investment advisory fee that is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the Fund’s average daily net assets. With respect to each Fund, Lattice (not the Fund) pays the sub-advisory fees to the Sub-Adviser.

ADVISORY FEES
For the fiscal year ended September 30, 2020, each Fund paid a fee to Lattice at an effective management fee rate based on a stated percentage of the Fund’s average daily net asset value as follows:
AVERAGE DAILY NET ASSETS	ANNUAL RATE
Developed Markets (ex-US) ETF	0.29%
Diversified International ETF	0.29%
Emerging Markets ETF	0.44%
Small Cap ETF	0.35%*
US Equity ETF	0.19%
*
Effective November 6, 2019, the Hartford Multifactor Small Cap ETF's annual management fee rate was reduced from 0.39% to 0.34% of the Fund's average daily net assets. From October 1, 2019 through November 5, 2019, the annual contractual management fee rate for Hartford Multifactor Small Cap ETF was 0.39% of the Fund's average daily net assets.
Under the investment advisory agreement, Lattice shall pay all expenses of the Trust, except for: (i) interest and taxes; (ii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (iii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iv) extraordinary expenses; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) acquired fund fees and expenses; and (vii) the advisory fee payable to Lattice under the investment advisory agreement.
The Adviser has agreed to waive the advisory fee payable in respect of a Fund if such Fund invests all (or substantially all) of its assets in a single, registered open-end management investment company as part of a “master-feeder” structure in accordance with Section 12(d)(1)(E) under the 1940 Act. At this time, no Fund operates as a feeder fund in a master-feeder structure.
ADVISORY FEE PAYMENT HISTORY
The following chart shows, for the last three fiscal years ended September 30, the amount of advisory fees paid by each Fund to Lattice, as investment adviser.
Fund Name	2018	2019	2020
Hartford Multifactor Developed Markets (ex-US) ETF	$1,167,111	$5,150,796	$6,739,322
Hartford Multifactor Diversified International ETF	$18,007	$15,212	$14.303
Hartford Multifactor Emerging Markets ETF	$320,477	$373,633	$241,115
Hartford Multifactor Small Cap ETF	$93,401	$84,416	$45,384
Hartford Multifactor US Equity ETF	$173,859	$452,420	$559,559
The following chart shows, for the last three fiscal years ended September 30, the net aggregate sub-advisory fees paid to Mellon. The fees paid to Mellon are shown both in dollars and as a percentage of each Fund’s average daily net assets that Mellon managed during the applicable period.
Fund Name	2018	2019	2020
Hartford Multifactor Developed Markets (ex-US) ETF
Net Aggregate Sub-Advisory Fees Paid	$124,441	$661,968	$819,539
% Net Aggregate Sub-Advisory Fees Paid	0.03%	0.04%	0.04%
Hartford Multifactor Diversified International ETF
Net Aggregate Sub-Advisory Fees Paid	$38,133	$2,282	$2,147
% Net Aggregate Sub-Advisory Fees Paid	0.69%	0.04%	0.04%
Hartford Multifactor Emerging Markets ETF
Net Aggregate Sub-Advisory Fees Paid	$87,235	$54,791	$36,132
% Net Aggregate Sub-Advisory Fees Paid	0.14%	0.07%	0.07%
Hartford Multifactor Small Cap ETF
Net Aggregate Sub-Advisory Fees Paid	$78,351	$12,654	$7,006
% Net Aggregate Sub-Advisory Fees Paid	0.37%	0.06%	0.05%
Hartford Multifactor US Equity ETF
Net Aggregate Sub-Advisory Fees Paid	$82,370	$68,011	$83,985
% Net Aggregate Sub-Advisory Fees Paid	0.10%	0.03%	0.03%

Pursuant to the investment advisory agreement, Lattice is not liable to the Funds for an error of judgment or for any loss suffered by the Funds in connection with the matters to which its agreement relates, except a loss resulting from a breach of fiduciary duty with respect to a receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Lattice in the performance of its duties or from its reckless disregard of the obligations and duties under the agreement.
Pursuant to the investment sub-advisory agreement, the Sub-Adviser must exercise due care and diligence when discharging its duties under the sub-advisory agreement and use the same care and skill in providing its services under the sub-advisory agreement as it uses in providing services to other investment companies, accounts and customers. Unless the Sub-Adviser acts in bad faith, in willful misconduct, with gross negligence or with reckless disregard of its duties under the sub-advisory agreement or under applicable law, the Sub-Adviser is not liable to the Trust, any Fund, Lattice or its affiliates for any of its acts or omissions, or any acts or omissions of any other person or entity, in the course of or connected with the Sub-Adviser performing its obligations under the sub-advisory agreement. If the Sub-Adviser acts in bad faith, in willful misconduct, with gross negligence or with reckless disregard of its duties under the sub-advisory agreement or under applicable law, the Sub-Adviser is responsible for indemnifying and holding harmless the Trust, Lattice and each of their respective affiliates from all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) resulting from: (1) any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser for the purpose of inclusion in any Fund’s current registration statement; (2) a material breach of any of the representations, warranties, covenants or obligations of the Sub-Adviser with respect to the investment sub-advisory agreement; or (3) any willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser in the performance of its duties and obligations under the investment sub-advisory agreement (except to the extent that the loss results from Lattice’s or the Trust’s willful misfeasance, bad faith, negligence, or reckless disregard in the performance of their respective duties and obligations under the sub-advisory agreement or the applicable investment advisory agreement).
Lattice, whose business address is 690 Lee Road, Wayne, Pennsylvania 19087, was organized in 2003. Excluding affiliated funds of funds, as of December 31, 2020 Lattice and HFMC, of which Lattice is a wholly owned subsidiary, had approximately $137.8 billion in assets under management.
Mellon, BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108-4408, serves as the investment Sub-Adviser for the Funds pursuant to an investment sub-advisory agreement between the Adviser and Mellon, dated July 29, 2016. As of December 31, 2020, the Sub-Adviser managed approximately $613.6 billion in assets.
HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of its respective Funds, and HFMC. HFMC is not entitled to any compensation under this agreement. HFMC has delegated certain accounting service functions to State Street Bank and Trust Company. The costs and expenses of such delegation are borne by HFMC, not by the Funds.
Portfolio Managers
OTHER ACCOUNTS SUB-ADVISED OR MANAGED BY MELLON PORTFOLIO MANAGERS
The following table lists the number and types of other accounts sub-advised or managed by the Funds’ portfolio managers and assets under management in those accounts as of September 30, 2020:
PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANY ACCOUNTS	ASSETS MANAGED (in millions)	OTHER POOLED INVESTMENT VEHICLES	ASSETS MANAGED (in millions)	OTHER ACCOUNTS	ASSETS MANAGED (in millions)
Thomas J. Durante, CFA	113	$99,565	103	$ 95,007	59	$ 114,383
Marlene Walker Smith	113	$99,565	103	$ 95,007	59	$ 114,383
Todd Frysinger, CFA	113	$99,565	103	$ 95,007	59	$ 114,383
David France, CFA	113	$99,565	103	$ 95,007	59	$ 114,383
Michael Stoll	113	$99,565	103	$ 95,007	59	$ 114,383
Vlasta Sheremeta, CFA	113	$99,565	103	$ 95,007	59	$ 114,383
There are no performance fees associated with any of these accounts.
CONFLICTS OF INTEREST BETWEEN THE FUNDS SUB-ADVISED BY MELLON PORTFOLIO MANAGERS AND OTHER ACCOUNTS
It is the policy of Mellon Investments Corporation (the “Firm”) to make business decisions free from conflicting outside influences. The Firm’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. The Firm’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation (“BNYM”), potential conflicts may also arise between the Firm and other BNYM companies.

The Firm will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, the Firm has adopted a Code of Ethics (the “Code”) and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. Our compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, the Firm has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.
All material conflicts of interest are presented in greater detail within Part 2A of our Form ADV.
COMPENSATION OF MELLON PORTFOLIO MANAGERS
The firm’s rewards program is designed to be market-competitive and align our compensation with the goals of our clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes our investment personnel to focus on long-term alpha generation.
Our incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to the firm’s overall performance, the team’s investment performance, as well as individual performance.
Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.
The following factors encompass our investment professional rewards program.
•
Base salary
•
Annual cash incentive
•
Long-Term Incentive Plan
•
Deferred cash for investment
•
BNY Mellon restricted stock units
Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager’s accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.
EQUITY SECURITIES BENEFICIALLY OWNED BY MELLON PORTFOLIO MANAGERS
The Funds’ portfolio managers do not beneficially own any Shares of the Funds as of September 30, 2020.

Portfolio Transactions and Brokerage
The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities.
Subject to any policy established by the Trust’s Board of Trustees and Lattice, the Sub-Adviser is primarily responsible for the daily investment of the assets of each Fund and the placing of its portfolio transactions. In placing brokerage orders, it is the policy of the Funds to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of execution. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest possible spread or commission. Lattice may instruct the Sub-Adviser to direct certain brokerage transactions, using best efforts, subject to obtaining best execution, to broker/dealers in connection with a commission recapture program used to defray fund expenses for a Fund.
The Sub-Adviser generally deals directly with the dealers who make a market in the securities involved (unless better prices and execution are available elsewhere) if the securities are traded primarily in the over-the-counter market. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. In addition, the Sub-Adviser may effect certain “riskless principal” transactions through certain dealers in the over-the-counter market under which “commissions” are paid on such transactions. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.
While the Sub-Adviser seeks to obtain the most favorable net results in effecting transactions in a Fund’s portfolio securities, broker-dealers who provide investment research to the Sub-Adviser may receive orders for transactions from the Sub-Adviser. Such research services ordinarily consist of assessments and analyses of or affecting the business or prospects of a company, industry, economic sector or financial market. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Sub-Adviser may from time to time cause a Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in the 1934 Act) to the Sub-Adviser an amount in respect of securities transactions for the Fund in excess of the amount that another broker-dealer would have charged in respect of that transaction. See “Soft Dollar Practices” below.
Accounts managed by the Sub-Adviser (or its affiliates) may hold securities also held by the Fund. Because of different investment objectives or other factors, a particular security may be purchased by the Sub-Adviser for one client when one or more other clients are selling the same security. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.
For the fiscal years ended September 30, 2020, 2019 and 2018, the approximate amount of brokerage commissions paid by each Fund is set forth in the table below.
Fund Name	2018	2019	2020
Hartford Multifactor Developed Markets (ex-US) ETF	$126,885	$821,289	$565,745
Hartford Multifactor Diversified International ETF	$1,466	$1,352	$5,212
Hartford Multifactor Emerging Markets ETF	$29,124	$82,637	$48,316
Hartford Multifactor Small Cap ETF	$5,748	$8,889	$7,633
Hartford Multifactor US Equity ETF	$7,594	$36,785	$49,109
SOFT DOLLAR PRACTICES. To the extent consistent with Section 28(e) of the 1934 Act, the Sub-Adviser may obtain “soft dollar” benefits in connection with the execution of transactions for a Fund. The Sub-Adviser may cause a Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Information so received is in addition to and not in lieu of the services that the Sub-Adviser is required to perform under the applicable investment sub-advisory agreement. In circumstances where two or more broker-dealers are equally capable of providing best execution, the Sub-Adviser may, but is under no obligation to, choose the broker-dealer that provides superior research or analysis as determined by the Sub-Adviser in its sole discretion. Neither the management fees nor the sub-advisory fees paid by a Fund are reduced because the Sub-Adviser or its affiliates receive these services even though the Sub-Adviser or its affiliates might otherwise be required to purchase some of these services for cash. Some of these services are of value to the Sub-Adviser or its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing a Fund. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the Sub-Adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.
As of September 30, 2020, the Sub-Adviser does not use the Funds’ assets for, or participate in, third party soft dollar arrangements, although the Sub-Adviser may in the future receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services and would be payable by the Funds. The Sub-Adviser does not “pay up” for the value of any such proprietary research.
The following table identifies the Funds’ regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act) whose securities the Funds have acquired during the fiscal year ended September 30, 2020 and the value of each Fund’s aggregate holdings of each such issuer as of September 30, 2020.
FUND	REGULAR BROKER OR DEALER	AGGREGATE VALUE
Hartford Multifactor Developed Markets (ex-US) ETF
	HSBC Holdings plc	$3,084,630
	UBS Group AG	$2,578,178
Hartford Multifactor Diversified International ETF
	UBS Group AG	$12,556
	HSBC Holdings plc	$164
Hartford Multifactor Emerging Markets ETF
	N/A	N/A
Hartford Multifactor Small Cap ETF
	N/A	N/A
Hartford Multifactor US Equity ETF
	Bank of America Securities LLC	$1,608,489
	Citigroup, Inc.	$151,359
	JP Morgan Chase & Co.	$1,805,352
	Morgan Stanley	$372,875
Fund Expenses
Lattice shall pay all expenses of the Trust, except for: (i) interest and taxes; (ii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (iii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iv) extraordinary expenses; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) acquired fund fees and expenses; and (vii) the advisory fee payable to Lattice under the investment advisory agreement. The payment or assumption by Lattice of any expense of the Trust that Lattice is not required by the investment advisory agreement to pay or assume shall not obligate Lattice to pay or assume the same or any similar expense of the Trust on any subsequent occasion. In addition, a Fund (and not the Adviser) will indirectly bear a pro rata share of fees and expenses incurred by any investment companies, including business development companies, in which the Fund is invested.
Distribution Arrangements
GENERAL
ALPS serves as the principal underwriter and distributor for the Funds pursuant to a Distribution Agreement initially approved by the Trust’s Board of Trustees. ALPS’ principal business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203. ALPS is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (1) by the vote of a majority of the trustees of the Trust, including a majority of the trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of the Trust, or (2) by the vote of a majority of the outstanding voting securities of a Fund. ALPS will not distribute Shares in less than Creation Units, and it does not maintain a secondary market in the Shares. ALPS may enter into participant agreements (“Participant Agreements”) with other broker-dealers or other qualified financial institutions with respect to creations and redemptions of Creation Units.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES. As stated in the prospectus under Payments to Financial Intermediaries and Other Entities, Lattice and/or its affiliates may make additional compensation payments out of their own assets, and not as an expense to or out of the assets of the Funds, to Financial Intermediaries for services support and/or related to activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, and the support of technology platforms and/or reporting systems. Lattice and/or its affiliates may also make payments to Financial Intermediaries for the provision of analytical or other data to Lattice or its affiliates relating to sales of Fund Shares. For these reasons, (1) if your Financial Intermediary receives greater payments with respect to a Fund than it receives with respect to other products, it may be more inclined to sell you shares of the Fund rather than another product and/or (2) if your Financial Intermediary receives greater payments with respect to a Fund, such payments may create an incentive for the Financial Intermediary to favor the Fund rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary if you want additional information regarding any additional payments it receives (“Additional Payments”). These Additional Payments, which would be in addition to commissions, account fees or other charges that your Financial Intermediary may assess, may create an incentive for your Financial Intermediary to sell and recommend the Funds over other products for which it may receive less compensation.
COMMISSIONS TO DEALERS
For the fiscal year ended September 30, 2020, ALPS did not receive any commissions for the sale of Fund shares.
DISTRIBUTION PLAN
The Board has approved the adoption of a distribution plan (a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for shares of each Fund. Pursuant to the Plan, each Fund may pay ALPS a fee of up to 0.25% of the average daily net assets attributable to shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. However, no 12b-1 Plan fee is currently charged to the Funds, and there are no plans in place to impose a 12b-1 Plan fee.
The 12b-1 Plan fee may only be imposed or increased when the Board of Trustees determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan fee may cost an investor more than other types of sales charges.
GENERAL. Distribution fees paid to ALPS, if authorized by the Board in the future, may be spent on any activities or expenses primarily intended to result in the sale of a Fund’s shares including, but not limited to: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the Fund’s shares; (b) compensation to employees of ALPS; (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of ALPS incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information; and (d) the costs of preparation, printing and mailing reports used for sales literature and related expenses, advertisements and other distribution related expenses (including personnel of ALPS). If authorized by the Board in the future, service fees paid under the Plan are payments for the provision of personal service and/or the maintenance of shareholder accounts. The Plan is considered a compensation type plan, which means that a Fund pays ALPS the entire fee, if authorized by the Board in the future, regardless of ALPS’ expenditures. Even if ALPS’ actual expenditures exceed the fee payable to ALPS, if authorized by the Board in the future, at any given time, the Fund will not be obligated to pay more than that fee. If ALPS’ actual expenditures are less than the fee payable to ALPS, if authorized by the Board in the future, at any given time, ALPS may realize a profit from the arrangement.
The Plan was adopted by a majority vote of the Board of Trustees of the Trust, including at least a majority of trustees who are not, and were not at the time they voted, interested persons of a Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on the Plan. In approving the Plan, the trustees identified and considered a number of potential benefits that the Plan may provide to a Fund and its shareholders. Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the trustees of the Trust in the manner described above. The Plan may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of a Fund affected by the increase, and material amendments to the Plan must also be approved by the Board of Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the trustees of the Trust who are not interested persons of a Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a “majority of the outstanding voting securities” of the Fund. The Plan will automatically terminate in the event of its assignment.

Creation and Redemption of Shares
The Trust will issue and sell shares of the Funds only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement, on any Business Day (as defined below).
In its discretion, Lattice reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of a Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to the Funds is each day the New York Stock Exchange (“NYSE” or the “Exchange”) is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than a Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) Authorized Participants based on the official closing NAV. The Trust reserves the right to advance the time by which creation and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
FUND DEPOSIT
The consideration for purchase of Creation Units will generally consist of Deposit Securities and the Cash Component (together, the “Fund Deposit”), or, as permitted or required by the Fund, other in-kind securities and/or cash. The portfolio of securities required in a Fund Deposit may be different than the portfolio of securities a Fund will deliver upon redemption of Fund shares. Due to various legal and operational constraints in certain asset classes or countries in which a Fund invests, Creation Units of the Fund may be issued wholly or partially for cash. The Deposit Securities and Cash Component are subject to any adjustments, as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities and Cash Component is made available.
The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant. The Cash Component may also include a “Dividend Equivalent Payment,” which enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for a Fund and ends on the next ex-dividend date.
The State Street Bank and Trust Company (the “Transfer Agent”), through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the identity and the required number or amount of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day).
The Trust reserves the right to accept a basket of securities or cash that differs from a published or transacted Fund Deposit or to permit or require the substitution of an amount of cash (a “cash-in-lieu” amount), or the substitution of a security, to replace any Deposit Security for any reason at the Trust’s sole discretion but is not required to do so. With respect to each Fund, the adjustments to the proportions of Deposit Securities described above will reflect changes known to HFMC on the date of announcement to be in effect by the time of delivery of the Fund Deposit or from stock splits and other corporate actions.
PROCEDURES FOR CREATING CREATION UNITS
To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be: (i) a “Participating Party,” i.e. a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a participant of DTC (“DTC Participant”) and must have executed a Participant Agreement with the Distributor (and accepted by the Transfer Agent), with respect to creations and redemptions of Creation Units (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an “Authorized Participant.” All shares of a Fund, however created, will be entered on the records of DTC in the name of its nominee for the account of a DTC Participant.

Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units of a Fund must be received by the Transfer Agent no later than 4:00 p.m., Eastern time ("Order Cutoff Time") in each case on the date such order is placed for creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined after receipt of an order in proper form. A “Custom Order” may be placed by an Authorized Participant in the event that a Fund accepts (or delivers, in the case of a redemption) a basket of securities or cash that differs from the published Deposit Securities or Fund Securities (discussed below). Custom Orders must be received by the Transfer Agent at such earlier time as provided in the Participant Agreement. On days when the Exchange closes earlier than normal (such as the day before a holiday), a Fund will require standard orders to create Creation Units to be placed by the earlier closing time and Custom Orders to create Creation Units must be received no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit orders, including Custom Orders, until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant through the Transfer Agent’s electronic order system or by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent, Distributor or an Authorized Participant.
All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers are expected to execute a Participant Agreement and only a small number of such Authorized Participants are expected to have international capabilities.
Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Transfer Agent and deposited into the Trust.
Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Orders to create Creation Units of a Fund may be placed through the Clearing Process using procedures applicable to domestic funds for domestic securities (“Domestic Funds”) (see “Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process using the procedures applicable to either Domestic Funds or foreign funds for foreign securities (“Foreign Funds”) (see “—Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that the Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.
PROCEDURES FOR CREATING CUSTOM BASKETS
Creation and redemption baskets may differ, and each Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of a Fund’s portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that is negotiated with and/or contains bespoke cash substitutions for a single Authorized Participant on the same business day. Each Fund has adopted policies and procedures that govern the construction and acceptance of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are designed in the best interests of a Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser or Sub-Adviser who are required to review each custom basket for compliance. In addition, when constructing custom baskets for redemptions, the tax efficiency of a Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant.

PLACEMENT OF CREATION ORDERS USING CLEARING PROCESS
Fund Deposits created through the Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement.
The Participant Agreement authorizes the Transfer Agent to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Transfer Agent to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the second (2nd) Business Day) and the Cash Component to the Trust, together with such additional information as may be required by the Transfer Agent and the Distributor as set forth in the Participant Agreement. An order to create Creation Units of a Fund through the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Order Cutoff Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. All orders are subject to acceptance by the Distributor.
PLACEMENT OF CREATION ORDERS OUTSIDE CLEARING PROCESS—DOMESTIC FUNDS
Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of a Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Transfer Agent through the Federal Reserve wire system in a timely manner so as to be received by the Transfer Agent no later than 2:00 p.m. Eastern time on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of a Fund outside the Clearing Process will be deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Order Cutoff Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the current NAV of a Fund. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Transfer Agent.
Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)
PLACEMENT OF CREATION ORDERS OUTSIDE CLEARING PROCESS—FOREIGN FUNDS
The Transfer Agent will inform the Distributor, HFMC and State Street Bank and Trust Company (“the Custodian”) upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate subcustodian. For the Funds, the Custodian will cause the subcustodian of the Funds to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash-in-lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.
Once the Distributor has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of a Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.
Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component and applicable transaction fee have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and HFMC will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

ACCEPTANCE OF CREATION ORDERS
The Trust and the Distributor reserve the absolute right to reject or revoke acceptance of a creation order transmitted to it in respect to a Fund, for example if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) acceptance of the Fund Deposit would have certain adverse tax consequences to the Fund; (iv) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (v) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or HFMC, have an adverse effect on the Trust or the rights of beneficial owners of the Fund; or (vi) in the event that circumstances outside the control of the Trust, the Transfer Agent, the Distributor or HFMC make it for all practical purposes impossible to process creation orders. The Distributor shall notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. Neither the Trust, the Transfer Agent, the Distributor nor HFMC are under any duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.
All questions as to the number of shares of Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered and the amount and form of the Cash Component, as applicable, shall be determined by the Trust, and the Trust’s determination shall be final and binding.
CREATION TRANSACTION FEE
A creation transaction fee payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction, as described in the table below. Where the Trust permits or specifies cash creations, an Authorized Participant submitting a cash creation order may also be assessed a variable transaction fee on the cash portion of its order up to a maximum amount as indicated in the table below.
FUND	STANDARD CASH TRANSACTION FEE*	STANDARD IN-KIND TRANSACTION FEE*	MAXIMUM VARIABLE TRANSACTION FEE**
Hartford Multifactor Developed Markets (ex-US) ETF	$100	$3,000	$12,000
Hartford Multifactor Diversified International ETF	$100	$2,000	$8,000
Hartford Multifactor Emerging Markets ETF	$100	$1,750	$7,000
Hartford Multifactor Small Cap ETF	$100	$1,000	$4,000
Hartford Multifactor US Equity ETF	$100	$800	$3,200
*
An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.
**
The Funds may charge an additional variable transaction fee for creations in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and Lattice’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.
In the case of cash creations or where the Trust permits or requires a creator to substitute cash, or another security, in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable transaction fee to compensate a Fund for the costs associated with purchasing the applicable securities as disclosed in the table above. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant may be required to reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at HFMC’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. HFMC may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect existing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. See “Portfolio Transactions and Brokerage” for additional information regarding certain cash creation transactions. From time to time, all or a portion of a Fund’s creation transaction fees may be waived at the sole discretion of the Fund, including where an Authorized Participant is engaged in certain customized creation and redemption basket activity that is designed to benefit the Fund. To the extent a Fund does not recoup the amount of costs incurred in connection with a creation transaction, those costs will be borne by the Fund and may negatively affect the Fund’s performance.
REDEMPTION OF CREATION UNITS
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Funds will not redeem shares in amounts less than Creation Units (except each Fund may redeem shares in amounts less than a Creation Unit in the event the Fund is being liquidated). Beneficial owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.
With respect to each Fund, the Transfer Agent, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number or amount of the Fund’s securities (“Fund Securities”) and/or an amount of cash that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. All orders are subject to acceptance by the Distributor. Each Fund’s securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.
Unless cash only redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit will generally consist of Fund Securities – as published on the Business Day of the request for a redemption order received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Notwithstanding the foregoing, the Trust reserves the right to deliver a basket of securities and/or cash that differs from a basket of Fund Securities and cash published or transacted for redemption on a Business Day, or to permit or require the substitution of an amount of cash (a “cash-in-lieu” amount) or another security to replace any Fund Security. Where “cash-in-lieu” is required or permitted, the amount of cash, or the value of the substituted security, paid out in such cases will be equivalent to the value of the instrument listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by an Authorized Participant.
Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and each Fund reserves the right to redeem Creation Units for cash, or to substitute securities, to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash or securities. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash or securities payment.
The right of redemption may be suspended or the date of payment postponed with respect to each Fund: (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities it owns or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.
An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) has full legal authority and legal right to tender for redemption the requisite number of shares of each Fund and to receive the entire proceeds of the redemption and (ii) if such shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement affecting legal or beneficial ownership of such shares being tendered there are no restrictions precluding the tender and delivery of such shares (including borrowed shares, if any) for redemption, free and clear of liens, on the redemption settlement date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust. In addition, if the Distributor and/or the Trust have reason to believe that an Authorized Participant, does not own or otherwise have available for delivery the requisite number of Fund shares that comprise a Creation Unit, the Distributor and/or the Trust may require the Authorized Participant to deliver or execute supporting documentation evidencing ownership or its right to deliver sufficient Fund shares in order for the request for redemption to be in proper form. If such documentation is not satisfactory to the Distributor and/or the Trust, in their reasonable discretion, the Distributor may reject the request for redemption.
If the Trust determines, based on information available to the Trust when a redemption request is submitted by an Authorized Participant, that (i) the short interest of a Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund shares on a Business Day represent 25%or more of the outstanding shares of the Fund, such Authorized Participant will be required to verify to the Trust the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.
REDEMPTION TRANSACTION FEE
A redemption transaction fee payable to the Custodian is imposed on each redemption transaction regardless of the number of Creation Units redeemed in the transaction, as described in the table below. Where the Trust permits or specifies cash redemptions, an Authorized Participant submitting a cash redemption order may also be assessed a variable transaction fee on the cash portion of its order up to a maximum amount as indicated in the table below.
FUND	STANDARD CASH TRANSACTION FEE*	STANDARD IN-KIND TRANSACTION FEE*	MAXIMUM VARIABLE TRANSACTION FEE**
Hartford Multifactor Developed Markets (ex-US) ETF	$100	$3,000	2.00%
Hartford Multifactor Diversified International ETF	$100	$2,000	2.00%
Hartford Multifactor Emerging Markets ETF	$100	$1,750	2.00%
Hartford Multifactor Small Cap ETF	$100	$1,000	2.00%
Hartford Multifactor US Equity ETF	$100	$800	2.00%
*
An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.
**
The Funds may charge an additional variable transaction fee for redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and Lattice’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.
An additional variable transaction fee for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may be imposed to compensate the Fund for the costs associated with selling the applicable securities as disclosed in the table above. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant may be required to reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at Lattice's discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). Lattice may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect existing shareholders. In no event will fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. See “Portfolio Transactions and Brokerage” for additional information regarding certain cash redemption transactions. From time to time, all or a portion of a Fund’s redemption transaction fee may be waived at the sole discretion of the Fund, including where an Authorized Participant is engaged in certain customized creation and redemption basket activity that is designed to benefit the Fund. To the extent a Fund does not recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund and may negatively affect the Fund’s performance.
PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS
Orders to redeem Creation Units of a Fund through the Clearing Process, if available, must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units of the Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of a Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the second (2nd) Business Day following the date on which such request for redemption is deemed received.
PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS—DOMESTIC FUNDS
Orders to redeem Creation Units of a Fund outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of a Fund outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of shares of Creation Units specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 11:00 a.m. Eastern time on such Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.
After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within two Business Days and the cash redemption payment to the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent. Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process. (See “Redemption Transaction Fee” section above.)
PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS—FOREIGN FUNDS
Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash.
In connection with taking delivery of shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.
Regular Foreign Holidays. Each Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open) (“T+2”). The Funds may effect deliveries of Creation Units and portfolio securities on a basis other than T + 2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Funds, in certain circumstances. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future. Because the portfolio securities of each Fund may trade on days that the Fund’s exchange is closed or on days that are not Business Days for the Fund, Authorized Participants may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.
Redemptions. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund’s portfolio.

Securities Lending
For the fiscal year ended September 30, 2020 the Funds were permitted to lend their portfolio securities to certain qualified borrowers pursuant to an agreement between the Trust and Citibank, N.A. As securities lending agent, Citibank, N.A. administers the Funds’ securities lending program. The services provided to the Funds by Citibank, N.A. with respect to the Funds’ securities lending activities during the most recent fiscal year included, among other things: locating approved borrowers and arranging loans; collecting fees and rebates due to a Fund from a borrower; monitoring daily the value of the loaned securities and collateral and marking to market the daily value of securities on loan; collecting and maintaining necessary collateral; managing qualified dividends; negotiating loan terms; selecting securities to be loaned; recordkeeping and account servicing; monitoring dividend activity relating to loaned securities; and arranging for return of loaned securities to a Fund at loan termination and pursuing contractual remedies on behalf of the lending Fund if a borrower defaults on a loan. Amounts shown below may differ from amounts disclosed in the Funds’ Annual Report as a result of timing differences, reconciliation, and certain other adjustments. For the fiscal year ended September 30, 2020, the following sets forth any earned income and incurred costs and expenses as a result of securities lending activities and the receipt of related services:
Securities Lending Activities	Hartford Multifactor Developed Markets (ex-US) ETF	Hartford Multifactor Diversified International ETF	Hartford Multifactor Emerging Markets ETF
Gross Income	$689,986	$284	$592
All fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$61,813	$26	$59
Fees paid to any cash collateral management service including fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fees not included in revenue split	$0	$0	$0
Rebates (paid to borrower)	$71,838	$30	$0
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation from securities lending activities	$133,651	$56	$59
Net income from securities lending activities	$556,335	$228	$533

Securities Lending Activities	Hartford Multifactor Small Cap ETF	Hartford Multifactor US Equity ETF
Gross Income	$3,999	$68,764
All fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$358	$6,533
Fees paid to any cash collateral management service including fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split	$0	$0
Administrative fees not included in revenue split	$0	$0
Indemnification fees not included in revenue split	$0	$0
Rebates (paid to borrower)	$419	$3,430
Other fees not included in revenue split	$0	$0
Aggregate fees/compensation from securities lending activities	$777	$9,963
Net income from securities lending activities	$3,222	$58,801
During the Funds’ fiscal year ended September 30, 2020, the Funds did not pay administrative fees, fees for indemnification, or other fees relating to the Funds’ securities lending activities that are not reflected above.
Determination of Net Asset Value
The NAV per share is determined for each Fund’s shares as of the close of regular trading on the NYSE (typically 4:00 p.m. Eastern time, the “Valuation Time”) on each day that the Exchange is open (the “Valuation Date”). The Funds are closed for business and do not price their shares on the following business holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other holidays observed by the Exchange. If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, a Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate the Fund’s NAV in accordance with applicable law. The net asset value for the shares is determined by dividing the value of a Fund’s net assets by the number of shares outstanding. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

Capitalization and Voting Rights
The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights.
Under Delaware law, shareholders are not personally liable for the obligations of the Trust. In addition, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Trust Instrument also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. However, there is no certainty that the limited liability of shareholders of a Delaware statutory trust will be recognized in every state. Even in such a circumstance, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which the contractual disclaimer against shareholder liability is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.
As an investment company formed in Delaware, the Trust is not required to hold routine annual shareholder meetings. Meetings of shareholders will be called whenever one or more of the following, among other matters, is required to be acted upon by shareholders pursuant to the 1940 Act: (1) election of trustees or (2) approval of an investment management agreement or sub-advisory agreement.
Shares of common stock have equal voting rights (regardless of the net asset value per share). Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Trust voting for the election of trustees can elect all of the trustees if they choose to do so, and in such an event, the holders of the remaining shares would not be able to elect any trustees. Although trustees are not elected annually, shareholders have the right to remove one or more trustees. When required by law, if the holders of one third or more of the Trust’s outstanding shares request it in writing, a meeting of the Trust’s shareholders will be held to approve or disapprove the removal of trustee or trustees.
Matters in which the interests of all the Funds of the Trust are substantially identical (such as the election of trustees or the ratification of the selection of the independent registered public accounting firm) are voted on by all shareholders of the Trust without regard to the separate Funds. Matters that affect all or several Funds, but where the interests of the Funds are not substantially identical (such as approval of an investment management agreement) are voted on separately by the shareholders of the Fund for their Fund. Matters that affect only one Fund (such as a change in its fundamental policies) are voted on separately for the Fund by the shareholders of that Fund. Likewise, matters that affect only one class of shares of a Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class.
Pursuant to the terms of the Participant Agreement, an Authorized Participant, to the extent that it is a beneficial or legal owner of Fund shares, will irrevocably appoint the Distributor as its agent and proxy with full authorization and power to vote (or abstain from voting) its beneficially or legally owned Fund shares. The Distributor intends to vote (or abstain from voting) the Authorized Participant’s beneficially or legally owned Fund shares in accordance with the Distributor’s proxy voting policies and procedures.
Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in the Prospectus or this Combined Statement of Additional Information, the phrase “vote of a majority of the outstanding shares” of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).
The Trust or a Fund may be terminated by a majority vote of the Board of Trustees or the affirmative vote of a supermajority of the holders of the Trust or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.
Taxes
FEDERAL TAX STATUS OF THE FUNDS
The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected or intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code, and to qualify as a regulated investment company each taxable year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of: (i) 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and (ii) 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends the Fund to do, then under the provisions of Subchapter M, the Fund would not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of short-term capital loss) it distributes to shareholders (or is treated as having been distributed to shareholders).
Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund’s gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, as well as net income from interests in certain publicly traded partnerships; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of any two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.
Each Fund generally will endeavor to distribute (or treat as deemed distributed) to its shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income or excise taxes on its earnings.
In addition, in order to avoid a 4% nondeductible federal excise tax on certain of its undistributed income, each Fund generally must distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year, and (3) any income not distributed in prior years (the “excise tax avoidance requirements”). For purposes of determining whether a Fund has met this distribution requirement, the Fund will be deemed to have distributed any income or gains on which it has been subject to U.S. federal income tax.
If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, all of its taxable income becomes subject to federal, and possibly state and local, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute taxable dividend income (with such dividend income including dividends derived from interest on tax-exempt obligations) to the extent of the Fund’s available earnings and profits.
Investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Trust intends that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.
In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, each Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.
Each Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of each Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. The Trust seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of the Fund and seeks to make the appropriate entries in the Fund’s books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules. The Funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.
As of September 30, 2020, the Funds had the following capital loss carryforwards as indicated below. Each such Fund’s capital loss carryover is available to offset that Fund’s future realized capital gains to the extent provided in the Code and regulations thereunder.
FUND	SHORT-TERM CAPITAL LOSS CARRYFORWARD WITH NO EXPIRATION	LONG-TERM CAPITAL LOSS CARRYFORWARD WITH NO EXPIRATION
Hartford Multifactor Developed Markets (ex-US) ETF	$239,593,905	$104,997,433
Hartford Multifactor Diversified International ETF	762,709	169,447
Hartford Multifactor Emerging Markets ETF	10,953,628	8,415,035
Hartford Multifactor Small Cap ETF	2,575,623	1,170,509
Hartford Multifactor US Equity ETF	23,849,901	7,591,000
If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.
Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.
Investments in below investment grade instruments may present special tax issues for the Funds. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Funds to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.
Pay-in-kind instruments (“PIKs”) are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.
Each Fund must accrue income on investments in certain PIKs, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) prior to the receipt of the corresponding cash. However, because a Fund must meet the 90% distribution requirement to qualify as a regulated investment company, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy the applicable distribution requirements.
The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.
REIT/REMIC Investments. A Fund may invest in REITs owning residual interests in real estate mortgage investment conduits (“REMICs”). Income from a REIT to the extent attributable to a REMIC residual interest (known as “excess inclusion” income) is allocated to a Fund’s shareholders in proportion to the dividends received from the Fund, producing the same income tax consequences as if the Fund shareholders directly received the excess inclusion income. In general, excess inclusion income (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes “unrelated business taxable income” to certain entities (such as a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), and (iii) in the case of a non-U.S. shareholder, does not qualify for any withholding tax reduction or exemption. In addition, if at any time during any taxable year certain types of entities own Fund Shares, the Fund will be subject to a tax equal to the product of (i) the excess inclusion income allocable to such entities and (ii) the highest U.S. federal income tax rate imposed on corporations (currently 21%). A Fund also is subject to information reporting with respect to any excess inclusion income.
Tax reform legislation enacted on December 22, 2017, informally known as the Tax Cuts and Jobs Act (the “Tax Act”), established a 20% deduction for qualified business income. Under this provision, which is effective for taxable years beginning in 2018 and, without further legislation, will sunset for taxable years beginning after 2025, individuals, trusts, and estates generally may deduct (the “Deduction”) 20% of “qualified business income,” which includes all ordinary REIT dividends (“Qualifying REIT Dividends”).
SHAREHOLDER TAXATION
The following discussion of certain federal income tax issues of shareholders of a Fund is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. citizens or residents and U.S. domestic corporations, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, entities treated as partnerships for U.S. federal income tax purposes, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the sale of the shares of a Fund may also be subject to state and local taxes. This summary does not address any federal estate tax issues that may arise from ownership of Fund shares. Shareholders should consult their own tax advisers as to the federal, state and local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.
In general, as described in the prospectus, distributions from a Fund are generally taxable to shareholders as ordinary income, qualified dividend income, exempt-interest dividends or long-term capital gains. Distributions of a Fund’s investment company taxable income (other than qualified dividend income) are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Distributions from net short-term capital gains are taxable to a shareholder as ordinary income. Distributions of a Fund’s net capital gain properly designated by the Fund as “capital gain dividends” are taxable to a shareholder as long-term capital gain regardless of the shareholder’s holding period for his or her shares and regardless of whether paid in cash or reinvested in additional shares. To the extent that a Fund derives dividends from domestic corporations, a portion of the income distributions of the Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares held by a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholders, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Properly reported distributions of qualified dividend income generally are taxable to individual shareholders at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. Dividend distributions will not be eligible for the reduced rates applicable to qualified dividend income unless, among other things, the shares held by a Fund with respect to which dividends are paid and the shares of the Fund are deemed to have been held by the Fund and the shareholders, respectively, for more than 60 days during the 121-day period beginning 60 days before the shares become ex-dividend. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.
At the Trust’s option, the Trust may cause a Fund to retain some or all of its net capital gain for a tax year, but may designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his or her shares. Since the Trust expects the Funds to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gain. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gain should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid by a Fund on his or her behalf. In the event that the Trust chooses this option on behalf of a Fund, the Trust must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.
Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.
An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his or her shares. In addition, an investor should be aware that, at the time he or she purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.
A shareholder generally recognizes taxable gain or loss on a sale of his or her shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his or her shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale of shares generally is a capital gain or loss if such shares are held as capital assets. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his or her shares for more than one year at the time of such sale; otherwise, it is classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs (“Qualifying REIT Dividends”) and certain taxable income from publicly traded partnerships (“MLP Income”). Applicable treasury regulations permit a regulated investment company to pass through to its shareholders Qualifying REIT Dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders MLP Income that would be eligible for such deduction. It is uncertain whether future legislation or other guidance will enable a regulated investment company to pass through the special character of MLP Income to the regulated investment company’s shareholders.
IRS Regulations require reporting to the IRS and furnishing to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Shareholders may elect from among several cost basis methods accepted by the IRS, including average cost. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares) and certain qualified dividend income, while other income may be taxed at rates as high as 37%, for taxable years beginning after 2017 and before 2026 (if not extended further by Congress). Shareholders must satisfy a holding period of more than 60 days with respect to a distribution that is otherwise eligible to be treated as a qualified dividend during the 121-day period that begins 60 days before the ex-dividend date. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum rate also applied to ordinary income (21%). Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from sales or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Each Fund sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a shareholder’s particular situation.
As a result of U.S. federal income tax requirements, the Trust on behalf of each Fund, has the right to reject an order for a creation of shares if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Shares” above.
Dividends paid by a Fund to a non-U.S. shareholder generally are subject to U.S. withholding tax at a rate of 30% (unless the tax is reduced or eliminated by an applicable treaty). Certain properly designated dividends paid by the Fund, however, generally are not subject to this tax, to the extent paid from net capital gains. In addition, under an exemption recently made permanent by Congress, a portion of each Fund’s distributions received by a non-U.S. investor may be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains if such amounts are properly reported by the Fund. In the case of Fund shares held through an intermediary, the intermediary may withhold U.S. federal income tax even if a Fund reports the payment as an exempt dividend. However, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as eligible for the exemption, and a portion of the Fund's distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.
Under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), provisions of the Code, a non-U.S. shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a non-U.S. shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.
The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company if all of the following requirements are met: (i) the regulated investment company is classified as a “qualified investment entity” (which includes a regulated investment company if, in general more than 50% of the regulated investment company’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a non-U.S. shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate. Non-U.S. shareholders also may be subject to "wash sale" rules intended to prevent the avoidance of the tax filing and tax payment obligations discussed above through the sale and repurchase of Fund shares.
Withholding of U.S. tax (at a 30% rate) is required on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.
Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their shares of the Funds.
Shareholders may be subject to U.S. federal income tax withholding (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Trust with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Trust that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 24% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

Principal Underwriter
ALPS Distributors, Inc. serves as the principal underwriter to the Funds. ALPS is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203.
Securities Depository for Shares of the Funds
Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Custodian and Transfer Agent
Portfolio securities of the Funds are held pursuant to a Custodian Agreement between the Trust and State Street Bank and Trust Company, 500 Pennsylvania Avenue, Kansas City, Missouri 64105. State Street Bank and Trust Company also serves as Transfer Agent for the Funds pursuant to a Transfer Agency and Service Agreement.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP (“PwC”) served as the Trust’s Independent Registered Public Accounting Firm for the fiscal year ended September 30, 2020. PwC is located at Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.

Other Information
The Hartford has granted the Trust the right to use the name “The Hartford” or “Hartford,” and has reserved the right to withdraw its consent to the use of such name by the Trust and the Funds at any time, or to grant the use of such name to any other company.
Code of Ethics
The Funds, the Adviser and the Sub-Adviser have each adopted a code of ethics designed to protect the interests of each Fund’s shareholders. Under each code of ethics, investment personnel are permitted to trade securities for their own account, including securities that may be purchased or held by the Fund, subject to certain restrictions. Each code of ethics has been filed with the SEC and may be viewed by the public.
Financial Statements
The Trust’s audited financial statements for the fiscal year ended September 30, 2020 for the Funds and related reports of PwC are incorporated by reference from the Trust’s Annual Report for the fiscal year ended September 30, 2020 into this SAI (meaning such documents are legally a part of this SAI) and are on file with the SEC. The Trust’s most recent Annual Report and Semi-Annual Report are available without charge by calling the Funds at 1-800-456-7526 or by visiting the Funds’ website at hartfordfunds.com or on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
The Board of Trustees believes that the voting of proxies with respect to securities held by a Fund is an important element of the overall investment process. Pursuant to the Funds’ Policy Related to Proxy Voting, as approved by the Funds’ Board of Trustees, Lattice has delegated to the Sub-Adviser the authority to vote all proxies relating to each Fund’s portfolio securities. Each Fund’s exercise of this delegated proxy voting authority is subject to oversight by Lattice. The Sub-Adviser has a duty to vote or not vote such proxies in the best interests of the sub-advised Fund and its shareholders, and to avoid the influence of conflicts of interest. In addition, if the Sub-Adviser requests that the Adviser vote a proxy in any Fund because the Sub-Adviser believes it has a conflict of interest with respect to said proxy, the Adviser may vote such securities. The Adviser may choose to echo vote, vote in accordance with stated guidelines set forth by a proxy voting service, abstain or hire a third-party fiduciary.
The policies and procedures used by the Adviser and the Sub-Adviser to determine how to vote certain proxies relating to portfolio securities are described below. In addition to a summary description of such policies and procedures, included below are descriptions of how such policies and procedures apply to various topics. However, the following are descriptions only and more complete information should be obtained by reviewing the sub-adviser's policies and procedures, as well as a Fund’s voting records. For a complete copy of the sub-adviser's proxy voting policies and procedures, as well as any separate guidelines it uses, please refer to hartfordfunds.com. Information on how a Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-456-7526 and (2) on the SEC’s website at www.sec.gov.
If a security has not been restricted from securities lending and the security is on loan over a record date, the Funds’ Sub-Adviser may not be able to vote any proxies for that security. For more information about the impact of lending securities on proxy voting, see "Securities Lending Risk."
Mellon Proxy Voting Policy
Mellon Investments Corporation (“Mellon”) has a fiduciary responsibility to our clients. We seek to make proxy-voting decisions that are in the best long-term economic interest of our clients as shareholders. We understand that we owe each of our clients a duty of care and loyalty with respect to voting proxies. Our approach to proxy voting is with the same analysis and engagement that we apply to all of our investment activities. Our belief is that a company’s environmental, social and governance (ESG) practices have a long-term effect on a company’s economic value, and therefore we consider these factors when voting proxies. Therefore, we have created Proxy Voting Guidelines and a Proxy Voting and Governance Committee (the “Committee”) that includes senior investment professionals.
Mellon will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. It will generally oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. It will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable management to negotiate effectively and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Mellon will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Mellon will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take action on issues.

Mellon recognizes its duty to vote proxies in the best interests of its clients. Mellon seeks to avoid material conflicts of interest by applying detailed, predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors. Further, Mellon engages a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.
Proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with Mellon’s voting guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in policies on specific issues. Items that can be categorized under these voting guidelines will be voted in accordance with any applicable guidelines or referred to the Committee, if the applicable guidelines so require. Proposals that cannot be categorized under these voting guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Mellon may weigh the cost of voting, and potential inability to sell the securities (which may occur during the voting process), against the benefit of voting the proxies to determine whether or not to vote.
In evaluating proposals regarding incentive plans and restricted stock plans, the Committee typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the Committee evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The Committee generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval.
MULTIETFSAI-0121

LATTICE STRATEGIES TRUST
PART C
OTHER INFORMATION
Item 28. Exhibits
(a)	(i)
Declaration of Trust of Lattice Strategies Trust (the “Registrant”), dated September 30, 2014 (incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (SEC file No. 333-
199089), filed on December 23, 2014)

(ii)
Amendment No. 1 to the Declaration of the Registrant, dated July 29, 2016 (incorporated by reference to Post-
Effective Amendment No. 4 to the Registration Statement on Form N-1A (SEC file No. 333-199089), filed on
January 13, 2017)

(b)
By-Laws of the Registrant, dated September 30, 2014 (incorporated by reference to Pre-Effective Amendment No.
1 to the Registration Statement on Form N-1A (SEC file No. 333-199089), filed on December 23, 2014)

(c)		Not Applicable
(d)	(i)
Investment Advisory Agreement by and between the Registrant and Lattice Strategies LLC, dated July 29, 2016
(incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A (SEC
file No. 333-199089), filed on January 13, 2017)

(i).a
Amendment No. 1 to the Investment Advisory Agreement by and between the Registrant and Lattice Strategies
LLC, dated December 14, 2016 (incorporated by reference to Post-Effective Amendment No. 5 to the Registration
Statement on Form N-1A (SEC file No. 333-199089), filed on January 30, 2017)

(i).b
Amendment No. 2 to the Investment Advisory Agreement by and between the Registrant and Lattice Strategies
LLC, dated April 24, 2017 (incorporated by reference to Post-Effective Amendment No. 10 to the Registration
Statement on Form N-1A (SEC file No. 333-199089), filed on January 26, 2018)

(i).c
Amendment No. 3 to the Investment Advisory Agreement by and between the Registrant and Lattice Strategies
LLC, dated February 15, 2018 (incorporated by reference to Post-Effective Amendment No. 12 to the Registration
Statement on Form N-1A (SEC file No. 333-199089), filed on January 28, 2019)

(i).d
Amendment No. 4 to the Investment Advisory Agreement by and between the Registrant and Lattice Strategies
LLC, dated September 11, 2019 (incorporated by reference to Post-Effective Amendment No. 16 to the
Registration Statement on Form N-1A (SEC file No. 333-199089), filed on January 28, 2020)

	(i).e	Amendment No. 5 to the Investment Advisory Agreement by and between the Registrant and Lattice Strategies LLC, effective November 6, 2019 (filed herewith)
(ii)
Investment Sub-Advisory Agreement by and between Lattice Strategies LLC and Mellon Capital Management
Corporation, dated July 29, 2016 (incorporated by reference to Post-Effective Amendment No. 4 to the Registration
Statement on Form N-1A (SEC file No. 333-199089), filed on January 13, 2017)

(ii).a
Amendment No.1 to the Investment Sub-Advisory Agreement by and between Lattice Strategies LLC and Mellon
Capital Management Corporation, dated April 24, 2017 (incorporated by reference to Post-Effective Amendment
No. 10 to the Registration Statement on Form N-1A (SEC file No. 333-199089), filed on January 26, 2018)

(ii).b
Amendment No. 2 to the Investment Sub-Advisory Agreement by and between Lattice Strategies LLC and BNY
Mellon Asset Management North America Corporation (formerly known as Mellon Capital Management
Corporation), dated April 1, 2018 (incorporated by reference to Post-Effective Amendment No. 12 to the
Registration Statement on Form N-1A (SEC file No. 333-199089), filed on January 28, 2019)

(ii).c
Amendment No. 3 to the Investment Sub-Advisory Agreement by and between Lattice Strategies LLC and Mellon
Investments Corporation (formerly known as BNY Mellon Asset Management North America Corporation), effective
May 29, 2019 (filed herewith)

(e)
Distribution Agreement by and between the Registrant and ALPS Distributors, Inc., dated April 16, 2018
(incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (SEC
file No. 333-199089), filed on January 28, 2019)

(f)		Not Applicable

(g)	(i)
Custodian Agreement with State Street Bank and Trust Company, dated December 31, 2014 (incorporated by reference to Exhibit g.(ii) of The Hartford Mutual Funds, Inc. Post-Effective Amendment No. 137 to its Registration
Statement on Form N-1A (SEC file No. 333-02381), filed on February 27, 2015)

(ii)
Amendment Number 2 to the Custodian Agreement, dated September 27, 2017 (incorporated by reference to
Exhibit g.(ii) of Hartford Funds Exchange-Traded Trust Post-Effective Amendment No. 19 to its Registration
Statement on Form N-1A (SEC file No. 333-215165), filed on November 28, 2018)

(h)	(i)
Administration Agreement by and between the Registrant and State Street Bank and Trust Company, dated
December 12, 2014 (incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on
Form N-1A (SEC file No. 333-199089), filed on February 12, 2015)

(ii)
Master Transfer Agency and Service Agreement with State Street Bank and Trust Company, dated February 13,
2018 (incorporated by reference to Exhibit h.(i) of Hartford Funds Exchange-Traded Trust Post-Effective Amendment
No. 17 to its Registration Statement on Form N-1A (SEC file No. 333-215165), filed on May 18, 2018)

(iii)
Amended and Restated Global Securities Lending Agency Agreement with Citibank, N.A. dated October 1, 2019
(incorporated by reference to Exhibit h.(iv) of The Hartford Mutual Funds II, Inc. Post-Effective Amendment No. 154
to its Registration Statement on Form N-1A (SEC file No. 002-11387), filed on January 9, 2020)

(iii).a
Third Amendment to the Amended and Restated Global Securities Lending Agency Agreement with Citibank, N.A.
dated October 1, 2019 (incorporated by reference to Exhibit h.(v).a of the Hartford Funds Exchange-Traded Trust
Post-Effective Amendment No. 26 to its Registration Statement on Form N-1A (SEC file No. 333-215165), filed
November 25, 2020)

	(iv)	Form of Participant Agreement (incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (SEC file No. 333-199089), filed on January 26, 2018)
	(v)	Form of Purchasing Fund Agreement (incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (SEC file No. 333-199089), filed on December 23, 2014)
(vi)
License Agreement by and among the Registrant, Lattice Strategies LLC, and Mellon Capital Management
Corporation, dated March 20, 2017 (incorporated by reference to Post-Effective Amendment No. 8 to the
Registration Statement on Form N-1A (SEC file No. 333-199089), filed on March 29, 2017)

(vii)
Fund Accounting Agreement dated November 10, 2017 (incorporated by reference to Exhibit h.(vi) of the Hartford
Funds Exchange-Traded Trust Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A, (SEC
file No. 333- 215165), filed on November 28, 2017)

(viii)
Amendment Number 1 to the Fund Accounting Agreement dated November 10, 2017 ((incorporated by reference to
Exhibit h.(vi).a of the Hartford Funds Exchange-Traded Trust Post-Effective Amendment No. 26 to its Registration
Statement on Form N-1A (SEC file No. 333-215165), filed November 25, 2020)

(viiii)
Amendment Number 2 to the Fund Accounting Agreement dated November 10, 2017 (incorporated by reference to
Exhibit h.(vi).b of the Hartford Funds Exchange-Traded Trust Post-Effective Amendment No. 26 to its Registration
Statement on Form N-1A (SEC file No. 333-215165), filed November 25, 2020)

(i)		Opinion and Consent of Counsel (filed herewith)
(j)		Consent of Independent Registered Public Accounting Firm (filed herewith)
(k)		Not Applicable
(l)		Form of Initial Capital Agreement (incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (SEC file No. 333-199089), filed on December 23, 2014)
(m)
Amended and Restated Rule 12b-1 Distribution and Service Plan, dated June 15, 2017 (incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (SEC file No. 333-199089), filed on January 26, 2018)

(n)		Not Applicable
(o)		Not Applicable

(p)	(i)
Code of Ethics of Hartford Funds, Advisers and Hartford Funds Distributors, LLC (incorporated by reference to
Exhibit p.(i) of Hartford Funds Exchange-Traded Trust Post-Effective Amendment No. 26 to its Registration
Statement on Form N-1A (SEC file No. 333-215165), filed on November 25, 2020)

(ii)
Code of Ethics of Bank of New York Mellon Corporation, dated January 15, 2019 (incorporated by reference to
Exhibit p.(v) of The Hartford Mutual Funds II, Inc. Post-Effective Amendment No. 152 to its Registration Statement
on Form N-1A (SEC file No. 002-11387), filed on May 31, 2019)

(iii)
Code of Ethics of ALPS Distributors, Inc., dated July 1, 2020 (incorporated by reference to Post-Effective
Amendment No. 18 to the Registration Statement on Form N-1A (SEC file No. 333-199089), filed on December 21,
2020)

(q)		Power of Attorney dated November 2, 2020 (incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (SEC file No. 333-199089), filed on December 21, 2020)
Item 29. Persons Controlled by or under Common Control with the Funds
The Funds do not control any other person. Each of Hartford Multifactor Diversified International ETF and Hartford Multifactor Small Cap ETF may be deemed to be under common control with each other due to The Hartford Financial Services Group’s (“The Hartford”) beneficial ownership of 25% or more of the outstanding shares of each such Fund. Each Fund would also be under common control of any other entity controlled by The Hartford. The Hartford is organized under the laws of the State of Delaware.
Item 30. Indemnification
Reference is made to Article VII of the Declaration of Trust (“Declaration”) of the Registrant (also, the “Trust”). All section references below are to those contained in the Declaration.
Indemnification. Subject to the exceptions and limitations contained in the By-Laws: (i) every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust and against amounts paid or incurred by him or her in the settlement thereof; and (ii) expenses in connection with the defense of any proceeding of the character described in clause (i) above shall be advanced by the Trust to the Covered Person from time to time prior to final disposition of such proceeding to the fullest extent permitted by law.
For purposes of this Section 3 and Section 5 of this Article VII, “proceeding” means any threatened, pending or completed claim, action, suit or proceeding (including appeals), whether civil, criminal, administrative or investigative, including subpoenas issued by the Commission; and “liabilities” and “expenses” includes, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.
No indemnification shall be provided hereunder to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought: (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.
The Trust’s financial obligations arising from the indemnification provided herein may be insured by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person as to acts or omissions as a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.
Expenses in connection with the defense of any proceeding of the character described in paragraph (b) above may be advanced by the Trust or series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 3.
In no event will any revision, amendment or change to this Section 3 or the By-Laws affect in any manner the rights of any Covered Person to receive indemnification by the Trust against all liabilities and expenses reasonably incurred or paid by the Covered Person in connection with any proceeding in which the Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust (including any amount paid or incurred by the Covered Person in the settlement of such proceeding) with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such revision, amendment or change to this Section 3 or the By-Laws is made.
The Registrant’s various agreements with its service providers provide for indemnification.
Item 31. Business and Other Connections of Investment Adviser
Lattice Strategies LLC (the “Adviser”), a wholly owned subsidiary of Hartford Funds Management Company, LLC, serves as the investment adviser to each series of the Registrant. The principal business address of the Adviser is 690 Lee Road, Wayne, Pennsylvania 19087. With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) on file with the Securities and Exchange Commission (“SEC”) and dated March 27, 2020.
Mellon Investments Corporation (the “Sub-Adviser”) serves as sub-adviser to each series of the Registrant. The principal business address of the Sub-Adviser is BNY Mellon Center, 201 Washington Street, Boston, Massachusetts 02108-4408. With respect to the Sub-Adviser, the response to this Item is incorporated by reference to the Sub-Adviser’s Form ADV (File No. 801-19785) on file with the SEC.
The Adviser’s and Sub-Adviser’s respective Form ADVs may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.
Item 32. Principal Underwriters
(a)
ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1WS Credit Income Fund, 1290 Funds, Aberdeen Standard Investments ETFs, ALPS Series Trust, The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, Barings Funds Trust, BBH Trust, Bluerock Total Income+ Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Brown Advisory Funds, Brown Capital Management Mutual Funds, Cambria ETF Trust, CC Real Estate Income Fund, Centre Funds, CIM Real Assets & Credit Fund, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, Cullen Funds Trust, DBX ETF Trust, ETF Series Solutions, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, FS Multi-Alternative Income Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Heartland Group, Inc., Holland Series Fund, Inc., IndexIQ Active ETF Trust, Index IQ ETF Trust, Infusive US Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, Pax World Series Trust I, Pax World Funds Trust III, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, RiverNorth Funds, Sierra Total Return Fund, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott Funds Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VI, Stone Ridge Residential Real Estate Income Fund I, Inc., USCF ETF Trust, Wasatch Funds, WesMark Funds, Wilmington Funds, XAI Octagon Credit Trust, X-Square Balanced Fund and YieldStreet Prism Fund.

(b)
To the best of Registrant’s knowledge, the directors and principal officers of ALPS and their position with the Registrant are as follows:
Name and Principal Business Address*	Positions and Offices with Underwriter	Position and Offices with Registrant
Bradley J. Swenson	President, Chief Operating Officer, Director	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Joseph J. Frank**	Secretary	None
Patrick J. Pedonti**	Vice President, Treasurer and Assistant Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Stephen J. Kyllo	Vice President, Chief Compliance Officer	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None
*
Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**
The principal business address for Messrs. Pedonti and Frank is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.
(c)
Not Applicable
Item 33. Location of Accounts and Records
The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:
(a)
Lattice Strategies LLC, 690 Lee Road, Wayne, Pennsylvania 19087 (records as investment adviser);
(b)
Mellon Investments Corporation, 201 Washington Street, Boston, Massachusetts 02108-4408;
(c)
State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (records as administrator, custodian and transfer agent); and
(d)
ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203 (records as distributor).
Item 34. Management Services
Not Applicable
Item 35. Undertakings
Not Applicable

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Wayne, and Commonwealth of Pennsylvania, on the 28th day of January 2021.
LATTICE STRATEGIES TRUST
By:	/s/ James E. Davey*
James E. Davey President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
Signature	Title	Date
/s/ James E. Davey* James E. Davey	Trustee, President and Chief Executive Officer	January 28, 2021
/s/ Amy N. Furlong* Amy N. Furlong	Treasurer (Principal Financial Officer and Principal Accounting Officer)	January 28, 2021
/s/ Lynn S. Birdsong* Lynn S. Birdsong	Chairman of the Board and Trustee	January 28, 2021
/s/ Hilary E. Ackermann* Hilary E. Ackermann	Trustee	January 28, 2021
/s/ Robin C. Beery* Robin C. Beery	Trustee	January 28, 2021
/s/ Derrick D. Cephas* Derrick D. Cephas	Trustee	January 28, 2021
/s/ Christine R. Detrick* Christine R. Detrick	Trustee	January 28, 2021
/s/ Andrew A. Johnson, Jr.* Andrew A. Johnson, Jr.	Trustee	January 28, 2021
/s/ Paul L. Rosenberg* Paul L. Rosenberg	Trustee	January 28, 2021
/s/ Lemma W. Senbet* Lemma W. Senbet	Trustee	January 28, 2021
/s/ David Sung* David Sung	Trustee	January 28, 2021
* By/s/ Thomas R. Phillips* Thomas R. Phillips, Attorney-in-fact (Pursuant to Power of Attorney (previously filed))		January 28, 2021
5

EXHIBIT INDEX
Exhibit No.	Description
d.(i).e	Amendment No. 5 to the Investment Advisory Agreement by and between the Registrant and Lattice Strategies LLC, effective November 6, 2019
d.(ii).c
Amendment No. 3 to the Investment Sub-Advisory Agreement by and between Lattice
Strategies LLC and Mellon Investments Corporation (formerly known as BNY Mellon Asset
Management North America Corporation), effective May 29, 2019

i	Opinion and Consent of Counsel
j	Consent of Independent Registered Public Accounting Firm